EXHIBIT 99.1



TOM E. ROESSER                                      3241-0
KATHERINE G. LEONARD                                5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                          CASE NO. 03-00817
                               (Chapter 11)

HAWAIIAN AIRLINES, INC., a
Hawaii corporation,

           Debtor.
------------------------------

                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                     MARCH 1, 2004 THROUGH MARCH 31, 2004

                   DATED: Honolulu, Hawaii, April 20, 2004.



                                       /s/ T E Roesse
                                     ------------------------------------------
                                     CARLSMITH BALL LLP
                                     TOM E. ROESSER
                                     KATHERINE G. LEONARD

                                     HENNIGAN, BENNETT & DORMAN LLP
                                     BRUCE BENNETT
                                     SIDNEY P. LEVINSON
                                     JOSHUA D. MORSE
                                     JOHN L. JONES, II

                                     Counsel for JOSHUA GOTBAUM,
                                     CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                     AIRLINES, INC.










                                      3.

                            HAWAIIAN AIRLINES, INC.




                                  MARCH 2004



                             FINANCIAL INFORMATION

                            HAWAIIAN AIRLINES, INC.
                 Condensed Statement of Operations (Unaudited)


(Actual amounts in thousands)                                  ONE MONTH ENDED               THREE MONTHS ENDED
                                                                   March 31,                       March 31,
                                                        ------------------------------  -----------------------------
                                                                     2004                           2004
                                                        ------------------------------  -----------------------------
Operating Revenues:
   Passenger........................................    $                       59,549  $                     164,416
   Charter..........................................                               580                          1,902
   Cargo ...........................................                             2,542                          7,251
   Other............................................                             3,859                          9,452
                                                        ------------------------------  -----------------------------
     Total..........................................                            66,530                        183,021
                                                        ------------------------------  -----------------------------

Operating Expenses:
   Wages and benefits...............................                            18,290                         56,508
   Aircraft fuel, including taxes and oil...........                            10,243                         28,140
   Aircraft rent....................................                             8,838                         26,633
   Maintenance materials and repairs................                             4,414                         11,428
   Other rental and landing fees....................                             1,980                          5,954
   Depreciation and amortization....................                               596                          1,794
   Sales commissions................................                               343                            920
   Other............................................                            12,310                         34,202
                                                        ------------------------------  -----------------------------
     Total..........................................                            57,014                        165,579
                                                        ------------------------------  -----------------------------

Operating Income (Loss).............................                             9,516                         17,442
                                                        ------------------------------  -----------------------------

Nonoperating Income (Expense):
   Reorganization items, net........................                            (2,263)                        (3,754)
   Interest and amortization of debt expense........                                (5)                           (49)
   Interest income..................................                                 -                             -
   Gain (loss) on disposition of equipment..........                               (10)                           (17)
   Other, net.......................................                               (64)                            63
                                                        ------------------------------  -----------------------------
     Total..........................................                            (2,342)                        (3,757)
                                                        ------------------------------  -----------------------------

Income (Loss) Before Taxes..........................                             7,174                         13,685

Income Taxes:
   Income tax benefit (expense).....................                            (2,868)                        (5,474)
                                                        ------------------------------  -----------------------------
Net Income (Loss)...................................    $                        4,306  $                       8,211
                                                        ==============================  =============================


                                              HAWAIIAN AIRLINES, INC.
                                        Condensed Balance Sheet (Unaudited)

                                                                                               March 31,
         (Actual amounts in thousands)                                                            2004
                                                                                         -----------------------
         ASSETS
         Current Assets:
           Cash and cash equivalents.................................................    $              106,088
           Restricted cash...........................................................                    72,983
           Accounts receivable.......................................................                    42,730
           Inventories...............................................................                     6,679
           Prepaid expenses and other................................................                    17,577
                                                                                         -----------------------
              Total current assets...................................................                   246,057
                                                                                         -----------------------

         Noncurrent Assets:
           Property and equipment, less accumulated depreciation.....................                    46,451
           Reorganization value in excess of identifiable assets.....................                    28,320
           Other assets..............................................................                    48,795
                                                                                         -----------------------
              Total noncurrent assets................................................                   123,566
                                                                                         -----------------------

         Total Assets................................................................    $              369,623
                                                                                         =======================

         LIABILITY AND SHAREHOLDERS' DEFICIT
         Current Liabilities:
           Accounts payable..........................................................    $               55,516
           Accrued liabilities.......................................................                    57,673
           Air traffic liability.....................................................                   132,100
                                                                                         -----------------------
              Total current liabilities..............................................                   245,289
                                                                                         -----------------------

         Noncurrent Liabilities:
           Other liabilities and deferred credits....................................                   191,060
                                                                                         -----------------------
              Total noncurrent liabilities...........................................                   191,060
                                                                                         -----------------------

              Total Liabilities......................................................                   436,349
                                                                                         -----------------------

         Liabilities Subject to Compromise...........................................                   134,083
                                                                                         -----------------------

         Shareholders' Deficit:
           Common and special preferred stock........................................                       285
           Capital in excess of par value............................................                    60,077
           Notes receivable from optionholders.......................................                    (1,349)
           Minimum pension liability adjustment......................................                  (112,255)
           Accumulated deficit.......................................................                  (147,567)
                                                                                         -----------------------
             Shareholders' Deficit...................................................                  (200,809)
                                                                                         -----------------------

              Total Liabilities and Shareholders' Deficit............................    $              369,623
                                                                                         =======================


                                              HAWAIIAN AIRLINES, INC.
                                   Condensed Statement of Cash Flows (Unaudited)

(Actual amounts in thousands)
                                                                           ONE MONTH               THREE MONTHS
                                                                             ENDED                    ENDED
                                                                           MARCH 31,                MARCH 31,
                                                                              2004                     2004
                                                                     ----------------------  ------------------------
Cash Flows From Operating Activities:
   Net Income...................................................     $                4,306  $                  8,211

   Adjustments to reconcile net income to net cash provided
   by operating activities before reorganization activities:
     Reorganization items, net .................................                      2,263                     3,754
     Depreciation ..............................................                        550                     1,651
     Amortization ..............................................                         46                       143
     Net periodic postretirement benefit cost ..................                        374                     1,122
     Loss on disposition of property and equipment .............                         10                        17
     Increase in restricted cash................................                     (7,659)                  (20,217)
     Decrease (increase) in accounts receivable ................                      6,855                    (5,828)
     Decrease in inventory......................................                      5,082                     2,873
     Decrease (increase) in prepaid expenses and other..........                       (110)                    3,097
     Increase (decrease) in accounts payable....................                     (1,859)                    1,363
     Increase in air traffic liability..........................                     15,175                    31,927
     Increase (decrease) in accrued liabilities.................                     (6,442)                       86
     Other, net.................................................                     (3,599)                   (3,441)
                                                                     ----------------------  ------------------------

        Net cash provided by operating activities
        before reorganization activities........................                     14,992                    24,758
                                                                     ----------------------  ------------------------

   Reorganization activities:
     Professional fees paid.....................................                     (2,464)                   (4,395)
     Interest on accumulated cash balances......................                         83                       332
                                                                     ----------------------  ------------------------
       Net cash used by reorganization activities...............                     (2,381)                   (4,063)
                                                                     ----------------------  ------------------------

       Net cash provided by operating activities................                     12,611                    20,695
                                                                     ----------------------  ------------------------

Cash Flows From Investing Activities:
   Purchases of property and equipment..........................                     (1,224)                   (2,271)
                                                                     ----------------------  ------------------------
       Net cash used in investing activities....................                     (1,224)                   (2,271)
                                                                     ----------------------  ------------------------

Cash Flows From Financing Activities:
   Proceeds from optionholders notes receivable ................                        187                       211
   Repayment of debt ...........................................                         (3)                       (9)
   Principal payments under capital lease obligation............                        (86)                     (266)
                                                                     ----------------------  ------------------------
       Net cash provided by (used in) financing activities......                         98                       (64)
                                                                     ----------------------  ------------------------

       Net increase in cash and cash equivalents................                     11,485                    18,360
                                                                     ----------------------  ------------------------

Cash and Cash Equivalents - Beginning of Period.................                     94,603                    87,728
                                                                     ----------------------  ------------------------

Cash and Cash Equivalents - End of Period ......................     $              106,088  $                106,088
                                                                     ======================  ========================


                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)

(Unaudited)

                                             March
                                             2004
                                         -----------

SCHEDULED TOTAL

                PAX                          498,527
                RPMS                     512,860,318
                ASMS                     614,695,602
                LF                              83.4%

CHARTER

                PAX                            3,195
                RPMS                       8,669,091
                ASMS                      10,217,931
                LF                              84.8%

SYSTEM TOTAL (INCLUDES CHARTERS)

        REV PAX                              501,722
        RPMS (000)                           521,529
        ASMS (000)                           624,914
        CARGO/MAIL TON MI                  6,926,626
        LOAD FACTOR (%)                         83.5%

HAWAIIAN AIRLINES

"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY

FOR THE MONTH ENDING MARCH 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL                          OVER 30
          CATEGORY               G/L ACCT               ACCOUNT TYPE                       DUE           CURRENT          DAYS
------------------------------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT           12720001    04  FEDERAL GOVERNMENT                (1)       236,184.62        7,439.40       1,981.80
                              12740001    01  COMMERCIAL                        (2)     5,725,775.36    4,966,739.87     718,484.17
                              12740005        FREIGHT COLLECTS                            123,526.79       25,691.15      29,253.92
                              12740007        UATP RECEIVABLE                             353,216.16      350,136.41       2,783.37
                              12740008    05  STATE GOVERNMENT                  (3)       470,374.43      416,230.58      18,926.70
                              12740009    49  AGENCY ACCOUNTS*                  (4)     8,990,012.60    3,284,392.10     564,270.72
                              12740010    10  HAWAIIANMILES                             3,760,506.12    3,684,338.10           0.00
                              12740013        AGENCY AREA SETTLEMENT            (5)     5,349,120.38    5,349,120.38           0.00
                              12740015    02  HAL CREDIT CARDS                  (6)           949.17            8.70           5.07
                              12740026    26  CREDIT CARD COMPANIES*            (7)     5,078,085.97    5,078,085.97           0.00
                                                                                      ----------------------------------------------
                                                                                       30,087,751.60   23,162,182.66   1,335,705.75
                                                                                      ==============================================

INTERLINE                                                                       (8)     6,751,774.98    5,903,137.30     848,637.68
                                                                                      ==============================================

MAIL                                                                            (9)       120,081.48      120,081.48           0.00
                                                                                      ==============================================

GROUND & IN-FLIGHT SERVICES                                                     (10)    1,042,138.89       34,234.29      94,236.76
                                                                                      ==============================================

OTHER A/R                                                                       (11)    3,644,994.06    3,564,954.15      15,250.55
                                                                                      ==============================================

OTHER ASSETS                                                                    (12)    2,883,611.98    1,421,092.94   1,166,807.11
                                                                                      ==============================================

                              AIR SUBTOTAL                                             44,530,352.99   34,205,682.82   3,460,637.85

                              LESS: RESERVE                                            (1,799,965.91)           0.00           0.00
                                                                                      ----------------------------------------------

                              TOTAL ACCOUNTS RECEIVABLES                               42,730,387.08   34,205,682.82   3,460,637.85
                                                                                      ==============================================

                              PERCENTAGES                                                     100.0%           79.8%           8.1%
                                                                                      ==============================================



---------------------------------------------------------------------------------------------------------------------
                                                                                         OVER 60         OVER 90
          CATEGORY               G/L ACCT               ACCOUNT TYPE                       DAYS            DAYS
---------------------------------------------------------------------------------------------------------------------

PASSENGER & FREIGHT           12720001    04  FEDERAL GOVERNMENT                (1)         2,093.00      224,670.42
                              12740001    01  COMMERCIAL                        (2)        27,536.38       13,014.94
                              12740005        FREIGHT COLLECTS                              4,949.06       63,632.68
                              12740007        UATP RECEIVABLE                                (38.91)          335.29
                              12740008    05  STATE GOVERNMENT                  (3)        10,514.08       24,703.07
                              12740009    49  AGENCY ACCOUNTS*                  (4)       154,818.70    4,986,531.08
                              12740010    10  HAWAIIANMILES                                76,168.03          (0.01)
                              12740013        AGENCY AREA SETTLEMENT            (5)             0.00            0.00
                              12740015    02  HAL CREDIT CARDS                  (6)             0.00          935.40
                              12740026    26  CREDIT CARD COMPANIES*            (7)             0.00            0.00
                                                                                      -------------------------------
                                                                                          276,040.34    5,313,822.85
                                                                                      ===============================

INTERLINE                                                                       (8)             0.00            0.00
                                                                                      ===============================

MAIL                                                                            (9)             0.00            0.00
                                                                                      ===============================

GROUND & IN-FLIGHT SERVICES                                                     (10)          117.00      913,550.84
                                                                                      ===============================

OTHER A/R                                                                       (11)        3,116.04       61,673.32
                                                                                      ===============================

OTHER ASSETS                                                                    (12)      (1,569.19)      297,281.12
                                                                                      ===============================

                              AIR SUBTOTAL                                                277,704.19    6,586,328.13

                              LESS: RESERVE                                                     0.00  (1,799,965.91)
                                                                                      -------------------------------

                              TOTAL ACCOUNTS RECEIVABLES                                  277,704.19    4,786,362.22
                                                                                      ===============================

                              PERCENTAGES                                                       0.7%           11.5%
                                                                                      ===============================


                                                      PAGE NO. 1 OF 2

HAWAIIAN AIRLINES

"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY

FOR THE MONTH ENDING MARCH 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL                          OVER 30
          CATEGORY               G/L ACCT               ACCOUNT TYPE                       DUE           CURRENT          DAYS
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                         OVER 60         OVER 90
          CATEGORY               G/L ACCT               ACCOUNT TYPE                       DAYS            DAYS
---------------------------------------------------------------------------------------------------------------------


NOTES:

(1)  MILITARY ACCOUNTS INCLUDING CRAF CHARTER

(2)  CORPORATE AND FREIGHT ACCOUNTS

(3)  STATE OF HAWAII

(4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT

(5)  ARC AND BSP

(6)  SALES ON COMPANY CREDIT CARD

(7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $58.0 MILLION IN CREDIT CARD HOLDBCKS AS OF MARCH 31, 2004

(8)  PRIMARILY ACTIVITY FOR IATA AND ACH

(9)  MAIL DELIVERY

(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES

(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS

(12) MISCELLANEOUS RECEIVABLES


* SEE DETAIL PROVIDED


                                PAGE NO. 2 OF 2

HAWAIIAN AIRLINES, INC.

CREDIT CARD RECEIVABLES AGING (Unaudited)

MARCH 31, 2004

CUSTOMER ID     NAME OF CUSTOMER ACCOUNT             BALANCES        CURRENT          30 DAYS            60 DAYS       90+ DAYS

 260996149    BSP CANADA VISA CARD - RBC               32,927.08      32,927.08          -                  -               -

 260996173    BSP CANADA MASTERCARD - BMONT             (332.35)       (332.35)          -                  -               -

 260996211    DINERS CLUB                             173,272.73     173,272.73          -                  -               -

 260996238    AMERICAN EXPRESS                      2,525,035.49   2,525,035.49          -                  -               -

 260996246    JCB CREDIT CARD                           6,680.08       6,680.08          -                  -               -

 260996254    NOVUS DISCOVER CARD                     205,441.58     205,441.58          -                  -               -

 260996262    US BANK                               2,135,061.36   2,135,061.36          -                  -               -
                                                    -------------------------------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                         5,078,085.97   5,078,085.97          -                  -               -
                                                    ===============================================================================



Note. Balances above are net of any required holdback.

HAWAIIAN AIRLINES, INC.

AGENCY RECEIVABLES AGING (Unaudited)

MARCH 31, 2004

      CUSTOMER ID        NAME OF CUSTOMER ACCOUNT                                       BALANCES        CURRENT          30 DAYS
       490000500         TRAVEL TRADING CO                                               5,856.76             -          3,861.60
       490000901         TRANS PACIFIC AIR SVC                                           4,039.33         2,591.80       1,447.53
       490001603         PANDA ASSOCIATE TRAVEL- PRE II E-TICKET                       207,290.75             -              -
       490001605         PANDA ASSOCIATE TRAVEL LL - PRE TP E-TICKETS                  351,494.47             -              -
       490002601         PANDA TRAVEL-HOTTRIPS                                         965,196.57             -              -
       490002602         PANDA TRAVEL-VOUCHER SALES                                  3,208,509.36             -              -
       490001265         CA FERNTOURISTIK GMBH II                                       13,286.00        13,286.00           -
       490002603         PANDA ASSOCIATE TRAVEL-II E-TICKET                            390,772.90       377,639.30      13,133.60
       490002605         PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS                    1,094,768.81     1,017,359.16      77,409.65
       490002651         VACATIONS HAWAII                                              237,307.25             -              -
       490003913         PERILLO JOE FUSCO                                              32,984.40        32,984.40           -
       490005282         YOUR MAN TOURS                                                 22,082.39        22,082.39           -
       490005284         YOUR MAN TOURS - FIT                                          (16,701.05)          865.20        (147.75)
       490005649         TAUCK TOURS                                                    29,944.14        33,424.10        (439.98)
       490009121         TOKYU TRAVEL AMERICA                                            4,098.00             -          3,153.00
       490005690         ALOHA 7 - E-TICKETS                                                 -                -              -
       490009407         ALOHA 7 TRAVEL                                                  1,260.00             -              -
       490009408         JALPAK                                                        (18,345.80)      (18,345.80)          -
       490009431         DISCOVERY ALOHA INC                                            36,963.35         3,468.30           -
       490009628         ANA SALES & TOURS                                              (1,517.00)            -              -
       490009630         ANA HALLO TOURS                                                  (955.80)            -            630.60
       490009695         HAWAIIAN ARRANGEMENT                                          310,056.17       306,994.70       3,061.47
       490009768         NIPPON TRAVEL AGENCY                                            3,851.25           431.00       1,730.40
       490009776         KINTETSU INTERNATIONAL EX                                         147.30           147.30           -
       490009953         R & C HAWAII TOURS INC                                            315.30           315.30           -
       490635932         NEW WORLD TRAVEL                                                5,832.50         5,832.50           -
       490712906         JTB HAWAII INC                                                430,720.55       430,720.55           -
       490724740         THE TOUR SHOP                                               1,043,493.90       427,335.10     460,430.60
       490809336         PLEASANT HAWAIIAN HOLIDAY                                       1,086.80         1,086.80           -
                                                                                   -----------------------------------------------
                                                                     SUB TOTALS      8,363,838.60     2,658,218.10     564,270.72

                         OTHER                                                         626,174.00       626,174.00           -

                                                                                   -----------------------------------------------
TOTAL AGENCY RECEIVABLES                                                             8,990,012.60     3,284,392.10     564,270.72
                                                                                   ===============================================



      CUSTOMER ID        NAME OF CUSTOMER ACCOUNT                                          60 DAYS        90+ DAYS

       490000500         TRAVEL TRADING CO                                                   -             1,995.16
       490000901         TRANS PACIFIC AIR SVC                                               -                 -
       490001603         PANDA ASSOCIATE TRAVEL- PRE II E-TICKET                             -           207,290.75
       490001605         PANDA ASSOCIATE TRAVEL LL - PRE TP E-TICKETS                        -           351,494.47
       490002601         PANDA TRAVEL-HOTTRIPS                                               -           965,196.57
       490002602         PANDA TRAVEL-VOUCHER SALES                                          -         3,208,509.36
       490001265         CA FERNTOURISTIK GMBH                                               -                 -
       490002603         PANDA ASSOCIATE TRAVEL-11 E-TICKET                                  -                 -
       490002605         PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS                            -                 -
       490002651         VACATIONS HAWAII                                                    -           237,307.25
       490003913         PERILLOIJOE FUSCO                                                   -                 -
       490005282         YOUR MAN TOURS                                                      -                 -
       490005284         YOUR MAN TOURS - FIT                                                            (17,418.50)
       490005649         TAUCK TOURS                                                      (909.50)        (2,130.48)
       490009121         TOKYU TRAVEL AMERICA                                                -               945.00
       490005690         ALOHA 7 - E-TICKETS                                                 -                 -
       490009407         ALOHA 7 TRAVEL                                                      -             1,260.00
       490009408         JALPAK                                                              -                 -
       490009431         DISCOVERY ALOHA INC                                                 -            33,495.05
       490009628         ANA SALES & TOURS                                                   -            (1,517.00)
       490009630         ANA HALLO TOURS                                                     -            (1,586.40)
       490009695         HAWAIIAN ARRANGEMENT                                                -                 -
       490009768         NIPPON TRAVEL AGENCY                                                -             1,689.85
       490009776         KINTETSU INTERNATIONAL EX                                           -                 -
       490009953         R & C HAWAII TOURS INC                                              -                 -
       490635932         NEW WORLD TRAVEL                                                    -                 -
       490712906         JTB HAWAII INC                                                      -                 -
       490724740         THE TOUR SHOP                                                 155,728.20              -
       490809336         PLEASANT HAWAIIAN HOLIDAY                                           -                 -
                                                                                    --------------------------------
                                                                     SUB TOTALS        154,818.70      4,986,531.08

                         OTHER                                                               -                 -

                                                                                    --------------------------------
TOTAL AGENCY RECEIVABLES                                                               154,818.70      4,986,531.08
                                                                                    ================================


Hawaiian Airlines, Inc.

Post-Petition. Trade Payables Aging Summary (Unaudited)

March 31, 2004

  Business
    Unit        Description           Total           0-29            30-59          60-89            90+

CLMS          Claims                    292.50          292.50            -               -               -
EMP           Employees(1)           16,465.43        7,040.23          29.00             -          9,396.20
HWN           Trade Payables      4,740,672.34    6,060,674.49    (201,973.90)    (289,441.54)    (828,586.71)
PR            Payroll Vendors        83,838.65       83,838.65            -               -               -
RFND          Refund                      -               -               -               -               -
REV           Revenue               134,479.75          178.55          (1.50)            -        134,302.70
                                 --------------  --------------  --------------  --------------  --------------
                                  4,975,748.67    6,152,024.42    (201,946.40)    (289,441.54)    (684,887.81)
                                 ==============  ==============  ==============  ==============  ==============



(1)  Detail available upon request.

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: CLMS

                                                                  I N V O I C E   A M O U N T S

                                                 Nbr of
Vendor Name                        Vendor ID      Invcs      Total      0-29    30-59   60-119    90 +
--------------------------------- ----------- ------------ --------- --------- ------- -------- -------
BILL'S SEAFOOD                     0000008768       1        192.50    192.50    0.00    0.00     0.00
PERISHABLES INTERNATIONAL          0000008769       1         50.00     50.00    0.00    0.00     0.00
TECHNICAL TRANSPORTATION           0000008770       1         50.00     50.00    0.00    0.00     0.00
         Business Unit Total                        3        292.90    292.50    0.00    0.00     0.00












                                                                                      Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

5 DIAMOND SERVICES                                                    0000001989              1        6,862.71        6,862.71
A AND P CLEANERS                                                      0000000169             16        2,120.17        2,120.17
A1 REFRIGERATION & AIR CONDITIONING                                   0000006029              1          677.34          677.34
AAXIC0 SALES INC                                                      0000000099              1          620.40            0.00
ABCOINTERNATIONAL                                                     0000001039              2        3,945.00        3,945.00
ABLE CARD CORPORATION                                                 0000007798              1        1,797.63        1,797.63
ACCUFLEETINTERNATIONAL INC                                            0000001040              3        8,753.85        8,753.85
ADVOCATES THE                                                         0000003626              1        4,340.24        4,340.24
AEROPORTI DI ROMA                                                     0000007687              4       -4,311.60            0.00
AEROSPACE PRODUCTS INTERNATIONAL                                      0000006238              1        6,160.00        6,160.00
AEROTECH SYSTEMS INC                                                  0000007012              1          600.00          600.00
AEROTRON AIR POWER INC                                                0000002509              1        7,000.00        7,000.00
AIPA PROPERTIES LLC                                                   0000003109              1        3,263.89            0.00
AIR CONFERENCE                                                        0000001062              1        6,340.50        6,340.50
AIR PAK GENERAL SERVICES INC                                          0000005779              1           82.80           82.80
AIR SPARES INC                                                        0000000281              4       18,157.66       18,157.66
AIRBORNE NACELLE SERVICES INC                                         0000007466              2       76,000.00       76,000.00
AIRCRAFT SERVICE INTERNATIONAL INC                                    0000000286             22       50,221.22       50,221.22
AIR LINE AUTOMATION INC                                               0000004152              2       12,265.09       12,265.09
AIRLINES REPRESENTATIVE EUROPE                                        0000007780             18            0.00            0.00
AIRPORT GROUP INTERNATIONAL INC                                       0000001078             18      -27,294.36      -27,732.00
AIRTRANS SBA                                                          0000008103              1           25.00           25.00
AKZO NOBEL AEROSPACE COATINGS INC                                     0000005799              1           77.10           77.10
ALA MOANA HOTEL                                                       0000000145              3        2,433.10        2,433.10
ALAMO RENT A CAR                                                      0000002380              2        2,298.86        2,298.88
ALASKA COMMUNICATIONS SYSTEMS                                         0000005719              1          122.92          122.92
ALCOA FASTENING SYSTEMS                                               0000007775              5        7,781.00        7,781.00
ALEXIS PARK RESORT AND SPA                                            0000003085              2       58,585.32       58,585.32
ALLEGRO RESTAURANT                                                    0000006036              1          157.00          157.00
ALLIED AVIATION SERVICES INC                                          0000006836              7       25,421.88       25,421.88
ALOHA RADIATOR SHOP                                                   0000001092              1          168.48          168.48
ALOHA TAP & DIE INC                                                   0000000232              5          451.00          451.00


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

5 DIAMOND SERVICES                                                    0000001989           0.00            0.00            0.00
A AND P CLEANERS                                                      0000000169           0.00            0.00            0.00
A1 REFRIGERATION &AIR CONDITIONING                                    0000006029           0.00            0.00            0.00
AAXIC0 SALES INC                                                      0000000099           0.00          620.40            0.00
ABCOINTERNATIONAL                                                     0000001039           0.00            0.00            0.00
ABLE CARD CORPORATION                                                 0000007798           0.00            0.00            0.00
ACCUFLEETINTERNATIONAL INC                                            0000001040           0.00            0.00            0.00
ADVOCATES THE                                                         0000003626           0.00            0.00            0.00
AEROPORTI DI ROMA                                                     0000007687           0.00       -4,311.60            0.00
AEROSPACE PRODUCTS INTERNATIONAL                                      0000006238           0.00            0.00            0.00
AEROTECH SYSTEPtS INC                                                 0000007012           0.00            0.00            0.00
AEROTRON AIR POWER INC                                                0000002509           0.00            0.00            0.00
AIPA PROPERTIES LLC                                                   0000003109           0.00            0.00        3,263.89
AIR CONFERENCE                                                        0000001062           0.00            0.00            0.00
AIR PAK GENERAL SERVICES INC                                          0000005779           0.00            0.00            0.00
AIR SPARES INC                                                        0000000281           0.00            0.00            0.00
AIRBORNE NACELLE SERVICES INC                                         0000007466           0.00            0.00            0.00
AIRCRAFT SERVICE INTERNATIONAL INC                                    0000000286           0.00            0.00            0.00
AIR LINE AUTOMATION INC                                               0000004152           0.00            0.00            0.00
AIRLINES REPRESENTATIVE EUROPE                                        0000007780           0.00            0.00            0.00
AIRPORT GROUP INTERNATIONAL INC                                       0000001078         437.64            0.00            0.00
AIRTRANS SBA                                                          0000008103           0.00            0.00            0.00
AKZO NOBEL AEROSPACE COATINGS INC                                     0000005799           0.00            0.00            0.00
ALA MOANA HOTEL                                                       0000000145           0.00            0.00            0.00
ALAMO RENT A CAR                                                      0000002380           0.00            0.00            0.00
ALASKA COMMUNICATIONS SYSTEMS                                         0000005719           0.00            0.00            0.00
ALCOA FASTENING SYSTEMS                                               0000007775           0.00            0.00            0.00
ALEXIS PARK RESORT AND SPA                                            0000003085           0.00            0.00            0.00
ALLEGRO RESTAURANT                                                    0000006036           0.00            0.00            0.00
ALLIED AVIATION SERVICES INC                                          0000006836           0.00            0.00            0.00
ALOHA RADIATOR SHOP                                                   0000001092           0.00            0.00            0.00
ALOHA TAP & DIE INC                                                   0000000232           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 2
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
ALTEON TRAINING LLC                                                   0000007648              1       73,710.00       73,710.00
AMERICAN BUILDING MAINTENANCE                                         0000003190              1          151.00          151.00
AMERICAN CUSTOMS BROKERAGE CO INC                                     0000000005              3          468.53          468.53
AMERICAN JET INDUSTRIES                                               0000006837              2        2,345.00        2,345.00
AMERICAN RESTAURANT SUPPLY OF HAWAII                                  0000001103              1          355.50          355.50
AMERICAN SAMOA GOVERNMENT                                             0000001132             10       29,672.50       29,672.50
AMERICAN SOCIETY OF COMPOSERS                                         0000002436              1        1,021.62        1,021.62
AMERICAN TIRE CO                                                      0000000142              2        1,193.43        1,193.43
ANDEC MANUFACTURING LTD                                               0000006014              1        3,410.00        3,410.00
ANHEUSER BUSCH SALES OF HAWAII INC                                    0000000133              2        2,842.00        2,842.00
ANIXTER PENTACON INC                                                  0000007499              1           50.00           50.00
APPLIED GRAPHICS INC                                                  0000004998              9        1,667.06        1,667.06
ARAMARK UNIFORM SERVICES INC                                          0000001122              6          428.84          428.84
ARDEN REALTY LTD PARTNERSHIP                                          0000001702              1         -284.66         -284.66
ARRIVE LLC                                                            0000007325              1        1,032.50        1,032.50
ARTEX AIRCRAFT SUPPLIES INC                                           0000007618              2            0.00            0.00
AT&T                                                                  0000001139              9       64,944.12       64,944.12
AUTOMOTIVE PARTS DISTRIBUTOR INC                                      0000003679              1           51.26           51.26
AUTOMOTIVE SUPPLY CENTER LTD                                          0000000146              1           31.61           31.61
AV OX INC                                                             0000000130              2           30.00            0.00
AVAYA INC                                                             0000005700              1          194.34          194.34
AVENUE A                                                              0000008066              3      282,965.42      282,965.42
AV-EX AVIATION EXCELLENCE                                             0000003650              1          533.00          533.00
AVIALL INC                                                            0000000165              4        4,263.02        4,263.02
AVIATION SAfEGUARDS LAX                                               0000005619              4       12,400.83       12,400.63
AVID AIRLINE PRODUCTS                                                 0000000162              2         -164.96         -164.96
AVION GRAPHICS INC                                                    0000000123              6          823.10          435.10
AVTECH CORPORATION                                                    0000004931              1        1,112.56        1,112.56
AVTEL SERVICES INC                                                    0000005989              2        1,008.27        1,008.27
B HAYMAN CO HAWAII LTD                                                0000004217              1           23.89           23.89
BA LE SANDWICH SHOP                                                   0000002387             83       19,267.13       19,127.84
BACON UNIVERSAL CO INC                                                0000000264              1        2,894.86        2,894.86


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

ALTEON TRAINING LLC                                                   0000007648           0.00            0.00            0.00
AMERICAN BUILDING MAINTENANCE                                         0000003190           0.00            0.00            0.00
AMERICAN CUSTOMS BROKERAGE CO INC                                     0000000005           0.00            0.00            0.00
AMERICAN JET INDUSTRIES                                               0000006837           0.00            0.00            0.00
AMERICAN RESTAURANT SUPPLY OF HAWAII                                  0000001103           0.00            0.00            0.00
AMERICAN SAMOA GOVERNMENT                                             0000001132           0.00            0.00            0.00
AMERICAN SOCIETY OF COMPOSERS                                         0000002436           0.00            0.00            0.00
AMERICAN TIRE CO                                                      0000000142           0.00            0.00            0.00
ANDEC MANUFACTURING LTD                                               0000006014           0.00            0.00            0.00
ANHEUSER BUSCH SALES OF HAWAII INC                                    0000000133           0.00            0.00            0.00
ANIXTER PENTACON INC                                                  0000007499           0.00            0.00            0.00
APPLIED GRAPHICS INC                                                  0000004998           0.00            0.00            0.00
ARAMARK UNIFORM SERVICES INC                                          0000001122           0.00            0.00            0.00
ARDEN REALTY LTD PARTNERSHIP                                          0000001702           0.00            0.00            0.00
ARRIVE LLC                                                            0000007325           0.00            0.00            0.00
ARTEX AIRCRAFT SUPPLIES INC                                           0000007618           0.00            0.00            0.00
AT&T                                                                  0000001139           0.00            0.00            0.00
AUTOMOTIVE PARTS DISTRIBUTOR INC                                      0000003679           0.00            0.00            0.00
AUTOMOTIVE SUPPLY CENTER LTD                                          0000000146           0.00            0.00            0.00
AV OX INC                                                             0000000130           0.00            0.00           30.00
AVAYA INC                                                             0000005700           0.00            0.00            0.00
AVENUE A                                                              0000008066           0.00            0.00            0.00
AV-EX AVIATION EXCELLENCE                                             0000003650           0.00            0.00            0.00
AVIALL INC                                                            0000000165           0.00            0.00            0.00
AVIATION SAfEGUARDS LAX                                               0000005619           0.00            0.00            0.00
AVID AIRLINE PRODUCTS                                                 0000000162           0.00            0.00            0.00
AVION GRAPHICS INC                                                    0000000123         388.00            0.00            0.00
AVTECH CORPORATION                                                    0000004931           0.00            0.00            0.00
AVTEL SERVICES INC                                                    0000005989           0.00            0.00            0.00
B HAYMAN CO HAWAII LTD                                                0000004217           0.00            0.00            0.00
BA LE SANDWICH SHOP                                                   0000002387         139.29            0.00            0.00
BACON UNIVERSAL CO INC                                                0000000264           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 3
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
BAGGAGE CLAIMERS INC THE                                              0000007672              3          370.00          370.00
BAGGAGE EXPRESS                                                       0000001909              1        5,654.62        5,654.62
BARRY CONTROLS AEROSPACE                                              0000001159              2          104.61          104.61
BECKER TRUCKING INC                                                   0000007701              2          169.60          169.60
BF GOODRICH AEROSPACE MATERIAL SALES                                  0000004403              1       80,496.40       80,496.40
BIG ISLAND AUTO PARTS INC                                             0000000295              4           38.30           38.30
BMC SOFTWARE INC                                                      0000002877              1        7,670.00        7,670.00
BONAIR LINEN                                                          0000006019              3          704.92          704.92
BREWER ENVIRONMENTAL INDUSTRIES LLC                                   0000000267              1          674.47          674.47
BRICE MANUFACTURING CO INC                                            0000000274              2          -28.20            0.00
BRINKS INCORPORATED                                                   0000001031              2          438.10          438.10
BRITAX AIRCRAFT INTERIOR SYSTEMS                                      0000006522              1         -276.25            0.00
BROADCAST MUSIC INC                                                   0000001030              1        1,162.46        1,162.46
BROOKHURST INC                                                        0000003864              5       26,023.59       26,023.59
C AND F MACHINERY CORP                                                0000000502              1          217.54          217.54
CAESARS CLEANERS                                                      0000007716              1          822.66          822.66
CAISSE DE PREVOYANCE SOCIALE                                          0000003170              2       14,090.66       14,090.66
CAT PAW 11                                                            0000007784              1        2,000.00        2,000.00
CAVOK SOLUTIONS INC                                                   0000008072              1        5,000.00        5,OOO.00
CCH INC                                                               0000000301              1       -2,658.24       -2,658.24
CELESTE INDUSTRIES CORP                                               0000000322              5       34,007.10        8,550.00
CENTURY COMPUTERS INC                                                 0000005174              1          273.44          273.44
CERTIFIED REFRIGERATION SERVICE                                       0000008117              1          162.50          162.50
CHARLES ENTERPRISES                                                   0000003867              1          588.00          568.00
CHINA FIRST EXPRESS                                                   0000000953              1          506.76          506.76
CHRYSALIS SOFTWARE INC                                                0000007077              1          682.50          682.50
CICO ENTERPRISE LTD                                                   0000O07733              2          268.65          268.65
CITY MILL CO LTD                                                      0000001202              9        1,330.95        1,330.95
CITY SERVICES COURIER INC                                             0000007019              1          600.00          600.00
CLARK COUNTY DEPT OF AVIATION                                         0000000250              1        4,620.00        4,620.00
CLEANING SERVICES PLUS                                                0000004106              4       19,606.30       19,606.30
CLYDE MACHINES INC                                                    0000000001              3          189.24          189.24


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

BAGGAGE CLAIMERS INC THE                                              0000007672           0.00            0.00            0.00
BAGGAGE EXPRESS                                                       0000001909           0.00            0.00            0.00
BARRY CONTROLS AEROSPACE                                              0000001159           0.00            0.00            0.00
BECKER TRUCKING INC                                                   0000007701           0.00            0.00            0.00
BF GOODRICH AEROSPACE MATERIAL SALES                                  0000004403           0.00            0.00            0.00
BIG ISLAND AUTO PARTS INC                                             0000000295           0.00            0.00            0.00
BMC SOFTWARE INC                                                      0000002877           0.00            0.00            0.00
BONAIR LINEN                                                          0000006019           0.00            0.00            0.00
BREWER ENVIRONMENTAL INDUSTRIES LLC                                   0000000267           0.00            0.00            0.00
BRICE MANUFACTURING CO INC                                            0000000274           0.00          -18.00          -10.20
BRINKS INCORPORATED                                                   0000001031           0.00            0.00            0.00
BRITAX AIRCRAFT INTERIOR SYSTEMS                                      0000006522           0.00            0.00         -276.25
BROADCAST MUSIC INC                                                   0000001030           0.00            0.00            0.00
BROOKHURST INC                                                        0000003864           0.00            0.00            0.00
C AND F MACHINERY CORP                                                0000000502           0.00            0.00            0.00
CAESARS CLEANERS                                                      0000007716           0.00            0.00            0.00
CAISSE DE PREVOYANCE SOCIALE                                          0000003170           0.00            0.00            0.00
CAT PAW 11                                                            0000007784           0.00            0.00            0.00
CAVOK SOLUTIONS INC                                                   0000008072           0.00            0.00            0.00
CCH INC                                                               0000000301           0.00            0.00            0.00
CELESTE INDUSTRIES CORP                                               0000000322      23,374.80            0.00        2,082.30
CENTURY COMPUTERS INC                                                 0000005174           0.00            0.00            0.00
CERTIFIED REFRIGERATION SERVICE                                       0000008117           0.00            0.00            0.00
CHARLES ENTERPRISES                                                   0000003867           0.00            0.00            0.00
CHINA FIRST EXPRESS                                                   0000000953           0.00            0.00            0.00
CHRYSALIS SOFTWARE INC                                                0000007077           0.00            0.00            0.00
CICO ENTERPRISE LTD                                                   0000O07733           0.00            0.00            0.00
CITY MILL CO LTD                                                      0000001202           0.00            0.00            0.00
CITY SERVICES COURIER INC                                             0000007019           0.00            0.00            0.00
CLARK COUNTY DEPT OF AVIATION                                         0000000250           0.00            0.00            0.00
CLEANING SERVICES PLUS                                                0000004106           0.00            0.00            0.00
CLYDE MACHINES INC                                                    0000000001           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 4
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
COAST GATEWAY HOTEL                                                   0000007645              2        7,867.05        7,867.05
COCA COLA BOTTLING CO                                                 0000001208              2          774.00          774.00
COMANDO PROVINCIALE VIGILI DEL FUOCO                                  0000007988              1         -689.96            0.00
COMMONWEALTH GROUP INC                                                0000007947              1        5,000.00        5,000.00
COMPOSITE SPECIALTIES INC                                             0000002727              6        1,103.04        1,103.04
COMPUSA INC                                                           0000003240              1           96.83           96.83
COMPUTER DISCOUNT WAREHOUSE                                           0000006586              1          126.03          126.03
COMPUTER PRESENTATIONS AND TRAINING INC                               0000006143              1        1,000.00        1,000.00
COMPUTER TRAINING ACADEMY NETWORK                                     0000003026              2        1,182.28        1,182.28
CONCENTRA MEDICAL CENTERS                                             0000000989              5        2,418.18        2,418.18
CONCESSIONS INTERNATIONAL LLC                                         0000007029              1           17.26            0.00
CONSTRUCTION MATERIALS                                                0000001665              1          -53.87            0.00
CONTINENTAL AIRLINES                                                  0000001214              1        1,007.81        1,007.81
CONTINENTAL MICRONESIA                                                0000001741              1          555.65          555.65
COUNTY OF MAUI                                                        0000001115              1          123.60          123.60
CREATIVE MARKETING CONCEPTS                                           0000003107              1        4,000.86        4,000.86
CROWN RECORDS MANAGEMENT                                              0000006773              2       10,888.60       10,888.60
CROWNE PLAZA LAX                                                      0000004522              2        1,183.53        1,183.53
CUTTER FORD ISUZU INC                                                 0000002371              3          458.58          458.58
D & J SPECIALTIES                                                     0000002024             15        4,546.05        4,546.05
D C ELECTRIC INC                                                      0000000352              4        1,352.41        1,352.41
DALECOINC                                                             0000002760              2          291.51          291.51
DECISIONONE CORP                                                      0000002284              1          381.64          381.64
DELTA AIRLINES INC                                                    0000001233             12      848,628.86      848,628.86
DELYSE INC                                                            0000006733              2         -281.24            0.00
DENNY'S RESTAURANT                                                    0000005921              1           42.25           42.25
DEPARTMENT OF LICENSING                                               0000001231              1           33.75           33.75
DHL DANZAS AIR & OCEAN                                                0000007681              1          -36.00            0.00
DHL WORLDWIDE EXPRESS                                                 0000001235              1           16.69           16.69
DIAGNOSTIC LABORATORY SERVICES INC                                    0000000408              1         -124.00         -124.00
DIAMOND PARKING INC                                                   0000003147              1        1,280.00        1,280.00
DJ'S DELIVERY SERVICE                                                 0000003534              3        3,042.50        2,052.50


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

COAST GATEWAY HOTEL                                                   0000007645           0.00            0.00            0.00
COCA COLA BOTTLING CO                                                 0000001208           0.00            0.00            0.00
COMANDO PROVINCIALE VIGILI DEL FUOCO                                  0000007988           0.00         -689.96            0.00
COMMONWEALTH GROUP INC                                                0000007947           0.00            0.00            0.00
COMPOSITE SPECIALTIES INC                                             0000002727           0.00            0.00            0.00
COMPUSA INC                                                           0000003240           0.00            0.00            0.00
COMPUTER DISCOUNT WAREHOUSE                                           0000006586           0.00            0.00            0.00
COMPUTER PRESENTATIONS AND TRAINING INC                               0000006143           0.00            0.00            0.00
COMPUTER TRAINING ACADEMY NETWORK                                     0000003026           0.00            0.00            0.00
CONCENTRA MEDICAL CENTERS                                             0000000989           0.00            0.00            0.00
CONCESSIONS INTERNATIONAL LLC                                         0000007029           0.00            0.00           17.26
CONSTRUCTION MATERIALS                                                0000001665           0.00            0.00          -53.87
CONTINENTAL AIRLINES                                                  0000001214           0.00            0.00            0.00
CONTINENTAL MICRONESIA                                                0000001741           0.00            0.00            0.00
COUNTY OF MAUI                                                        0000001115           0.00            0.00            0.00
CREATIVE MARKETING CONCEPTS                                           0000003107           0.00            0.00            0.00
CROWN RECORDS MANAGEMENT                                              0000006773           0.00            0.00            0.00
CROWNE PLAZA LAX                                                      0000004522           0.00            0.00            0.00
CUTTER FORD ISUZU INC                                                 0000002371           0.00            0.00            0.00
D & I SPECIALTIES                                                     0000002024           0.00            0.00            0.00
D C ELECTRIC INC                                                      0000000352           0.00            0.00            0.00
DALECOINC                                                             0000002760           0.00            0.00            0.00
DECISIONONE CORP                                                      0000002284           0.00            0.00            0.00
DELTA AIRLINES INC                                                    0000001233           0.00            0.00            0.00
DELYSE INC                                                            0000006733        -281.24            0.00            0.00
DENNY'S RESTAURANT                                                    0000005921           0.00            0.00            0.00
DEPARTMENT OF LICENSING                                               0000001231           0.00            0.00            0.00
DHL DANZAS AIR & OCEAN                                                0000007681           0.00            0.00          -36.00
DHL WORLDWIDE EXPRESS                                                 0000001235           0.00            0.00            0.00
DIAGNOSTIC LABORATORY SERVICES INC                                    0000000408           0.00            0.00            0.00
DIAMOND PARKING INC                                                   0000003147           0.00            0.00            0.00
DJ'S DELIVERY SERVICE                                                 0000003534         990.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 5
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
DON ALEJANDROS TEXAN GRILL                                            0000001237              1          120.00          120.00
DONS MAKIKI SERVICE                                                   0000001238              3          374.37          374.37
DOUBLETREE HOTEL SACRAMENTO                                           0000007075              1       18,121.74       18,121.74
DOW & LOHNES ALBERTSON LLC                                            0000000424              9       52,415.53       52,415.53
DRIESSEN SERVICES INC                                                 0000006673              3       10,310.34       15,581.34
DUN & BRADSTREET INFO SERVICES                                        0000001242              1          602.82          602.82
DUNBAR ARMORED                                                        0000005993              1          378.30          378.30
DYNAMIC AIR INC                                                       0000000437              4        3,827.64        3,827.64
E D POWER CO                                                          0000007020              2        2,785.00        2,785.80
EAGLE GLOBAL LOGISTICS INC                                            0000006268             11        9,759.19        9,759.19
EDO FIBER SCIENCE                                                     0000007326              1          266.00            0.00
EDS CORP                                                              0000001753              1        1,265.66        1,265.66
ELC SECURITY PRODUCTS INC                                             0000005720              1       -1,035.00            0.00
ELITE LINE SERVICE INC                                                0000007069              1        1,673.90        1,673.90
EMERY WORLDWIDE                                                       0000001252              4        1,663.12        1,663.12
ENVIROVAC INC                                                         0000005820              4        7,408.00        7,408.00
EOH ENTERPRISES LLC                                                   0000008002              1          213.54          213.54
EXACT COPIES PRINTING & DESIGN                                        0000003130              5        2,020.72        2,020.71
EXCELL EXPRESS COURIER                                                0000005208              1           80.00            0.00
EXECAIR MAINTENANCE INC                                               0000006206              7       47,351.00            0.00
FASTENAIR CORPORATION                                                 0000008089              2          275.00          275.00
FEDERAL EXPRESS CORP                                                  0000001264             49       10,795.86       10,795.86
FLIGHT SUPPORT INTERNATIONAL                                          0000006230              1          137.00          137.00
FOG CREEK SOFTWARE INC                                                0000007319              1          297.00          297.00
FORTIX LLC                                                            0000008040              2        2,500.00        2,500.00
FOUR FLIGHT INDUSTRIES INC                                            0000008095              1        1,267.50        1,267.50
GARDEN CITY GROUP INC THE                                             0000007462              1       23,433.79       23,433.79
GAS COMPANY THE LLC                                                   0000007776              2        1,520.24        1,520.24
GASPRO                                                                0000000409              3          392.68          392.68
GATE SAFE INC                                                         0000006577              2       11,090.08       11,090.08
GATTE G0URMET                                                         0000005043            417   -1,195,850.29      129,294.27
GATES LAUNDRY SERVICE                                                 0000007997             20        5,780.74        5,780.74


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

DON ALEJANDROS TEXAN GRILL                                            0000001237           0.00            0.00            0.00
DONS MAKIKI SERVICE                                                   0000001238           0.00            0.00            0.00
DOUBLETREE HOTEL SACRAMENTO                                           0000007075           0.00            0.00            0.00
DOW LOHNES & ALBERTSON LLC                                            0000000424           0.00            0.00            0.00
DRIESSEN SERVICES INC                                                 0000006673      -5,271.00            0.00            0.00
DUN & BRADSTREET INFO SERVICES                                        0000001242           0.00            0.00            0.00
DUNBAR ARMORED                                                        0000005993           0.00            0.00            0.00
DYNAMIC AIR INC                                                       0000000437           0.00            0.00            0.00
E D POWER CO                                                          0000007020           0.00            0.00            0.00
EAGLE GLOBAL LOGISTICS INC                                            0000006268           0.00            0.00            0.00
EDO FIBER SCIENCE                                                     0000007326           0.00            0.00          266.00
EDS CORP                                                              0000001753           0.00            0.00            0.00
ELC SECURITY PRODUCTS INC                                             0000005720           0.00            0.00       -1,035.00
ELITE LINE SERVICE INC                                                0000007069           0.00            0.00            0.00
EMERY WORLDWIDE                                                       0000001252           0.00            0.00            0.00
ENVIROVAC INC                                                         0000005820           0.00            0.00            0.00
EOH ENTERPRISES LLC                                                   0000008002           0.00            0.00            0.00
EXACT COPIES PRINTING & DESIGN                                        0000003130           0.00            0.00            0.01
EXCELL EXPRESS COURIER                                                0000005208           0.00            0.00           80.00
EXECAIR MAINTENANCE INC                                               0000006206           0.00            0.00       47,351.00
FASTENAIR CORPORATION                                                 0000008089           0.00            0.00            0.00
FEDERAL EXPRESS CORP                                                  0000001264           0.00            0.00            0.00
FLIGHT SUPPORT INTERNATIONAL                                          0000006230           0.00            0.00            0.00
FOG CREEK SOFTWARE INC                                                0000007319           0.00            0.00            0.00
FORTIX LLC                                                            0000008040           0.00            0.00            0.00
FOUR FLIGHT INDUSTRIES INC                                            0000008095           0.00            0.00            0.00
GARDEN CITY GROUP INC THE                                             0000007462           0.00            0.00            0.00
GAS COMPANY THE LLC                                                   0000007776           0.00            0.00            0.00
GASPRO                                                                0000000409           0.00            0.00            0.00
GATE SAFE INC                                                         0000006577           0.00            0.00            0.00
GATE G0URMET                                                          0000005043    -346,002.53     -144,587.61     -834,554.42
GATES LAUNDRY SERVICE                                                 0000007997           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 6
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
GEAC ENTERPRISE SOLUTIONS                                             0000008124              1       64,053.19       64,053.19
GENERAL PRINTING                                                      0000007234              1        4,262.47        4,262.47
GLACIER RIVER CAFE                                                    0000007732              1          845.37          845.37
GLOBE GROUND NORTH AMERICA                                            0000006480              6        6,974.15        6,974.15
GOLDENWARE TRAVEL TECHNOLOGIES LLC                                    0000007450              1        3,750.00        3,750.00
GOODRICH AEROSTRUCTURES GROUP                                         0000006691              3       64,135.85       73,779.85
GOODYEAR TIRE & RUBBER COMPANY                                        0000006744              1       10,261.94       10,261.94
GRAYBAR ELECTRIC CO INC                                               0000000104              2            0.00            0.00
GRINNELL FIRE PROTECTION SYSTEMS CO                                   0000005038              1          212.50          212.50
GSD ASSOCIATES INC                                                    0000006955              1        2,737.71        2,737.71
HACIENDA HOTEL AT LAX                                                 0000001994              1           52.61           52.61
HAMILTON SUNDSTRAND                                                   0000005507              2        1,079.30        1,079.30
HANA HOU!                                                             0000002531              2          899.83          899.83
HARDWARE HAWAII TRUE VALUE                                            0000007342              3          128.30          128.30
HARLAN CORP                                                           0000000420              1         -190.00            0.00
HATFIELD LAUNDRY AND DEVELOPMENT                                      0000007254              7          183.45          183.45
HAWAII AUDIOLOGY CONSULTANTS                                          0000008083              1        5,606.43        5,606.43
HAWAII AUTOMOTIVE REPAIR CLINIC LLC                                   0000007986              1           15.00           15.00
HAWAII FUELING FACILITIES CO                                          0000001301              2       54,733.28       54,733.28
HAWAII PORTER SERVICE                                                 0000007770              1        3,500.00        3,500.00
HAWAII PRINCE HOTEL & GOLF CLUB                                       0000002622              3        4,658.91        3,450.01
HAWAII STATIONERY CO LTD                                              0000000406              9        2,678.45        2,678.45
HAWAIIAN AIRLINES INC                                                 0000001964              2            0.00            0.00
HAWAIIAN LIFT TRUCK INC                                               0000001307              2          594.62          594.62
HENNIGAN BENNETT & DORMAN LLP                                         0000007950              1      246,805.46      246,805.46
HERTZ CORPORATION - WA                                                0000008025              1           50.00           50.00
HILTON SAN DEIGO GASLAMP QUARTER                                      0000007104              1       26,182.99       26,182.99
HOAKA PLANT RENTAL AND SALES                                          0000004991              1          130.00          130.00
HOLIDAY INN PORTLAND AIRPORT                                          0000001636              1       15,907.50       15,907.50
HOLIDAY INN SELECT SEATTLE - RENTON                                   0000006584             14        3,546.90        3,546.90
HONEYWELL INC                                                         0000005148             28      321,884.59      322,073.97
HONOLULU ADVERTISER                                                   0000001320              1          456.25          456.25


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

GEAC ENTERPRISE SOLUTIONS                                             0000008124           0.00            0.00            0.00
GENERAL PRINTING                                                      0000007234           0.00            0.00            0.00
GLACIER RIVER CAFE                                                    0000007732           0.00            0.00            0.00
GLOBEGROUND NORTH AMERICA                                             0000006480           0.00            0.00            0.00
GOLDENWARE TRAVEL TECHNOLOGIES LLC                                    0000007450           0.00            0.00            0.00
GOODRICH AEROSTRUCTURES GROUP                                         0000006691           0.00            0.00       -9,644.00
GOODYEAR TIRE & RUBBER COMPANY                                        0000006744           0.00            0.00            0.00
GRAYBAR ELECTRIC CO INC                                               0000000104           0.00            0.00            0.00
GRINNELL FIRE PROTECTION SYSTEMS CO                                   0000005038           0.00            0.00            0.00
GSD ASSOCIATES INC                                                    0000006955           0.00            0.00            0.00
HACIENDA HOTEL AT LAX                                                 0000001994           0.00            0.00            0.00
HAMILTON SUNDSTRAND                                                   0000005507           0.00            0.00            0.00
HANA HOU!                                                             0000002531           0.00            0.00            0.00
HARDWARE HAWAII TRUE VALUE                                            0000007342           0.00            0.00            0.00
HARLAN CORP                                                           0000000420           0.00            0.00         -190.00
HATFIELD LAUNDRY AND DEVELOPMENT                                      0000007254           0.00            0.00            0.00
HAWAII AUDIOLOGY CONSULTANTS                                          0000008083           0.00            0.00            0.00
HAWAII AUTOMOTIVE REPAIR CLINIC LLC                                   0000007986           0.00            0.00            0.00
HAWAII FUELING FACILITIES CO                                          0000001301           0.00            0.00           -0.00
HAWAII PORTER SERVICE                                                 0000007770           0.00            0.00            0.00
HAWAII PRINCE HOTEL & GOLF CLUB                                       0000002622           0.00            0.00        1,208.90
HAWAII STATIONERY CO LTD                                              0000000406           0.00            0.00            0.00
HAWAIIAN AIRLINES INC                                                 0000001964           0.00            0.00            0.00
HAWAIIAN LIFT TRUCK INC                                               0000001307           0.00            0.00            0.00
HENNIGAN BENNETT & DORMAN LLP                                         0000007950           0.00            0.00            0.00
HERTZ CORPORATION - WA                                                0000008025           0.00            0.00            0.00
HILTON SAN DEIGO GASLAMP QUARTER                                      0000007104           0.00            0.00            0.00
HOAKA PLANT RENTAL AND SALES                                          0000004991           0.00            0.00            0.00
HOLIDAY INN PORTLAND AIRPORT                                          0000001636           0.00            0.00            0.00
HOLIDAY INN SELECT SEATTLE - RENTON                                   0000006584           0.00            0.00            0.00
HONEYWELL INC                                                         0000005148        -189.38            0.00            0.80
HONOLULU ADVERTISER                                                   0000001320           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 7
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
HONOLULU AIRPORT HOTEL                                                0000003073              6        4,047.27        4,047.27
HONOLULU SIGN CO LTD                                                  0000000374              1          390.62          390.62
HOST MARRIOTT SERVICES CORP                                           0000000485              5          243.59          243.59
HPM BUILDING SUPPLY                                                   0000000491              3           72.53           72.53
HRM AERO SYSTEh1S INC                                                 0000001325              2        1,536.00        1,536.00
HUNTLEIGH USA CORP                                                    0000001993              3       17,948.29       17,948.29
HYATT REGENCY PHOENIX                                                 0000007145              3       27,347.67       27,347.67
HYATT REGENCY SAN FRANCISCO AIRPORT                                   0000001661              2       13,348.75       13,348.75
HYDRA-AIR PACIFIC INC                                                 0000000466              4          207.71          207.71
ILIMA TOURS & TRANSPORTATION                                          0000006634              1           42.00           42.00
INCOM INC                                                             0000001759              2        2,088.53        2,088.53
INDUSTRIAL CHEMCALS AND LUBRICANTS INC                                0000000503              1          872.92          872.92
INFINITY AIR INC                                                      0000007819              3        4,581.12        4,581.12
INFLOW INC                                                            0000007257              1        4,111.20        4,111.20
INNERWALL INC                                                         0000007192              2        6,462.45        6,462.45
INSTANT SIGN CENTERS OF HAWAII                                        0000005660              1          216.67          216.67
INSTANT WEB COMPANIES                                                 0000005626              1       65,000.00       65,000.00
INTERNATIONAL LEASE FINANCE CORPORATION                               0000006169              1      840,520.73      840,520.73
INTERSTATE BATTERY SYSTEMS OF HI                                      0000001336              2          535.28          535.28
INVENTORY LOCATOR SERVICE LLC                                         0000000410              1           48.00           48.00
INWEST EXPRESS                                                        0000006800              2           85.00           85.00
ISLAND FILTERS INC                                                    0000000452              1        1,054.62            0.00
ISLAND MAID INC                                                       0000006078              4          707.52          707.52
ISLAND MAINTENANCE & REPAIRS                                          0000006727              2        5,676.24        5,676.24
J L DELIVERY SERVICE INC                                              0000007149              4        6,061.49        6,061.49
JAD CHEMICAL CO INC                                                   0000007203              1          124.75          124.75
JAMCO AMERICA                                                         0000001347              4          432.62          432.62
JAPAN AIRLINES CO LTD                                                 0000001348              1       23,448.24       23,448.24
JEPPESEN SANDERSON                                                    0000000542              2       14,608.81       14,608.81
JOBBERS AUTO WAREHOUSE SUPPLY                                         0000000910              1          -19.16            0.00
JOJAN'S SNACK SHOP                                                    0000004713              1           15.00           15.00
K R ANDERSON CO INC                                                   0000000527              1           76.68           76.68


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

HONOLULU AIRPORT HOTEL                                                0000003073           0.00            0.00            0.00
HONOLULU SIGN CO LTD                                                  0000000374           0.00            0,00            0.00
HOST MARRIOTT SERVICES CORP                                           0000000485           0.00            0.00            0.00
HPM BUILDING SUPPLY                                                   0000000491           0.00            0.00            0.00
HRM AERO SYSTEMS INC                                                  0000001325           0.00            0.00            0.00
HUNTLEIGH USA CORP                                                    0000001993           0.00            0.00            0.00
HYATT REGENCY PHOENIX                                                 0000007145           0.00            0.00            0.00
HYATT REGENCY SAN FRANCISCO AIRPORT                                   0000001661           0.00            0.00            0.00
HYDRA-AIR PACIFIC INC                                                 0000000466           0.00            0.00            0.00
ILIMA TOURS & TRANSPORTATION                                          0000006634           0.00            0.00            0.00
INCOM INC                                                             0000001759           0.00            0.00            0.00
INDUSTRIAL CHEMCALS AND LUBRICANTS INC                                0000000503           0.00            0.00            0.00
INFINITY AIR INC                                                      0000007819           0.00            0.00            0.00
INFLOW INC                                                            0000007257           0.00            0.00            0.00
INNERWALL INC                                                         0000007192           0.00            0.00            0.00
INSTANT SIGN CENTERS OF HAWAII                                        0000005660           0.00            0.00            0.00
INSTANT WEB COMPANIES                                                 0000005626           0.00            0.00            0.00
INTERNATIONAL LEASE FINANCE CORPORATION                               0000006169           0.00            0.00            0.00
INTERSTATE BATTERY SYSTEMS OF HI                                      0000001336           0.00            0.00            0.00
INVENTORY LOCATOR SERVICE LLC                                         0000000410           0.00            0.00            0.00
INWEST EXPRESS                                                        0000006800           0.00            0.00            0.00
ISLAND FILTERS INC                                                    0000000452           0.00        1,054.62            0.00
ISLAND MAID INC                                                       0000006078           0.00            0.00            0.00
ISLAND MAINTENANCE & REPAIRS                                          0000006727           0.00            0.00            0.00
J L DELIVERY SERVICE INC                                              0000007149           0.00            0.00            0.00
JAD CHEMICAL CO INC                                                   0000007203           0.00            0.00            0.00
JAMCO AMERICA                                                         0000001347           0.00            0.00            9.00
JAPAN AIRLINES CO LTD                                                 0000001348           0.00            0.00            0.00
JEPPESEN SANOERSON                                                    0000000542           0.00            0.00            0.00
JOBBERS AUTO WAREHOUSE SUPPLY                                         0000000910           0.00            0.00          -19.16
JOJAN'S SNACK SHOP                                                    0000004713           0.00            0.00            0.00
K R ANDERSON CO INC                                                   0000000527           0.00            0.00           11.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 8
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
KAUAI AUTOMATED FUELS NETWORK INC                                     0000007291              1          267.93          287.93
KAUAI BAGGAGE SERVICE                                                 0000001359              2        5,765.95        5,765.95
KAUAI FIRE PROTECTION INC                                             0000006497              1          113.54          113.54
KAUAI ISLAND UTILITY COOPERATIVE                                      0000007383              1        2,228.83        2,228.63
KIHEI SAFE & LOCKSMITH SERVICE                                        0000001364              1          124.80          124.80
KILGO A L CO INC                                                      0000001365              5          157.59          157.59
KING KAMEHAMEHA'S KONA BEACH HOTEL                                    0000000463              1           32.34           32.34
KIRKHILL AIRCRAFT PARTS CO                                            0000001369              3          200.40          109.20
KONA ABRASIVES                                                        0000000572              5          888.95          888.95
KONA INDUSTRIES INC                                                   0000000435              4          994.85          994.85
KONA LOCKSMITH INC                                                    0000002784              1           33.33           33.33
KOOLAU AVIATION SERVICES                                              0000006005              1          952.36          952.36
KPMG LLP                                                              0000007684              1      117,000.00      117,000.00
L 3 WALCH CO INC                                                      0000000729              1          740.46          740.46
LAB ONE INC                                                           0000000975              1        1,404.00        1,404.00
LABELMASTER                                                           0000000699              1          107.35          107.35
LARRYS AUTO PARTS INC                                                 0000004129             14          750.23          634.78
LASFUEL CORP                                                          0000000682             18       -3,823.76       -1,485.19
LAX TWO CO                                                            0000000684              1       63,436.22       63,436.22
LIBBY GLASS INC                                                       0000000724              3         -226.20            0.00
LIFT A LOFT CORPORATION                                               0000005017              1          892.67          892.67
LINCO CASTERS                                                         0000006976              1          536.60          536.60
LONDAVIA INC                                                          0000000691              3          167.40          167.40
LOS ANGELES AIRPORT MARRIOTT                                          0000004298              1          577.98          577.98
MACSTEEL SERVICE CENTER USA                                           0000008102              1          288.05          288.05
MADISON AIR PARTS & SUPPLY INC                                        0000006149              1           50.00           50.00
MAGNETIC TICKET & LABEL                                               0000000548              1        4,187.50        4,387.50
MAGUIRE BEARING CO LTD                                                0000000668              1           16.54           16.54
MATSON NAVIGATION CO INC                                              0000000967              1          952.00          952.00
MAUI DISPOSAL CO INC                                                  0000000613              2         -925.22            0.00
MAUI OFFICE MACHINES INC                                              0000000027              1           95.83           95.83
MAUI SODA & ICE WORKS LTD                                             0000003513              1          113.85          113.85


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

KAUAI AUTOMATED FUELS NETWORK INC                                     0000007291           0.00            0.00            0.00
KAUAI BAGGAGE SERVICE                                                 0000001359           0.00            0.00            0.00
KAUAI FIRE PROTECTION INC                                             0000006497           0.04            0.00            0.00
KAUAI ISLAND UTILITY COOPERATIVE                                      0000007383           0.00            0.00            0.00
KIHEI SAFE & LOCKSMITH SERVICE                                        0000001364           0.00            0.00            0.00
KILGO A L CO INC                                                      0000001365           0.00            0.00            0.00
KING KAMEHAMEHA'S KONA BEACH HOTEL                                    0000000463           0.00            0.00            0.00
KIRKHILL AIRCRAFT PARTS CO                                            0000001369          91.20            0.00            0.00
KONA ABRASIVES                                                        0000000572           0.00            0.00            0.00
KONA INDUSTRIES INC                                                   0000000435           0.00            0.00            0.00
KONA LOCKSMITH INC                                                    0000002784           0.00            0.00            0.00
KOOLAU AVIATION SERVICES                                              0000006005           0.00            0.00            0.00
XPMG LLP                                                              0000007604           0.00            0.00            0.00
L 3 WALCH CO INC                                                      0000000729           0.00            0.00            0.00
LAB ONE INC                                                           0000000975           0.00            0.00            0.00
LABELMASTER                                                           0000000699           0.00            0.00            0.00
LARRYS AUTO PARTS INC                                                 0000004129           0.00          115.45            0.00
LASFUEL CORP                                                          00000006$2      12,668.90        3,833.79      -18,841.26
LAX TWO CO                                                            0000000684           0.00            0.00            0.00
LIBB(pound)Y GLASS INC                                                0000000724           0.00            0.00         -226.20
LIFT A LOFT CORPORATION                                               0000005017           0.00            0.00            0.00
LINCO CASTERS                                                         0000006976           0.00            0.00            0.00
LONDAVIA INC                                                          0000000691           0.00            0.00            0.00
LOS ANGELES AIRPORT MARRIOTT                                          0000004298           0.00            0.00            0.00
MACSTEEL SERVICE CENTER USA                                           0000008101           0.00            0.00            0.00
MADISON AIR PARTS 81 SUPPLY INC                                       0000006149           0.00            0.00            0.00
MAGNETIC TICKET & LABEL                                               0000000548           0.00            0.00            0.00
MAGUIRE BEARING CO LTD                                                0000000668           0.00            0.00            0.00
MATSON NAVIGATION CO INC                                              0000000967           0.00            0.00            0.00
MAUI DISPOSAL CO INC                                                  0000000613           0.00            0.00         -925.22
MAUI OFFICE MACHINES INC                                              0000000027           0.00            0.00            0.00
MAUI SODA & ICE WORKS LTD                                             0000003513           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 9
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
MBI ENTERPRISES INC                                                   0000007108              1          408.00          408.00
MCNEIL WILSON COMMUNICATIONS INC                                      0000002255              1       14,583.33       14,583.33
MCS GENERAL REPAIR INC                                                0000000646              1          193.28          193.28
MEADOW GOLD DAIRIES                                                   0000000942             11        5,550.00        5,550.00
MED LIFE SERVICES                                                     0000006451             23        2,520.95        2,389.77
MEDAIRE INC                                                           0000001780              5       14,375.00       14,375.00
MENEHUNE WATER CO INC                                                 0000000670             14        4,987.57        4,987.57
MENZIES AVIATTON GROUP (USA) INC                                      0000007337              1        1,687.28        1,687.28
MICHAEL LEWIS COMPANY                                                 0000007396              2          788.15          788.15
MICHELIN AIRCRAFT TIRE CORP                                           0000001655              1       19,429.81       19,429.81
MICRO METROLOGY INC                                                   0000000539              3          778.75            0.00
MOKIIHANA PEST CONTROL INC                                            0000005577              1          119.79          119.79
MOOG INC                                                              0000000583              1        2,591.34        2,591.34
MOORE USA                                                             0000000650              8            0.03            0.00
MOORE WALLACE NORTH AMERICA INC                                       0000007760              8        3,203.20        3,203.20
MORRISON & FOERSTER LLP                                               0000007803              1        1,560.78        1,560.78
NAVAL ELECTRONICS INC                                                 0000008101              1          229.00          229.00
NEWARK ELECTRONICS                                                    0000001422              1           39.16           39.16
NEXTEL COMMUNICATIONS                                                 0000004163              3        1,657.95        1,657.95
NORDISK AVIATION PRODUCTS INC                                         0000005505              1        4,245.21        4,245.21
NORTH AMERICAN AIRLINES INC                                           0000008136              1       10,392.44       10,392.44
NORTHWEST AIRLINES INC                                                0000001426             19      -44,113.41        2,460.27
OAHU AIR CONDITIONING SERVICE INC                                     0000001427              1          189.37          189.37
OAHU WASTE SERVICES INC                                               0000007752              1           83.33           83.33
OC TANNER RECOGNITION CO                                              0000000636              2        8,960.71        8,960.71
OFFICE DEPOT                                                          0000000039              9        1,014.16        1,014.16
OLYMPUS INDUSTRIAL AMERICA INC                                        0000006319              2          678.05          633.05
ONE DAY SIGNS & SILKSCREEN                                            0000001440              2          985.41          985.41
ONTFUEL CORPORATION                                                   0000007072              1         -159.39         -159.39
OUTRIGGER HOTELS HAWAII                                               0000000633             17       18,853.87       18,853.87
PAC ELECTRIC CO INC                                                   0000000667              4        5,342.85        5,342.85
PACIFIC AIR INDUSTRIES                                                0000000612              2        2,400.00        2,400.00


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

MBI ENTERPRISES INC                                                   0000007108           0.00            0.00            0.00
MCNEIL WILSON COMMUNICATIONS INC                                      0000002255           0.00            0.00            0.00
MCS GENERAL REPAIR INC                                                0000000646           0.00            0.00            0.00
MEADOW GOLD DAIRIES                                                   0000000942           0.00            0.00            0.00
MED LIFE SERVICES                                                     0000006451         131.18            0.00            0.00
MEDAIRE INC                                                           0000001780           0.00            0.00            0.00
MENEHUNE WATER Ca INC                                                 0000000670           0.00            0.00            0.00
MENZIES AVIATTON GROUP (USA) INC                                      0000007337           0.00            0.00            0.00
MICHAEL LEWIS COMPANY                                                 0000007396           0.00            0.00            0.00
MICHELIN AIRCRAFT TIRE CORP                                           0000001655           0.00            0.00            0.00
MICRO METROLOGY INC                                                   0000009539           0.00            0.00          778.75
MOKIIHANA PEST CONTROL INC                                            0000005577           0.00            0.00            0.00
MOOG INC                                                              0000000583           0.00            0.00            0.00
MOORE USA                                                             0000000650           0.00            0.00            0.00
MOORE WALLACE NORTH AMERICA INC                                       0000007760           0.00            0.00            0.00
MORRISON & FOERSTER LLP                                               0000007803           0.00            0.00            0.00
NAVAL ELECTRONICS INC                                                 0000008101           0.00            0.00            0.00
NEWARK ELECTRONICS                                                    0000001422           0.00            0.00            0.00
NE7cTEL COMMUNICATIONS                                                0000004163           0.00            0.00            0.00
NORDISK AVIATION PRODUCTS INC                                         0000005505           0.00            0.00            0.00
NORTH AMERICAN AIRLINES INC                                           0000008136           0.00            0.00            0.00
NORTHWEST AIRLINES INC                                                0000001426           0.00            0.00      -46,573.68
OAHU AIR CONDITIONING SERVICE INC                                     0000001427           0.00            0.00            0.00
OAHU WASTE SERVICES INC                                               0000007752           0.00            0.00            0.00
OC TANNER RECOGNITION CO                                              0000000636           0.00            0.00            0.00
OFFICE DEPOT                                                          0000000039           0.00            0.00            0.00
OLYMPUS INDUSTRIAL AMERICA INC                                        0000006319           0.00            0.00           45.00
ONE DAY SIGNS & SILKSCREEN                                            0000001440           0.00           41.00            0.00
ONTFUEL CORPORATION                                                   0000007072           0.00            0.00            0.00
OUTRIGGER HOTELS HAWAII                                               0000000633           0.00            0.00            0.00
PAC ELECTRIC CO INC                                                   0000000667           0.00            0.00            0.00
PACIFIC AIR INDUSTRIES                                                0000000612           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                10
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
PACIFIC DETROIT DIESEL-ALLISON                                        0000004879              2          451.94          451.94
PACIFIC FIRE PROTECTION INC                                           0000000596              1           35.15           35.15
PACIFIC JOBBERS WAREHOUSE, INC                                        0000002502              7          374.22          374.22
PACIFIC MACHINERY                                                     0000003861              1        3,854.14        3,854.14
PACIFIC SERVICE & DEVELOPMENT CORP                                    0000000921              2          125.91          125.91
PACIFIC SHIPYARDS INTERNATIONAL                                       0000007414              2            0.00            0.00
PACIFIC WIRELESS COMMUNICATIONS                                       0000005773              7        1,432.38        1,194.88
PAPERSOURCE HAWAII INC                                                0000002738              1          371.93          371.93
PARADISE BEVERAGES INC                                                0000000082              1         -181.20         -181.20
PARADISE SKYCAP SERVICES INC                                          0000001459              1       16,640.62       16,640.62
PARTS CENTER HAWAII INC                                               0000005865              1           27.98           27.98
PAS A DIVISION OF RUSSELL ASSOCIATES                                  0000000089              3       16,782.20       16,782.20
PASCUA TRANS &TOURS                                                   0000001871              1          412.50          412.50
PEERLESS AEROSPACE FASTENERS                                          0000000593              3          300.00         -600.00
PERKINS GROUP INC THE                                                 0000007982              2          316.88          316.88
PHARMCHEM INC                                                         0000007772              1          937.50          937.50
PICTURES PLUS                                                         0000004372              1          724.73          724.73
PINION AND ASSOCIATES INC                                             0000006338              2       65,000.00       65,000.00
POLYNESIAN HOSPITALITY                                                0000002968              3        2,330.21        2,330.21
PORT OF PORTI AND                                                     0000001477              2           60.00           60.00
PWC HAWAII CORPORATION                                                0000001935              1          437.50          437.50
Q MARK RESEARCH & POLLING                                             0000001654              3       25,295.26       25,295.26
QUAGGA                                                                0000008053              1          715.50          715.50
QWEST                                                                 0000005785              8        2,760.59        2,760.59
R & K REFRIGERATION SERVICE                                           0000005100              4          626.73          626.73
RAINBOW INDUSTRIAL LAUNDRY INC                                        0000007588              2          351.19          351.19
RANDOM TASK INTERNATIONAL INC                                         0000007787              1       10,171.88       10,171.88
RAPID RETURN DELIVERY SERVICE                                         0000003553              1           66.30           66.30
RD TECHNOLOGY OF HAWAII                                               0000000649              2          312.48          312.48
REDLINE                                                               0000001493              1          312.40          312.40
REGENT MANUFACTURING                                                  0000002772              1       49,927.50            0.00
RELIZON COMPANY THE                                                   0000005624              1          -65.82            0.00


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

PACIFIC DETROIT DIESEL-ALLISON                                        0000004879           0.00            0.00            0.00
PACIFIC FIRE PROTECTION INC                                           0000000596           0.00            0.00            0.00
PACIFIC JOBBERS WAREHOUSE, INC                                        0000002502           0.00            0.00            0.00
PACIFIC MACHINERY                                                     0000003851           0.00            0.00            0.00
PACIFIC SERVICE & DEVELOPMENT CORP                                    0000000921           0.00            0.00            0.00
PACIFIC SHIPYARDS INTERNATIONAL                                       0000007414           0.00            0.00            0.00
PACIFIC WIRELESS C01414LMICATIONS                                     0000005773         237.50            0.00            0.00
PAPERSOURCE HAWAII INC                                                0000002738           0.00            0.00            0.00
PARADISE BEVERAGES INC                                                0000000082           0.00            0.00            0.00
PARADISE SKYCAP SERVICES INC                                          0000001459           0.00            0.00            0.00
PARTS CENTER HAWAII INC                                               0000005865           0.00            0.00            0.00
PAS A DIVISION OF RUSSELL ASSOCIATES                                  0000000089           0.00            0.00            0.00
PASCUA TRANS &TOURS                                                   0000001871           0.00            0.00            0.00
PEERLESS AEROSPACE FASTENERS                                          0000000593         900.00            0.00            0.00
PERKINS GROUP INC THE                                                 0000007982           0.00            0.00            0.00
PHARMCHEM INC                                                         0000007772           0.00            0.00            0.00
PICTURES PLUS                                                         0000004372           0.00            0.00            0.00
PINION AND ASSOCIATES INC                                             0000006338           0.00            0.00            0.00
POLYNESIAN HOSPITALITY                                                0000002968           0.00            0.00            0.00
PORT OF PORTI AND                                                     0000001477           0.00            0.00            0.00
PWC HAWAII CORPORATION                                                0000001935           0.00            0.00            0.00
Q MARK RESEARCH & POLLING                                             0000001654           0.00            0.00            0.00
QUAGGA                                                                0000006053           0.00            0.00            0.00
QWEST                                                                 0000005785           0.00            0.00            0.00
R & K REFRIGERATION SERVICE                                           0000005100           0.00            0.00            0.00
RAINBOW INDUSTRIAL LAUNDRY INC                                        0000007588           0.00            0.00            0.00
RANDOM TASK INTERNATIONAL INC                                         0000007787           0.00            0.00            0.00
RAPID RETURN DELIVERY SERVICE                                         0000003553           0.00            0.00            0.00
RD TECHNOLOGY OF HAWAII                                               0000000649           0.00            0.00            0.00
REDLINE                                                               0000001493           0.00            0.00            0.00
REGENT MANUFACTURING                                                  0000002772      49,927.50            0.00            0.00
RELIZON COMPANY THE                                                   0000005624           0.00            0.00          -65.82

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                11
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
REMEDY INTELLIGENT STAFFING                                           0000006735              2        1,310.83        1,310,83
RENAISSANCE ILIKAI WAIKIKI                                            0000007309              1       11,753.57       11,753.57
REVA COMM                                                             0000006273              1        1,322.91        1,322.91
RIVER CITY DELIVERY                                                   0000001500              3        1,212.20        1,212.20
ROBERTS HAWAII TOURS INC                                              0000000762              1          393.60          393.60
ROLLS ROYCE                                                           0000004871              6      -11,276.60      -11,381.00
ROLY INTERNATIONAL                                                    0000000736              1          100.44          100.44
ROYAL AIRLINE LINEN INC                                               0000000660              2          714.34          714.34
RTC/ENA EXPRESS BAGGAGE DELIVERY                                      0000007773              1          949.00          949.00
RYDER TRUCK RENTAL                                                    0000001504              2          815.06          815.06
RYNNS LUGGAGE                                                         0000002085              1          750.00          750.00
SACRAMENTO COUNTY AIRPORT SYSTEM                                      0000006959              3       18,307.33       18,307.33
SAGE PARTS                                                            0000003166              4          147.95          147.95
SAMOA BROADCASTING                                                    0000001847              2          389.40          389.40
SAMOA MARKETING INC                                                   0000000048              4          845.00          455.00
SAN FRANCISCO INTERNATIONAL AIRPORT                                   0000000197              2       39,110.40       39,110.40
SAND ISLAND AUTO PARTS & REPAIR INC                                   0000008038              2        3,229.16        3,229.15
SATAIR INC                                                            0000001510              4        2,476.62          713.86
SATCO INC                                                             0000007544              1         -496.65            0.00
SBC                                                                   0000007464              3          170.35          170.35
SCIS AIR SECURITY CORPORATION                                         0000006667              6       44,759.24       44,759.24
SEA TAC MANAGERS ASSOC                                                0000001512              1          225.12            0.00
SEATAC FUEL FACILITIES LLC                                            0000007063              2        5,271.27        5,271.27
SEIDL ANTON L CONSULTANT                                              0000007913              1        2,190.00        2,190.00
SERVICE PERFORMANCE CORP                                              0000006440              3       14,318.58       14,318.58
SERVISAIR USA INC                                                     0000007529              1        1,351.25            0.00
SHASTA LINEN SUPPLY                                                   0000007013              1            1.34            1.34
SHIPMAN HOUSE BED & BREAKFAST INN                                     0000004872              1        1,506.34        1,506.34
SHRED IT                                                              0000004483              1          234.50          234.50
SIDESTEP INC                                                          0000006347              1        1,884.00        1,884.00
SILVER AIRPORT COURIER CO                                             0000006043              1          923.00            0.00
SIMAT HELLIESEN & EICHNER INC                                         0000000789              2      370,700.14      370,700.14


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

REMEDY INTELLIGENT STAFFING                                           0000006735           0.00            0.00            0.00
RENAISSANCE ILIKAI WAIKIKI                                            0000007309           0.00            0.00            0.00
REVA COMM                                                             0000006273           0.00            0.00            0.00
RIVER CITY DELIVERY                                                   0000001500           0.00            0.00            0.00
ROBERTS HAWAII TOURS INC                                              0000000762           0.00            0.00            0.00
ROLLS ROYCE                                                           0000004871           0.00            0.00          104.40
ROLY INTERNATIONAL                                                    0000000736           0.00            0.00            0.00
ROYAL AIRLINE LINEN INC                                               0000000660           0.00            0.00            0.00
RTC/ENA EXPRESS BAGGAGE DELIVERY                                      0000007773           0.00            0.00            0.00
RYDER TRUCK RENTAL                                                    0000001504           0.00            0.00            0.00
RYNNS LUGGAGE                                                         0000002085           0.00            0.00            0.00
SACRAMENTO COUNTY AIRPORT SYSTEM                                      0000006959           0.00            0.00            0.00
SAGE PARTS                                                            0000003166           0.00            0.00            0.00
SAMOA BROADCASTING                                                    0000001847           0.00            0.00            0.00
SAMOA MARKETING INC                                                   0000000048           0.00            0.00          390.00
SAN FRANCISCO INTERNATIONAL AIRPORT                                   0000000197           0.00            0.00            0.00
SAND ISLAND AUTO PARTS & REPAIR INC                                   0000008038           0.00            0.00            0.00
SATAIR INC                                                            0000001510           0.00        1,762.76            0.00
SATCO INC                                                             0000007544           0.00            0.00         -496.65
SBC                                                                   0000007464           0.00            0.00            0.00
SCIS AIR SECURITY CORPORATION                                         0000006667           0.00            0.00            0.00
SEA TAC MANAGERS ASSOC                                                0000001512           0.00            0.00          225.12
SEATAC FUEL FACILITIES LLC                                            0000007063           0.00            0.00            0.00
SEIDL ANTON L CONSULTANT                                              0000007913           0.00            0.00            0.00
SERVICE PERFORMANCE CORP                                              0000006440           0.00            0.00            0.00
SERVISAIR USA INC                                                     0000007529           0.00            0.00        1,351.25
SHASTA LINEN SUPPLY                                                   0000007013           0.00            0.00            0.00
SHIPMAN HOUSE BED & BREAKFAST INN                                     0000004872           0.00            0.00            0.00
SHRED IT                                                              0000004483           0.00            0.00            0.00
SIDESTEP INC                                                          0000006347           0.00            0.00            0.00
SILVER AIRPORT COURIER CO                                             0000006043           0.00            0.00          923.00
SIMAT HELLIESEN & EICHNER INC                                         0000000789           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                12
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
SITRICK AND COMPANY INC                                               0000007557              1      144,375.69      144,375.69
SKY CHEFS INC                                                         0000001533             28      -77,160.36        3,456.89
SNAP ON TOOLS CORP                                                    0000006011              3           14.87           14.87
SOBEL WESTEX HAWAII                                                   0000005606              7        4,237.47        4,237.47
SODEXHO                                                               0000001864              1        2,509.64        2,509.64
SONIC SIGHS INC                                                       0000004689              1        1,747.20        1,747.20
SPRINT                                                                0000000950              1          424.83          424.83
STANDARD MOTORS & MARINE SUPPLY                                       0000001540              7          811.03          811.03
STANDARD PARKING                                                      0000007755              1           45.00           45.00
STANDARD REGISTER CO                                                  0000000763              4       12,550.93       11,784.24
STANDARD SHEETMETAL & MECHANICAL INC                                  0000005701              3        1,492.64        1,492.64
STARR AIRCRAFT PRODUCTS INC                                           0000002753              5       32,282.05       32,282.05
STARR SEIGLE MCCOMBS                                                  0000002389             97      163,378.79      163,378.79
STATE OF HAWAII                                                       0000000242              9        8,046.87        8,046.87
STATE TIRE & REPAIR INC                                               0000000731              1          444.64          444.64
STATIONERS CORP OF HAWAII LTD                                         0000000857              1           72.86           72.86
STERLING COURIER SYSTEMS INC                                          0000001550              1        3,112.05        3,112.05
STRATACOM                                                             0000006146              1        2,083.04        2,083.04
STRAUB CLINIC AND HOSPITAL                                            0000000706              1           35.00           35.00
SUCCESS ADVERTISING                                                   0000006703              4        2,891.64        2,891.64
SUKEKANE CRAIG                                                        0000006737              1       10,416.66       10,416.66
SUMMERVILLE CARSON C                                                  0000007802              1        6,122.08        6,122.08
SUPERSHUTTLE LOS ANGELES INC                                          0000004484              1          489.00          489.O0
SUPERSHUTTLE SAN GABRIEL                                              0000001556              1           93.00           93.00
SWISSPORT USA INC                                                     0000005533              8        6,342.63        6,342.63
TAPIS CORPORATION                                                     0000004846              4       15,888.00       15,888.00
TARPY TAILORS INC                                                     0000000801              1        1,668.00        1,668.00
TECHNOLOGY INTEGRATION GROUP                                          0000003322             20       75,514.10       75,514.10
TELEVISION EVENTS AND MARKETING INC                                   0000000874              1       65,103.75       65,103.75
TERMINIX INTERNATIONAL CO LP                                          0000001109              1           68.74           68.74
THE BOEING COMPANY                                                    0000002318            205      261,538.07      256,636.55
THE OFFICE DOCTOR INC                                                 0000007904              1          833.28          833.28


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

SITRICK AND COMPANY INC                                               0000007557           0.00            0.00            0.00
SKY CHEFS INC                                                         0000001533      53,042.39     -147,056.64       13,397.00
SNAP ON TOOLS CORP                                                    0000006011           0.00            0.00            0.00
SOREL WESTEX HAWAII                                                   0000005606           0.00            0.00            0.00
SODEXHO                                                               0000001864           0.00            0.00            0.00
SONIC SIGHS INC                                                       0000004689           0.00            0.00            0.00
SPRINT                                                                0000000950           0.00            0.00            0.00
STANDARD MOTORS & MARINE SUPPLY                                       0000001540           0.00            0.00            0.00
STANDARD PARKING                                                      0000007755           0.00            0.00            0.00
STANDARD REGISTER CO                                                  0000000763           0.00            0.00          766.69
STANDARD SHEETMETAL & MECHANICAL INC                                  0000005701           0.00            0.00            0.00
STARR AIRCRAFT PRODUCTS INC                                           0000002753           0.00            0.00            0.00
STARR SEIGLE FtCCOMB5                                                 0000002389           0.00            0.00            0.00
STATE OF HAWAII                                                       0000000242           0.00            0.00            0.00
STATE TIRE 8i REPAIR INC                                              0000000731           0.00            0.00            0.00
STATIONERS CORP OF HAWAII LTD                                         0000000857           0.00            0.00            0.00
STERLING COURIER SYSTEMS INC                                          0000001550           0.00            0.00            0.00
STRATACOP1                                                            0000006146           0.00            0.00            0.00
STRAUB CLINIC AND HOSPITAL                                            0000000706           0.00            0.00            0.00
SUCCESS ADVERTISING                                                   0000006703           0.00            0.00            0.00
SUKEKANE CRAIG                                                        0000006737           0.00            0.00            0.00
SUMMERVILLE CARSON C                                                  0000007802           0.00            0.00            0.00
SUPERSHUTTLE LOS ANGELES INC                                          0000004484           0.40            0.00            0.00
SUPERSHUTTLE SAN GABRIEL                                              0000001556           0.00            0.00            0.00
SWISSPORT USA INC                                                     0000005533           0.00            0.00            0.00
TAPIS CORPORATION                                                     0000004846           0.00            0.00            0.00
TARPY TAILORS INC                                                     0000000801           0.00            0.00            0.00
TECHNOLOGY INTEGRATION GROUP                                          0000003322           0.00            0.00            0.00
TELEVISION EVENTS AND MARKETING INC                                   0000000874           0.00            0.00            0.00
TERMINIX INTERNATIONAL CO LP                                          0000001109           0.00            0.00            0.00
THE BOEING COMPANY                                                    0000002318           0.00            0.00        4,901.52
THE OFFICE DOCTOR INC                                                 0000007904           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                13
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
TIME WARNER TELECOM                                                   0000006284              1          401.67          401.67
TOLEDO SCALE HAWAII                                                   0000001574              1          338.52          338.52
TQ TRADEX LTD                                                         0000001877              1        1,837.50            0.00
TRANS PACIFIC AIR SERVICE CORP                                        0000005705             11       11,000.00            0.00
TRANSWORLD SYSTEMS INC                                                0000005669              1        2,847.00        2,847.00
TRAVEL INDUSTRY ASSOCIATION OF AMERICA                                0000001878              1        1,495.00        1,495.00
TRAVEL TRADING, CO                                                    0000001879              1        3,500.00            0.00
TRI CLEANERS                                                          0000001579              1          186.00          186.00
TRIPLE F DISTRIBUTING                                                 0000004545              1           73.75           73.75
TYCO ELECTRONICS CORP                                                 0000007308              2            0.00            0.00
UNICORP SYSTEMS INC                                                   0000006003              1          105.06          105.06
UNISON INDUSTRIES LLC                                                 0000007723              1           -5.10            0.00
UNITED AUTO PARTS INC                                                 0000001588              2           84.43           84.43
UNITED DRILL BUSHING CORP                                             0000005035              2            0.00         -204.44
UNITED TECHNOLOGIES CORP                                              0000000774              4       -2,190.00          765.00
UNITEK ENVIRONMENTAL SERVICES                                         0000001591              1           88.54           88.54
UNITEK SOLVENT SERVICES INC                                           0000006030              2          603.80          603.80
UNIVERSITY OF HAWAII MANOA                                            0000000815              1       10,000.00       10,000.00
USA NET INC                                                           0000006289              1          702.00          702.00
V & S TRANSPORTATION INC                                              0000006058              1          343.23          343.23
VERIZON NETWORK INTEGRATION CORP                                      0000007042              1          821.49          821.49
VERIZON WIRELESS                                                      0000005609              1          265.78          265.78
VF SOLUTIONS                                                          0000007155              3          149.60          149.60
VILLALOBOS CLEANING SERVICE                                           0000007468              1          295.00          295.00
VIP TRANS                                                             0000004831              1           78.33           78.33
VOLCANO ORCHIDS INC                                                   0000000759             13          670.52          670.52
VOLUME SERVICES                                                       0000001607              2          760.43          760.43
VOLVO AERO SERVICES LP                                                0000006280              6       17,550.00       17,550.00
WACKENHUT CORP                                                        0000001190              1       10,170.47      10,170, 47
WAILUKU TIRE CENTER                                                   0000002291              2           68.01           68.01
WATER MAN BIG ISLAND                                                  0000002785              1           40.50           40.50
WATSON WYATT AND CO                                                   0000000907              4       92,654.00       92,654.00


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

TIME WARNER TELECOM                                                   0000006284           0.00            0.00            0.00
TOLEDO SCALE HAWAII                                                   0000001574           0.00            0.00            0.00
TQ TRADEX LTD                                                         0000001877       1,837.50            0.00            0.00
TRANS PACIFIC AIR SERVICE CORP                                        0000005705       2,000.00            0.00        9,000.00
TRANSWORLD SYSTEMS INC                                                0000005669           0.00            0.00            0.00
TRAVEL INDUSTRY ASSOCIATION OF AMERICA                                0000001878           0.00            0.00            0.00
TRAVEL TRADING, CO                                                    0000001879       3,500.00            0.00            0.00
TRI CLEANERS                                                          0000001579           0.00            0.00            0.00
TRIPLE F DISTRIBUTING                                                 0000004545           0.00            0.00            0.00
TYCO ELECTRONICS CORP                                                 0000007308           0.00            0.00            0.00
UNICORP SYSTEMS INC                                                   0000006003           0.00            0.00            0.00
UNISON INDUSTRIES LLC                                                 0000007723           0.00            0.00           -5.10
UNITED AUTO PARTS INC                                                 0000001588           0.00            0.00            0.00
UNITED DRILL BUSHING CORP                                             0000005035         204.44            0.00            0.00
UNITED TECHNOLOGIES CORP                                              0000000774        -900.00         -180.00       -1,875.00
UNITEK ENVIRONMENTAL SERVICES                                         0000001591           0.00            0.00            0.00
UNITEK SOLVENT SERVICES INC                                           0000006030           0.00            0.00            0.00
UNIVERSITY OF HAWAII MANOA                                            0000000815           0.00            0.00            0.00
USA NET INC                                                           0000006289           0.00            0.00            0.00
V & S TRANSPORTATION INC                                              0000006058           0.00            0.00            0.00
VERIZON NETWORK INTEGRATION CORP                                      0000007042           0.00            0.00            0.00
VERIZON WIRELESS                                                      0000005609           0.00            0.00            0.00
VF SOLUTIONS                                                          0000007155           0.00            0.00            0.00
VILLALOBOS CLEANING SERVICE                                           0000007468           0.00            0.00            0.00
VIP TRANS                                                             0000004831           0.00            0.00            0.00
VOLCANO ORCHIDS INC                                                   0000000759           0.00            0,00            0.00
VOLUME SERVICES                                                       0000001607           0.00            0.00            0.00
VOLVO AERO SERVICES LP                                                0000006280           0.00            0.00            0.00
WACKENHUT CORP                                                        0000001190           0.00            0.00            0.00
WAILUKU TIRE CENTER                                                   0000002291           0.00            0.00            0.00
WATER MAN BIG ISLAND                                                  0000002785           0.00            0.00            0.00
WATSON WYATT AND CO                                                   0000000907           0.00            0.00            0.00

                                                                                                                   Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                14
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN
                                                                                                     I N V O I C E    A M O U N T S

Vendor Name                                                           Vendor ID      Nbr of Invcs        Total           0-29
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------
WAXIE SANITARY SUPPLY                                                 0000007131              1          759.00          759.00
WCITIES.COM INC                                                       0000008081              1        2,333.33        2,333.33
WEBER AIRCRAFT INC                                                    0000004501             14       12,925.90       12,518.99
WENCOR WEST INC                                                       0000001616             21          887.62          854.37
WESCO AIRCRAFT HARDWARE CORP                                          0000000824             12        1,754.00        1,379.00
WEST COAST AEROSPACE INC                                              0000001617              2        2,000.00        2,000.00
WESTERN STATES MAINTENANCE &                                          0000000930              1          599.25          599.25
WHITTIER COLLEGE                                                      0000006892              1       10,000.00       10,000.00
WINGFOOT EXPRESS                                                      0000005920              1           59.00            0.00
WORLD FUEL SERVICES INC                                               0000006541              1          184.66          184.66
WORLD SERIVCE WEST                                                    0000007782              1          950.00          950.00
WORLD WAY CORPORATION BAGGAGE                                         0000004807              1           15.00           15.00
WORLDWIDE FLIGHT SERVICES INC                                         0000004090              1        5,063.57        5,063.57
WSE GROUP INC                                                         0000004868              1          400.68          400.68
XPEDX                                                                 0000002616              2        3,109.17        3,109.17
YELLOW FREIGHT SYSTE14 INC                                            0000000992              1          172.73          172.73
ZEE MEDICAL SERVICE                                                   0000001635             12        3,873.69        3,873.69
ZFP MANUFACTURING COMPANY                                             0000005461              2          396.37          396.37

Business Unit Total                                                                       2.116    4,740,672.34    6,560,674.49


Vendor Name                                                           Vendor ID          30-59           60-89           90 +
------------------------------------------------------------------  -------------  ----------------  ------------  ----------------

WAXIE SANITARY SUPPLY                                                 0000007131           0.00            0.00            0.00
WCITIES.COM INC                                                       0000008081           0.00            0.00            0.00
WEBER AIRCRAFT INC                                                    0000004501         406.91            0.00            0.00
WENCOR WEST INC                                                       0000001616          18.00           15.25            0.00
WESCO AIRCRAFT HARDWARE CORP                                          0000000824         375.00            0.00            0.00
WEST COAST AEROSPACE INC                                              0000001617           0.00            0.00            0.00
WESTERN STATES MAINTENANCE &                                          0000000930           0.00            0.00            0.00
WHITTIER COLLEGE                                                      0000006892           0.00            0.00            0.00
WINGFOOT EXPRESS                                                      0000005920           0.00            0.00           59.00
WORLD FUEL SERVICES INC                                               0000006541           0.00            0.00            0.00
WORLD SERIVCE WEST                                                    0000007782           0.00            0.00            0.00
WORLD WAY CORPORATION BAGGAGE                                         0000004807           0.00            0.00            0.00
WORLDWIDE FLIGHT SERVICES INC                                         0000004090           0.00            0.00            0.00
WSE GROUP INC                                                         0000004868           0.00            0.00            0.00
XPEDX                                                                 0000002616           0.00            0.00            0.00
YELLOW FREIGHT SYSTE14 INC                                            0000000992           0.00            0.00            0.00
ZEE MEDICAL SERVICE                                                   0000001635           0,00            0.00            0.00
ZFP MANUFACTURING COMPANY                                             0000005461           0.00            0.00            0.00

                        Business Unit Total                                         -201,973.90     -289,441.54     -325,586.71




                                                                                                                  Database:  EPPROD

------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: PR
                                                                                  I N V O I C E    A M O U N T S
                                                            Nbr of
Vendor Name                                   Vendor ID      Invcs        Total           0-29       30-59     60-119      90+
------------------------------------------- ------------  ----------  -------------  ------------  ---------  ---------  --------
ASSOCIATION OF FLIGHT ATTENDANTS             PR00000181        1        23,712.00      23,712.00      0.00       0.00      0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS      PR00000036        2        58,890.27      58,890.27      0.00       0.00      0.00
WATT HARVEY W & CO                           PR00000104        1         1,236.38       1,236.38      0.00       0.00      0.00

                    Business Unit Total                        4        83,838.65      83,838.65      0.00       0.00      0.00



                                                                                                                Database:  EPPROD



------------------------------------------------------------------------------------------------------------------------------------
(Logo) HAWAIIAN                                     Hawaiian Airlines, Inc.                               Page No.                 1
       AIRLINES                              Payables Aging by Vendor - Summary                           Run Date        04/02/2004
Report ID:  HAL-D013                               Aged as of March 31, 2004                              Run Time        3:31:37 PM
------------------------------------------------------------------------------------------------------------------------------------

Business Unit: REV
                                                                             I N V O I C E    A M O U N T S
                                                      Nbr of
Vendor Name                             Vendor ID     Invcs             Total          0-29        30-59       60-119           90 +
-------------------------------------- -----------  ----------  -------------  ------------  -----------  -----------  -------------

ALBANY COUNTY AIRPORT                  ALB                  1           -2,92         -2.92         0.00         0.00           0.00
BRAINERD CROW WING CITY/WIELAND FLD    BRD                  1           -2.92          0.00         0.00         0.00          -2.92
CHERRY CAPITAL AIRPORT                 TVC                  2            0.00          0.00         0.00         0.00           0.00
MBS INTERNATIONAL AIRPORT              MBS                  2            0.00          0.00         0.00         0.00           0.00
PANAMA CITY-BAY COUNTY                 PFN                  1           -2.92          0.00         0.00         0.00          -2.92
PANDA TRAVEL                           0000000100         286      134,325.98          0.00         0.00         0.00     134,325.98
SAN LUIS VALLEY REGIONAL AIRPORT       ALS                  3           -2.92          0.00         2.92         0.00          -5.84
SARASOTA BRADENTON                     SRQ                  2           -5.76          0.00         0.00         0.00          -5.76
SERVICE BY AIR                         R015026972           1          177.05        177.05         0.00         0.00           0.00
WILKES/BARRE SCRANTON INT'L            AVP                  2            0.00          4.42        -4.42         0.00           0.00
YAMPA VALLEY AIRPORT                   HON                  1           -5.84          0.00         0.00         0.00          -5.84
                Business Unit Total                       302      134,479.75        178.55        -1.50         0.00     134.302.70
                Grand Total                            13,179   26,531,383.85  6,159,767.81   -195,42452  -373,860.02  20,940,640.57
                Panda Travel Inc.                               -1,297,750.16                                           1,297,750.16
                Less:  pre-petition    HA                       20,257,885.02     7,743,397      652,188    84,150.47     20,327,778
                Post petition                                    4,975,748.67  6,152,024.42   201,946.40   289,441.54        684,887

                                                                                                                 Database:  EPPROD


(Logo) Bank of Hawaii                               Statement of Account


Last statement: February 29, 2004                   Account: 0001-028588
This statement: March 15, 2004                      Page 1 of 17
Total days in statement period: 15                  Number of Enclosures: (827)

                                                    Direct inquiries to,
                                                    888-843-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                     BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                        P.O. BOX 2900
HONOLULU HI 96820                                   HONOLULU HI 96846

-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSYNESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

-------------------------------------------------------------------------------

Business Cash Advantage

   Account number          0001-028588    Beginning balance        $2,483,221.00
   Enclosures                      827    Total additions          57,040,466.29
   Low balance           $2,446,614.00    Total subtractions       55,338,249.24
                                                                   -------------
   Average balance       $3,106,250.60    Ending balance           $4,185,438.05

  CHECKS

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      152916        03-02         13.00       193751 *      03-15         172.80
      ---------------------------------       ----------------------------------
      190552 *      03-01         13.00       193843 *      03-03         485.00
      ---------------------------------       ----------------------------------
      191213 *      03-15         32.40       193886 *      03-02         729.17
      ---------------------------------       ----------------------------------
      191870 *      03-08        107.71       193887        03-02         987.00
      ---------------------------------       ----------------------------------
      191989 *      03-02        151.81       193911 *      03-01         936.00
      ---------------------------------       ----------------------------------
      192280 *      03-01         13.00       193956 *      03-04      22,052.27
      ---------------------------------       ----------------------------------
      192641 *      03-10         59.97       194028 *      03-01         245.00
      ---------------------------------       ----------------------------------
      192723 *      03-01        363.16       194052 *      03-05           5.40
      ---------------------------------       ----------------------------------
      192989 *      03-10        216.00       194056 *      03-08          78.07
      ---------------------------------       ----------------------------------
      193012 *      03-12         90.00       194064 *      03-01         265.89
      ---------------------------------       ----------------------------------
      193228 *      03-01         77.95       194078 *      03-02         720.00
      ---------------------------------       ----------------------------------
      193305 *      03-05          9.00       194141 *      03-04         115.00
      ---------------------------------       ----------------------------------
      193358 *      03-02      1,256.40       194145 *      03-01       3,110.00
      ---------------------------------       ----------------------------------
      193432 *      03-02      2,411.45       194158 *      03-15         180.16
      ---------------------------------       ----------------------------------
      193518 *      03-04         79.00       194166 *      03-08         475.20
      ---------------------------------       ----------------------------------
      193521 *      03-08         91.03       194169 *      03-02         216.00
      ---------------------------------       ----------------------------------
      193522        03-08         80.56       194170        03-05         216.00
      ---------------------------------       ----------------------------------
      193540 *      03-02         86.00       194172 *      03-09         216.00
      ---------------------------------       ----------------------------------
      193609 *      03-01        360.00       194173        03-02         432.00
      ---------------------------------       ----------------------------------
      193672 *      03-03     49,672.29       194176 *      03-05         604.80
      ---------------------------------       ----------------------------------

(Logo) bank of Hawaii

[Bank of Hawaii Logo]
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (") next to the check number indicates that a check(&) preceding if is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                              --------------
  o Ending balance reflected on this statement                  $
  o Add deposits and transfers to this account;               --------------
    not yet reflected on this statement:
  ----------------------------------------------------------
     Date       Amount       Date       Amount      Date
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       + $
  --------------------------------------------------------------------------

                                                              --------------
  o Sub-Total:                                                = $
                                                              --------------
  o Subtract checks, withdrawals and transfers out of this account, not reflected on this statement
  ----------------------------------------------------------
    Date/                    Date/                   Date/
   Check No.    Amount     Check No.    Amount     Check No.
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       - $
  --------------------------------------------------------------------------

                                                              --------------
  o Current Account Balance                                   = $
                                                              --------------
    (For checking accounts, thus amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o  Your name and account number
    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
    o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.

-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4726
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                         [Equal Housing Lender Logo]

DDA-716 (Rev 11-2003)

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 2 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      194179 *      03-04        294.40       194667 *      03-15       2,247.00
      ---------------------------------       ----------------------------------
      194180        03-08        216.00       194672 *      03-01          17.96
      ---------------------------------       ----------------------------------
      194190 *      03-05        121.14       194675 *      03-08       2,055.08
      ---------------------------------       ----------------------------------
      194195 *      03-04        216.00       194678 *      03-01       3,902.48
      ---------------------------------       ----------------------------------
      194199 *      03-03         72.00       194679        03-02       1,208.90
      ---------------------------------       ----------------------------------
      194201 *      03-09        216.00       194681 *      03-01          25.60
      ---------------------------------       ----------------------------------
      194213 *      03-03        304.37       194687 *      03-03          42.50
      ---------------------------------       ----------------------------------
      194232 *      03-08         40.00       194694 *      03-01         490.39
      ---------------------------------       ----------------------------------
      194313 *      03-01      2,079.00       194695        03-01          31.00
      ---------------------------------       ----------------------------------
      194326 *      03-11         96.00       194696        03-02          50.19
      ---------------------------------       ----------------------------------
      194407 *      03-01        500.00       194697        03-08         234.50
      ---------------------------------       ----------------------------------
      194430 *      03-01     14,000.00       194698        03-04         149.13
      ---------------------------------       ----------------------------------
      194456 *      03-09         43.68       194699        03-11          30.00
      ---------------------------------       ----------------------------------
      194464 *      03-01     60,561.96       194718 *      03-01       1,110.00
      ---------------------------------       ----------------------------------
      194468 *      03-03      1,886.36       194724 *      03-01       1,874.79
      ---------------------------------       ----------------------------------
      194469        03-01        138.60       194732 *      03-01         343.00
      ---------------------------------       ----------------------------------
      194480 *      03-01         96.00       194741 *      03-05         250.00
      ---------------------------------       ----------------------------------
      194482 *      03-15        124.99       194748 *      03-08         180.00
      ---------------------------------       ----------------------------------
      194500 *      03-03         61.00       194749        03-01         140.00
      ---------------------------------       ----------------------------------
      194511 *      03-01         50.85       194758 *      03-03      11,168.54
      ---------------------------------       ----------------------------------
      194513 *      03-01      2,409.47       194762 *      03-03      12,730.00
      ---------------------------------       ----------------------------------
      194514        03-08         48.65       194764 *      03-03      18,147.84
      ---------------------------------       ----------------------------------
      194537 *      03-01         76.62       194779 *      03-03      11,824.82
      ---------------------------------       ----------------------------------
      194539 *      03-09      3,786.00       194786 *      03-01       5,959.72
      ---------------------------------       ----------------------------------
      194550 *      03-01        216.00       194787        03-01     100,271.49
      ---------------------------------       ----------------------------------
      194551        03-01        173.48       194789 *      03-03      10,526.11
      ---------------------------------       ----------------------------------
      194553 *      03-09        216.00       194792 *      03-01         203.84
      ---------------------------------       ----------------------------------
      194554        03-02          6.25       194799 *      03-03         404.50
      ---------------------------------       ----------------------------------
      194555        03-03        518.40       194802 *      03-02         665.21
      ---------------------------------       ----------------------------------
      194556        03-01        129.60       194812 *      03-01      29,638.08
      ---------------------------------       ----------------------------------
      194557        03-01        216.00       194813        03-03         181.96
      ---------------------------------       ----------------------------------
      194558        03-08        259.20       194814        03-02         939.15
      ---------------------------------       ----------------------------------
      194559        03-04        216.00       194817 *      03-01         855.62
      ---------------------------------       ----------------------------------
      194560        03-03        216.00       194819 *      03-04          34.58
      ---------------------------------       ----------------------------------
      194562 *      03-10        842.71       194820        03-12          86.40
      ---------------------------------       ----------------------------------
      194565 *      03.05        216.00       194821        03-02          33.92
      ---------------------------------       ----------------------------------
      194568        03-08        216.00       194825 *      03-05         216.00
      ---------------------------------       ----------------------------------
      194571 *      03-08      1,378.00       194827 *      03-08         604.80
      ---------------------------------       ----------------------------------
      194581 *      03-11        211.46       194828        03-08         216.00
      ---------------------------------       ----------------------------------
      194582        03-01         14.50       194829        03-03         358.15
      ---------------------------------       ----------------------------------
      194592 *      03-05      1,742.00       194830        03-01         494.51
      ---------------------------------       ----------------------------------
      194596 *      03-12        350.00       194833 *      03-01          10.00
      ---------------------------------       ----------------------------------
      194603 *      03-02        332.82       194834        03-02         272.78
      ---------------------------------       ----------------------------------
      194621 *      03-02      1,064.50       194835        03-00          20.00
      ---------------------------------       ----------------------------------
      194627 *      03-02        486.39       194837 *      03-04       1,950.00
      ---------------------------------       ----------------------------------
      194629 *      03-01         37.50       194838        03-01         520.00
      ---------------------------------       ----------------------------------
      194934 *      03-01         23.22       194839        03-01         864.00
      ---------------------------------       ----------------------------------
      194636 *      03-01      1,828.10       194840        03-02         309.70
      ---------------------------------       ----------------------------------
      194656 *      03-04        560.08       194842 *      03-02         650.00
      ---------------------------------       ----------------------------------
      194659 *      03-01        149.00       194843        03-06       1,876.28
      ---------------------------------       ----------------------------------
      194664 *      03-01         70.11       194845 *      03-01         363.79
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 3 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      194849 *      03-02        713.43       194940        03-01       3,431.74
      ---------------------------------       ----------------------------------
      194850        03-01        127.34       194941        03-04         329.34
      ---------------------------------       ----------------------------------
      194851        03-04        350.00       194942        03-10          82.19
      ---------------------------------       ----------------------------------
      194853 *      03-09         85.00       194943        03-09       2,001.43
      ---------------------------------       ----------------------------------
      194855 *      03-03        142.00       194944        03-02         940.28
      ---------------------------------       ----------------------------------
      194859 *      03-12        105.00       194945        03-05          97.80
      ---------------------------------       ----------------------------------
      194862 *      03-11        129.99       194946        03 02         566.33
      ---------------------------------       ----------------------------------
      194871 *      03-03        444.00       194947        03-03         452.54
      ---------------------------------       ----------------------------------
      194872        03-01      1,722.00       194948        03-01         798.59
      ---------------------------------       ----------------------------------
      194873        03-02        360.00       194950 *      03-02         699.10
      ---------------------------------       ----------------------------------
      194877 *      03-03      1,190.00       194951        03-02          17.40
      ---------------------------------       ----------------------------------
      194878        03-04        529.08       194952        03-02         220.00
      ---------------------------------       ----------------------------------
      194880 *      03-01      9,977.60       194953        03-08         910.36
      ---------------------------------       ----------------------------------
      194885 *      03-02        405.03       194954        03-05          47.67
      ---------------------------------       ----------------------------------
      194886        03-04        205.00       194955        03-03         187.49
      ---------------------------------       ----------------------------------
      194887        03-01        179.50       194957 *      03-01          87.50
      ---------------------------------       ----------------------------------
      194889 *      03-04         74.57       194958        03-02         270.95
      ---------------------------------       ----------------------------------
      194890        03-02        160.20       194959        03-02         453.10
      ---------------------------------       ----------------------------------
      194895 *      03-01     10,154.60       194960        03-04         125.99
      ---------------------------------       ----------------------------------
      194896        03-02     19,188.22       194961        03-03          64.65
      ---------------------------------       ----------------------------------
      194897        03-01      7,261.58       194962        03-03          17.19
      ---------------------------------       ----------------------------------
      194898        03-02        861.04       194963        03-01         468.46
      ---------------------------------       ----------------------------------
      194901 *      03-02         12.06       194964        03-09       1,183.11
      ---------------------------------       ----------------------------------
      194903 *      03-08        106.29       194965        03-02       4,463.00
      ---------------------------------       ----------------------------------
      194906 *      03-01        696.00       194966        03-02          11.82
      ---------------------------------       ----------------------------------
      194907        03-03        572.99       194967        03-06       2,714.04
      ---------------------------------       ----------------------------------
      194908        03-08      1,101.28       194968        03o02          33.90
      ---------------------------------       ----------------------------------
      194909        03-15        440.12       194969        03-03       1,837.24
      ---------------------------------       ----------------------------------
      194910        03-02      1,273.30       194970        03-04          90.00
      ---------------------------------       ----------------------------------
      194911        03-02      1,720.00       194972 *      03-09       3,222.00
      ---------------------------------       ----------------------------------
      194914 *      03-01      2,889.56       194973        03-02         168.50
      ---------------------------------       ----------------------------------
      194915        03-01      3,500.00       194974        03-05         158.64
      ---------------------------------       ----------------------------------
      194916        03-02      1,259.00       194975        03-05         824.77
      ---------------------------------       ----------------------------------
      194917        03-01      3,735.00       194976        03-08         121.80
      ---------------------------------       ----------------------------------
      194920 *      03-01      1,227.86       194977        03-09       1,121.50
      ---------------------------------       ----------------------------------
      194921        03-09        420.00       194978        03-05         148.50
      ---------------------------------       ----------------------------------
      194923 *      03-03        420.00       194979        03-04          65.13
      ---------------------------------       ----------------------------------
      194924        03-15        450.25       194980        03-11         144.00
      ---------------------------------       ----------------------------------
      194925        03-02         99.25       194981        03-05          52.50
      ---------------------------------       ----------------------------------
      194926        03-04         75.75       194982        03-05       3,010.18
      ---------------------------------       ----------------------------------
      194927        03-03        243.44       194983        03-08          55.00
      ---------------------------------       ----------------------------------
      194928        03-02         30.00       194984        03-02         207.07
      ---------------------------------       ----------------------------------
      194929        03-01        391.01       194985        03-03          15.77
      ---------------------------------       ----------------------------------
      194931 *      03-08      2,310.94       194986        03-02         374.50
      ---------------------------------       ----------------------------------
      194932        03-05        783.90       194987        03-04         177.08
      ---------------------------------       ----------------------------------
      194933        03-08         93.34       194988        03-02         300.00
      ---------------------------------       ----------------------------------
      194934        03-03        239.03       194989        03-02         702.38
      ---------------------------------       ----------------------------------
      194936 *      03-03      8,000.00       194990        03-03         615.85
      ---------------------------------       ----------------------------------
      194937        03-01     16,642.50       194991        03-03         382.54
      ---------------------------------       ----------------------------------
      194938        03-01     14,298.33       194992        03-01         578.15
      ---------------------------------       ----------------------------------
      194939        03-02        113.50       194993        03-04          25.85
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 4 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      194994        03-04        279.57       195047        03-02          89.01
      ---------------------------------       ----------------------------------
      194995        03-01         78.10       195048        03-02       3,854.14
      ---------------------------------       ----------------------------------
      194996        03-03        150.00       195050 *      03-05         620.12
      ---------------------------------       ----------------------------------
      194997        03-02         30.00       195052 *      03-09         160.48
      ---------------------------------       ----------------------------------
      194998        03-03        961.50       195053        03-04         189.64
      ---------------------------------       ----------------------------------
      194999        03-02      3,078.03       195054        03-04         204.30
      ---------------------------------       ----------------------------------
      195000        03-02         86.98       195055        03-05          59.00
      ---------------------------------       ----------------------------------
      195001        03-04        205.00       195056        03-04         501.77
      ---------------------------------       ----------------------------------
      195002        03-02        144.86       195057        03-03         244.54
      ---------------------------------       ----------------------------------
      195003        03-02         83.56       195058        03-04          88.00
      ---------------------------------       ----------------------------------
      195004        03-01        603.87       195059        03-03         477.53
      ---------------------------------       ----------------------------------
      195005        03-02        416.00       195060        03-04       2,810.00
      ---------------------------------       ----------------------------------
      196006        03-08        123.00       195061        03-02          91.67
      ---------------------------------       ----------------------------------
      195007        03-02         62.47       195065        03-05         385.00
      ---------------------------------       ----------------------------------
      195008        03-04        397.40       195066        03-03         570.62
      ---------------------------------       ----------------------------------
      195009        03-02        870.71       195067        03-03         981.24
      ---------------------------------       ----------------------------------
      195010        03-09        523.35       195068        03-02       1,196.36
      ---------------------------------       ----------------------------------
      195012 *      03-03        650.67       195069        03-02         333.33
      ---------------------------------       ----------------------------------
      195013        03-04        500.00       195070        03-04          72.17
      ---------------------------------       ----------------------------------
      195014        03-08        338.54       195071        03-01          78.38
      ---------------------------------       ----------------------------------
      195015        03-04      1,810.40       195072        03-05         246.02
      ---------------------------------       ----------------------------------
      195016        03-08      1,780.00       195073        03-04           4.00
      ---------------------------------       ----------------------------------
      195017        03-08      3,096.00       195074        03-08          77.95
      ---------------------------------       ----------------------------------
      195018        03-08        149.00       195076 *      03-01       1,217.07
      ---------------------------------       ----------------------------------
      195019        03-02         36.62       195077        03-03         320.00
      ---------------------------------       ----------------------------------
      195020        03-04        640.24       195078        03-04          71.17
      ---------------------------------       ----------------------------------
      195021        03-03        609.56       195080 *      03-03         197.92
      ---------------------------------       ----------------------------------
      195022        03-05        208.43       195081        03-02       2,045.19
      ---------------------------------       ----------------------------------
      195023        03-04      1,125.00       195082        03-02         353.76
      ---------------------------------       ----------------------------------
      195024        03-05        634.00       195083        03-04       1,000.00
      ---------------------------------       ----------------------------------
      195025        03-02         94.75       195084        03-10         466.58
      ---------------------------------       ----------------------------------
      195026        03-01         31.85       195085        03-04         390.00
      ---------------------------------       ----------------------------------
      195027        03-03         20.80       195086        03-08       1,170.00
      ---------------------------------       ----------------------------------
      195028        03-15          9.51       195087        03-02         262.49
      ---------------------------------       ----------------------------------
      195029        03-04      1,158.14       195088        03-08       2,733.30
      ---------------------------------       ----------------------------------
      195030        03-02        522.73       195089        03-08       1,020.83
      ---------------------------------       ----------------------------------
      195031        03-05        181.44       195090        03-02       1,144.83
      ---------------------------------       ----------------------------------
      195032        03-05        446.11       195091        03-08       1,469.43
      ---------------------------------       ----------------------------------
      195034 *      03-10        450.92       195092        03-05       1,987.50
      ---------------------------------       ----------------------------------
      195035        03-01        352.08       195093        03-05       1,469.64
      ---------------------------------       ----------------------------------
      195036        03-03      1,324.91       195094        03-05         648.00
      ---------------------------------       ----------------------------------
      195037        03-04         96.00       195095        03-02         238.33
      ---------------------------------       ----------------------------------
      195038        03-05      1,615.00       195096        03-11         443.02
      ---------------------------------       ----------------------------------
      195039        03-04      3,248.31       195097        03-02          42.66
      ---------------------------------       ----------------------------------
      195040        03-03        364.00       195098        03-02       1,460.00
      ---------------------------------       ----------------------------------
      195041        03-02        269.68       195100 *      03-08       2,607.33
      ---------------------------------       ----------------------------------
      195042        03-02        532.00       195102 *      03-10       4,298.18
      ---------------------------------       ----------------------------------
      195043        03-03        142.38       195103        03-08          46.00
      ---------------------------------       ----------------------------------
      195044        03-02      4,340.24       195104        03-02       2,267.71
      ---------------------------------       ----------------------------------
      195045        03-04         82.00       195105        03-04          80.75
      ---------------------------------       ----------------------------------
      195046        03-02        657.18       196106        03-04         750.73
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 5 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195107        03-02        118.73       195165        03-04      11,158.32
      ---------------------------------       ----------------------------------
      195108        03-02         41.67       195166        03-03       6,642.64
      ---------------------------------       ----------------------------------
      195109        03-03      2,036.10       195168 *      03-08       7,340.05
      ---------------------------------       ----------------------------------
      195110        03-03      2,584.33       195169        03-03       5,639.15
      ---------------------------------       ----------------------------------
      195111        03-03        179.16       195170        03-04       6,205.68
      ---------------------------------       ----------------------------------
      195112        03-05      3,750.00       195171        03-04      15,000.00
      ---------------------------------       ----------------------------------
      195113        03-03        229.49       195172        03-04      15,744.76
      ---------------------------------       ----------------------------------
      195115 *      03-08        914.89       195173        03-08       9,210.74
      ---------------------------------       ----------------------------------
      195116        03-02        307.65       195174        03-05       8,916.70
      ---------------------------------       ----------------------------------
      195117        03-05      1,088.00       195175        03-04      46,264.91
      ---------------------------------       ----------------------------------
      195118        03-11        313.00       195176        03-08      31,980.00
      ---------------------------------       ----------------------------------
      195119        03-05        404.04       196177        03-02      13,440.00
      ---------------------------------       ----------------------------------
      195120        03-02      1,307.88       195178        03-10      17,737.50
      ---------------------------------       ----------------------------------
      195121        03-02      2,169.00       195180 *      03-05         197.45
      ---------------------------------       ----------------------------------
      195122        03-04         80.70       195182 *      03-03         415.00
      ---------------------------------       ----------------------------------
      195123        03-02        108.33       195183        03-05         363.02
      ---------------------------------       ----------------------------------
      195124        03-04        739.00       195185 *      03-09          33.17
      ---------------------------------       ----------------------------------
      195125        03-08        112.50       195186        03-01         325.00
      ---------------------------------       ----------------------------------
      195126        03-09      3,802.10       195188 *      03-04         498.87
      ---------------------------------       ----------------------------------
      195127        03-08      1,557.54       195190 *      03-12          44.01
      ---------------------------------       ----------------------------------
      195129 *      03-10      2,604.16       195191        03-02          39.00
      ---------------------------------       ----------------------------------
      195130        03-04        625.00       195192        03-03     658,886.43
      ---------------------------------       ----------------------------------
      195131        03-03      3,176.25       195193        03-15          82.00
      ---------------------------------       ----------------------------------
      195132        03-03        500.00       195194        03-05         368.09
      ---------------------------------       ----------------------------------
      195134 *      03-08         20.00       195195        03-04         475.00
      ---------------------------------       ----------------------------------
      195135        03-03     11,071.30       195196        03-03       1,062.00
      ---------------------------------       ----------------------------------
      195136        03-03     29,270.80       195197        03-02          86.28
      ---------------------------------       ----------------------------------
      195137        03-02     14,353.33       195198        03-04         260.00
      ---------------------------------       ----------------------------------
      195138        03-02     33,530.09       195199        03-04      76,348.00
      ---------------------------------       ----------------------------------
      195139        03-04      8,375.00       195200        03-09      46,960.00
      ---------------------------------       ----------------------------------
      195140        03-02      6,515.60       195201        03-02      24,769.10
      ---------------------------------       ----------------------------------
      195141        03-02     54,675.12       195202        03-04         755.00
      ---------------------------------       ----------------------------------
      195142        03-02     17,594.13       195203        03-09         265.09
      ---------------------------------       ----------------------------------
      195143        03-04     17,594.17       195204        03-04         111.51
      ---------------------------------       ----------------------------------
      195144        03-05      6,090.00       195205        03-04     164,700.00
      ---------------------------------       ----------------------------------
      195145        03-04     29,696.21       195206        03-05     521,454.00
      ---------------------------------       ----------------------------------
      195146        03-02      8,583.06       195207        03-04       3,141.00
      ---------------------------------       ----------------------------------
      195147        03-02    655,063.69       195209 *      03-05       3,325.65
      ---------------------------------       ----------------------------------
      195148        03-09    129,113.68       195210        03-15       1,500.00
      ---------------------------------       ----------------------------------
      195149        03-08     51,396.97       195213 *      03-15       3,500.00
      ---------------------------------       ----------------------------------
      195150        03-08      8,396.34       195214        03-10       3,370.80
      ---------------------------------       ----------------------------------
      195151        03-03     12,086.92       195215        03-03      22,620.00
      ---------------------------------       ----------------------------------
      195152        03-02     15,383.82       195216        03-12       5,185.60
      ---------------------------------       ----------------------------------
      195153        03-01     14,583.33       195218 *      03-08      43,037.16
      ---------------------------------       ----------------------------------
      195154        03-04     16,380.00       195219        03-08      10,416.66
      ---------------------------------       ----------------------------------
      195155        03-01     21,167.49       195220        03-09     803,077.00
      ---------------------------------       ----------------------------------
      195160 *      03-04      5,441.93       195221        03-02         413.16
      ---------------------------------       ----------------------------------
      195161        03-02      9,324.94       195222        03-04         696.00
      ---------------------------------       ----------------------------------
      195162        03-03     10,277.18       195223        03-04       1,740.00
      ---------------------------------       ----------------------------------
      195163        03-03     30,925.23       195224        03-04         570.00
      ---------------------------------       ----------------------------------
      195164        03-04     17,303.06       195225        03-04         250.00
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 6 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195226        03-03        686.80       195297        03-09         516.00
      ---------------------------------       ----------------------------------
      195227        03-03      4,124.98       195299 *      03-10       1,841.72
      ---------------------------------       ----------------------------------
      195228        03-02      2,486.44       195300        03-10         504.00
      ---------------------------------       ----------------------------------
      195233 *      03-08        525.00       195301        03-08         271.61
      ---------------------------------       ----------------------------------
      195234        03-03        600.20       196302        03-10         902.40
      ---------------------------------       ----------------------------------
      195235        03-05        262.50       195304 *      03-11      20,309.00
      ---------------------------------       ----------------------------------
      195236        03-05      4,622.92       195305        03-08          88.10
      ---------------------------------       ----------------------------------
      195237        03-08      9,248.40       195307 *      03-15          91.98
      ---------------------------------       ----------------------------------
      195238        03-05     10,000.00       195309 *      03-10         149.00
      ---------------------------------       ----------------------------------
      195239        03-03     19,994.70       195310        03-08         148.25
      ---------------------------------       ----------------------------------
      195240        03-09         19.32       195312 *      03-09         371.31
      ---------------------------------       ----------------------------------
      195241        03-12        552.62       195314 *      03-09         179.48
      ---------------------------------       ----------------------------------
      195245 *      03-15         62.91       195319 *      03-05          89.28
      ---------------------------------       ----------------------------------
      195246        03-04        283.63       195320        03-12       1,155.00
      ---------------------------------       ----------------------------------
      195247        03-08        318.24       195321        03-11         200.00
      ---------------------------------       ----------------------------------
      195248        03-11        172.80       195322        03-10          77.60
      ---------------------------------       ----------------------------------
      195249        03-04         15.75       195323        03-10          93.12
      ---------------------------------       ----------------------------------
      195251 *      03-05         66.59       195324        03-10          77.60
      ---------------------------------       ----------------------------------
      195253 *      03-08         37.18       195325        03-10       4,836.00
      ---------------------------------       ----------------------------------
      195254        03-09        402.65       195326        03-10       1,111.00
      ---------------------------------       ----------------------------------
      195255        03-15         86.79       195327        03-10         800.00
      ---------------------------------       ----------------------------------
      195256        03-10        162.02       195328        03-10         552.10
      ---------------------------------       ----------------------------------
      195258 *      03-11        479.97       195330 *      03-11       1,286.40
      ---------------------------------       ----------------------------------
      195259        03-04      1,100.00       195331        03-10       2,141.46
      ---------------------------------       ----------------------------------
      195260        03-12         73.70       195332        03-12       9,977.60
      ---------------------------------       ----------------------------------
      195262 *      03-10      2,622.00       195333        03-11       9,258.00
      ---------------------------------       ----------------------------------
      195263        03-08      7,020.00       195334        03-11         247.32
      ---------------------------------       ----------------------------------
      195264        03-10      2,720.00       195335        03-09         306.00
      ---------------------------------       ----------------------------------
      195265        03-12      1,348.39       195336        03-12         353.58
      ---------------------------------       ----------------------------------
      195267 *      03-10        120.00       195337        03-11         486.89
      ---------------------------------       ----------------------------------
      195268        03-11      1,004.45       195338        03-09         696.34
      ---------------------------------       ----------------------------------
      195269        03-12         61.20       195339        03-10          38.81
      ---------------------------------       ----------------------------------
      195270        03-09        191.17       195340        03-11         161.50
      ---------------------------------       ----------------------------------
      195271        03-11         99.00       195342 *      03-12       1,695.30
      ---------------------------------       ----------------------------------
      195273 *      03-12         90.00       195343        03-09         934.43
      ---------------------------------       ----------------------------------
      195274        03-08         36.19       195344        03-09         554.57
      ---------------------------------       ----------------------------------
      195275        03-05         66.71       195347 *      03-10       1,926.25
      ---------------------------------       ----------------------------------
      195277 *      03-12        259.20       195348        03-12       1,077.00
      ---------------------------------       ----------------------------------
      195278        03-05        610.49       195350 *      03-08         289.58
      ---------------------------------       ----------------------------------
      195280 *      03-09        804.00       195351        03-10         571.94
      ---------------------------------       ----------------------------------
      195281        03-09        560.00       195352        03-10         340.00
      ---------------------------------       ----------------------------------
      195284 *      03-10        324.08       195353        03-09       3,187.64
      ---------------------------------       ----------------------------------
      195285        03-11        676.72       195354        03-10         300.00
      ---------------------------------       ----------------------------------
      195286        03-09      1,968.00       195355        03-09         917.49
      ---------------------------------       ----------------------------------
      195288 *      03-08        448.03       195356        03-09         875.25
      ---------------------------------       ----------------------------------
      195289        03-08        199.00       195358 *      03-09         595.00
      ---------------------------------       ----------------------------------
      195290        03-09        336.00       195359        03-09       2,779.13
      ---------------------------------       ----------------------------------
      195291        03-05        135.41       195361 *      03-09          80.00
      ---------------------------------       ----------------------------------
      195292        03-11      4,011.80       195362        03-11       4,187.50
      ---------------------------------       ----------------------------------
      195295 *      03-05      4,750.00       195363        03-10          77.60
      ---------------------------------       ----------------------------------
      195296        03-09      1,187.50       195364        03-09         177.09
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 7 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195365        03-10        400.40       195428        03-09       4,509.38
      ---------------------------------       ----------------------------------
      195366        03-12        792.79       195429        03-12       3,550.00
      ---------------------------------       ----------------------------------
      195367        03-10         52.29       195430        03-09         900.00
      ---------------------------------       ----------------------------------
      195368        03-10        712.10       195432 *      03-09         401.65
      ---------------------------------       ----------------------------------
      195370 *      03-11        180.00       195433        03-15         247.50
      ---------------------------------       ----------------------------------
      195371        03-11        868.00       195434        03-09       3,745.73
      ---------------------------------       ----------------------------------
      195372        03-09         80.63       195437 *      03-15           9.44
      ---------------------------------       ----------------------------------
      195373        03-09        496.12       195438        03-12         300.00
      ---------------------------------       ----------------------------------
      195374        03-15        146.85       195439        03-10         449.86
      ---------------------------------       ----------------------------------
      195375        03-10        700.00       195440        03-11       2,367.00
      ---------------------------------       ----------------------------------
      195376        03-15         82.65       195442 *      03-10          12.24
      ---------------------------------       ----------------------------------
      195379 *      03-15         42.15       195443        03-10          78.40
      ---------------------------------       ----------------------------------
      195380        03-11         13.62       195445 *      03-09       3,675.30
      ---------------------------------       ----------------------------------
      195381        03-11        263.43       195446        03-08         143.74
      ---------------------------------       ----------------------------------
      195382        03-08        948.00       195447        03-10         151.00
      ---------------------------------       ----------------------------------
      195384 *      03-11      3,197.67       195448        03-09       2,060.40
      ---------------------------------       ----------------------------------
      195385        03-15         35.00       195449        03-11         442.50
      ---------------------------------       ----------------------------------
      195386        03-11        922.13       195450        03-09       1,212.70
      ---------------------------------       ----------------------------------
      195388 *      03-11          8.88       195451        03-09         633.82
      ---------------------------------       ----------------------------------
      195389        03-09      1,240.14       195452        03-12         392.00
      ---------------------------------       ----------------------------------
      195390        03-09        632.43       195453        03-11         824.00
      ---------------------------------       ----------------------------------
      195393 *      03-10         64.88       195454        03-12         378.98
      ---------------------------------       ----------------------------------
      195394        03-10          8.32       195455        03-11       2,700.00
      ---------------------------------       ----------------------------------
      195395        03-10        249.76       195460 *      03-15         251.25
      ---------------------------------       ----------------------------------
      195396        03-09         46.15       195461        03-15          20.00
      ---------------------------------       ----------------------------------
      195397        03-09        548.01       195462        03-12         399.36
      ---------------------------------       ----------------------------------
      195398        03-08        281.10       195464 *      03-10         507.18
      ---------------------------------       ----------------------------------
      195399        03-11         69.98       195465        03-10         834.00
      ---------------------------------       ----------------------------------
      195402 *      03-10        312.98       195466        03-10         130.00
      ---------------------------------       ----------------------------------
      195403        03-12        372.26       195467        03-09         366.65
      ---------------------------------       ----------------------------------
      195404        03-10         12.20       195468        03-10       1,104.17
      ---------------------------------       ----------------------------------
      195405        03-12         79.47       195469        03-10          99.20
      ---------------------------------       ----------------------------------
      195406        03-10        634.59       195472 *      03-11         775.60
      ---------------------------------       ----------------------------------
      195408 *      03-10        805.80       195473        03-10         580.31
      ---------------------------------       ----------------------------------
      195409        03-10        432.96       195474        03-11       3,720.28
      ---------------------------------       ----------------------------------
      195410        03-12        467.71       195475        03-11         470.55
      ---------------------------------       ----------------------------------
      195411        03-15        120.00       195476        03-12       3,190.59
      ---------------------------------       ----------------------------------
      195412        03-12      3,622.07       195477        03-10         194.34
      ---------------------------------       ----------------------------------
      195413        03-08        760.77       195478        03-11         641.29
      ---------------------------------       ----------------------------------
      195414        03-09        170.16       195479        03-15         718.46
      ---------------------------------       ----------------------------------
      195415        03-15        269.50       195480        03-09         104.67
      ---------------------------------       ----------------------------------
      195416        03-12        407.53       195481        03-12         378.30
      ---------------------------------       ----------------------------------
      195417        03-10        161.74       195482        03-15         145.75
      ---------------------------------       ----------------------------------
      195418        03-11        501.72       195483        03-12       1,236.00
      ---------------------------------       ----------------------------------
      195419        03-09        117.22       195484        03-12         203.46
      ---------------------------------       ----------------------------------
      195420        03-09        154.09       195486 *      03-11         315.00
      ---------------------------------       ----------------------------------
      195421        03-10        208.55       195487        03-09       1,947.90
      ---------------------------------       ----------------------------------
      195423 *      03-15      1,000.02       195488        03-12         702.00
      ---------------------------------       ----------------------------------
      195424        03-15        310.99       195489        03-09       1,877.59
      ---------------------------------       ----------------------------------
      195425        03-10        162.50       195491 *      03-12         734.82
      ---------------------------------       ----------------------------------
      195427 *      03-09        261.86       195492        03-15       1,200.00
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 8 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195493        03-12      1,668.29       195561        03-15      16,484.35
      ---------------------------------       ----------------------------------
      195494        03-15      3,676.55       195562        03-12       6,552.00
      ---------------------------------       ----------------------------------
      195495        03-15      4,200.00       195565 *      03-09       5,929.21
      ---------------------------------       ----------------------------------
      195497 *      03-09      1,846.10       195566        03-08      17,899.10
      ---------------------------------       ----------------------------------
      195498        03-15        226.09       195570 *      03-08      73,779.72
      ---------------------------------       ----------------------------------
      195499        03-10         95.25       195571        03-15       7,243.60
      ---------------------------------       ----------------------------------
      195500        03-09      3,758.20       195573 *      03-09      10,328.16
      ---------------------------------       ----------------------------------
      195501        03-11         25.60       195574        03-10      12,548.34
      ---------------------------------       ----------------------------------
      195502        03-09        150.64       195375        03-15       5,787.18
      ---------------------------------       ----------------------------------
      195503        03-11      1,085.00       195576        03-15       7,853.23
      ---------------------------------       ----------------------------------
      195504        03-11      1,543.77       195578 *      03-11       6,088.55
      ---------------------------------       ----------------------------------
      195505        03-09        128.68       195579        03-15      52,607.10
      ---------------------------------       ----------------------------------
      195506        03-11        510.00       195581 *      03-15       6,475.32
      ---------------------------------       ----------------------------------
      195508 *      03-09      1,102.20       195582        03-11      79,646.90
      ---------------------------------       ----------------------------------
      195509        03-15        271.46       195583        03-09      80,004.30
      ---------------------------------       ----------------------------------
      195512 *      03-11        257.00       195584        03-11      11,105.76
      ---------------------------------       ----------------------------------
      195513        03-11      1,400.00       195585        03-11      10,017.72
      ---------------------------------       ----------------------------------
      195514        03-10      1,229.53       195586        03-12      10,828.28
      ---------------------------------       ----------------------------------
      195516 *      03-11      1,133.18       195588 *      03-10      17,488.00
      ---------------------------------       ----------------------------------
      195518 *      03-10      3,500.00       195589        03-12      12,065.00
      ---------------------------------       ----------------------------------
      195519        03-09      1,953.73       195590        03-11      56,850.00
      ---------------------------------       ----------------------------------
      195520        03-15        950.00       195591        03-09      29,459.16
      ---------------------------------       ----------------------------------
      195521        03-12      4,500.00       195592        03-11       5,436.80
      ---------------------------------       ----------------------------------
      195522        03-09        399.97       195593        03-10      33,130.00
      ---------------------------------       ----------------------------------
      195523        03-12        122.01       195594        03-11      51,180.00
      ---------------------------------       ----------------------------------
      195524        03-10        364.58       195595        03-15       7,600.21
      ---------------------------------       ----------------------------------
      195526 *      03-09      3,277.81       195596        03-09       6,000.00
      ---------------------------------       ----------------------------------
      195527        03-15         30.00       195597        03-10      11,000.00
      ---------------------------------       ----------------------------------
      195529 *      03-15      1,250.00       195598        03-09      99,318.56
      ---------------------------------       ----------------------------------
      195530        03-12        572,00       195600 *      03-15       7,447.44
      ---------------------------------       ----------------------------------
      195531        03-09        281.23       195605 *      03-15         138.53
      ---------------------------------       ----------------------------------
      195533 *      03-10      5,000.00       195606        03-10         534.77
      ---------------------------------       ----------------------------------
      195535 *      03-11        495.00       195607        03-10         165.05
      ---------------------------------       ----------------------------------
      195537 *      03-11        382.26       195608        03-11       4,245.33
      ---------------------------------       ----------------------------------
      195539 *      03-10      6,346.90       195609        03-08       1,084.00
      ---------------------------------       ----------------------------------
      195540        03-12     34,084.80       195610        03-12          68.64
      ---------------------------------       ----------------------------------
      195541        03-12     16,905.38       195611        03-11         465.35
      ---------------------------------       ----------------------------------
      195542        03-11     11,702.34       195612        03-11       2,711.75
      ---------------------------------       ----------------------------------
      195543        03-12     10,000.00       195614 *      03-09          19.59
      ---------------------------------       ----------------------------------
      195547 *      03-09      9,996.80       195615        03-10       1,850.00
      ---------------------------------       ----------------------------------
      195548        03-08     15,136.48       195616        03-10      26,430.10
      ---------------------------------       ----------------------------------
      195549        03-09      7,290.00       195617        03-09       5,400.09
      ---------------------------------       ----------------------------------
      195550        03-10     70,276.91       195618        03-09       7,000.00
      ---------------------------------       ----------------------------------
      195551        03-15      5,024.65       195619        03-10      41,315.38
      ---------------------------------       ----------------------------------
      195553 *      03-09     15,942.96       195620        03-11       7,212.00
      ---------------------------------       ----------------------------------
      195554        03-09     31,743.53       195621        03-10       2,857.46
      ---------------------------------       ----------------------------------
      195555        03-15      8,015.77       195622        03-10       2,380.00
      ---------------------------------       ----------------------------------
      195556        03-11     20,769.58       195623        03-12         114.87
      ---------------------------------       ----------------------------------
      195557        03-09     13,527.25       195625 *      03-12         445.40
      ---------------------------------       ----------------------------------
      195558        03-10     65,049.60       195627 *      03-12         304.37
      ---------------------------------       ----------------------------------
      195560 *      03-10     20,085.78       195631 *      03-08      14,173.14
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 9 of 17
March 15, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195632        03-15    249,337.36       196726 *      03-15         228.90
      ---------------------------------       ----------------------------------
      196633        03-15        173.17       195738 *      03-11     317,577.38
      ---------------------------------       ----------------------------------
      195634        03-15      1,501.86       195742 *      03-15         568.20
      ---------------------------------       ----------------------------------
      195646 *      03-11        432.51       195747 *      03-15         195.00
      ---------------------------------       ----------------------------------
      195849 *      03-12        427.08       195748        03-15         510.00
      ---------------------------------       ----------------------------------
      195654 *      03-10        116.00       196749        03-15         684.00
      ---------------------------------       ----------------------------------
      195656 *      03-15        822.64       195753 *      03-12         404.00
      ---------------------------------       ----------------------------------
      196658 *      03-15        245.89       195754        03-12       2,475.00
      ---------------------------------       ----------------------------------
      195659        03-09         66.71       195760 *      03-12         568.20
      ---------------------------------       ----------------------------------
      195662 *      03-12        837.00       196762 *      03-15          75.00
      ---------------------------------       ----------------------------------
      195664 *      03-12        650.00       195770 *      03-12       3,827.88
      ---------------------------------       ----------------------------------
      195667 *      03-15         70.34       195776 *      03-15       3,705.00
      ---------------------------------       ----------------------------------
      195668        03-15        363.79       195777        03-12     327,037.31
      ---------------------------------       ----------------------------------
      195669        03-10        903.63       195779 *      03-15       3,243.90
      ---------------------------------       ----------------------------------
      195670        03-15        175.00       195789 *      03-15       1,345.54
      ---------------------------------       ----------------------------------
      195675 *      03-09         45.15       195790        03-15       2,013.27
      ---------------------------------       ----------------------------------
      195677 *      03-10         34.36       195852 *      03-15         976.10
      ---------------------------------       ----------------------------------
      195678        03-10         38.48       195857 *      03-12         536.54
      ---------------------------------       ----------------------------------
      195681 *      03-12         63.71       195859 *      03-15         459.50
      ---------------------------------       ----------------------------------
      195682        03-10        177.17       195863 *      03-15       3,368.61
      ---------------------------------       ----------------------------------
      195683        03-15        450.28       195875 *      03-15          89.16
      ---------------------------------       ----------------------------------
      195685 *      03-10        431.33       195884 *      03-15       1,238.70
      ---------------------------------       ----------------------------------
      195686        03-12     23,490.70       195899 *      03-15       1,543.72
      ---------------------------------       ----------------------------------
      195696 *      03-11      1,040.00       195900        03-15          66.67
      ---------------------------------       ----------------------------------
      195697        03-10      3,615.36       195916 *      03-15          83.34
      ---------------------------------       ----------------------------------
      195698        03-15      4,202.84       195931 *      03-15         481.23
      ---------------------------------       ----------------------------------
      195699        03-15      1,031.13       195960 *      03-15       1,421.87
      ---------------------------------       ----------------------------------
      195700        03-15         79.87       195971 *      03-15          54.08
      ---------------------------------       ----------------------------------
      195703 *      03-12        679.14       195974 *      03-16         900.81
      ---------------------------------       ----------------------------------
      196705 *      03-15         56.91       195983 *      03-15         662.47
      ---------------------------------       ----------------------------------
      195706        03-15        169.60       195984        03-12       3,420.56
      ---------------------------------       ----------------------------------
      195707        03-15      1,160.55       196015 *      03-15      23,739.45
      ---------------------------------       ----------------------------------
      195710 *      03-12     21,246.00       196024 *      03-15      78,407.56
      ---------------------------------       ----------------------------------
      195711        03-15    958,856.00       196025        03-15       9,068.74
      ---------------------------------       ----------------------------------
      195712        03-11        646.39       196095 *      03-12     246,010.00
      ---------------------------------       ----------------------------------
      195717 *      03-11         93.46       * Skip in check sequence
      ---------------------------------
      195724 *      03-12      3,418.15
      ---------------------------------


DEBITS

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Outgoing Wire Transfr                                                                               1,398,021.15
             BOH FUNDS TRANSFER 030104 040301000852701
             DO 035311
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Outgoing Wire Trnsfr                                                                                  375,000.00
             BOH FUNDS TRANSFER 030104 040301000855701
             DO 035312
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Outgoing Wire Trnsfr                                                                                  229,206.65
             BOH FUNDS TRANSFER 030104 040301000862701
             DO 035314


(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 10 of 17
March 15, 2004                                                                                                     0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Outgoing Wire Trnsfr                                                                                   35,922.00
             BOH FUNDS TRANSFER 030104 040301001077701
             DO 035338
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Outgoing Wire Trnsfr                                                                                   25,016.00
             BOH FUNDS TRANSFER 030104 040301000858701
             DO 035313
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Outgoing Wire Trnsfr                                                                                    4,720.00
             BOH FUNDS TRANSFER 030104 040301001079701
             DO 00035339
      ------------------------------------------------------------------------------------------------------------------------
      03-01  ACH Debit                                                                                             378,982.55
             BP WEST COAST PR EFT DEBIT 058441321015199
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                     58,931.20
             TRANSFER TO CONCENTRATION ACCOUNT
             0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                      8,414.41
             TRANSFER TO CONCENTRATION ACCOUNT
             0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                  1,423,346.17
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                      3,698.96
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                      1,260.08
             TRANSFER TO CONCENTRATION ACCOUNT
             0080468693
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Outgoing Wire Trnsfr                                                                                  974,873.77
             BOH FUNDS TRANSFER 030204 040302000302701
             DO 035363
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                     59,186.99
             TRANSFER TO CONCENTRATION ACCOUNT
             0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                      8,389.68
             TRANSFER TO CONCENTRATION ACCOUNT
             0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                    846,360.94
             TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                      7,964.32
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                      1,388.90
             TRANSFER TO CONCENTRATION ACCOUNT
             0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Debit Memo                                                                                                  7.11
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Outgoing Wire Trnsfr                                                                                  824,000.00
             BOH FUNDS TRANSFER 030304 040303000290701
             DO 035421
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Outgoing Wire Trnsfr                                                                                  375,000.00
             BOH FUNDS TRANSFER 030304 040303000288701
             DO 035420


(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 11 of 17
March 15, 2004                                                                                                     0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Outgoing Wire Trnsfr                                                                                   37,942.20
                 BOH FUNDS TRANSFER 030304 040303000287701
                 DO 035419
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Automatic Transfer                                                                                     31,789.21
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Automatic Transfer                                                                                        979.90
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Automatic Transfer                                                                                  2,588,236.10
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Automatic Transfer                                                                                     94,215.55
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-03      Automatic Tranafer                                                                                    824.30
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080403893
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Outgoing Wire Trnsfr                                                                                  249,659.74
                 BOH FUNDS TRANSFER 030404 040304000273701
                 DO 035466
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Outgoing Wire Trnsfr                                                                                   15,500.00
                 BOH FUNDS TRANSFER 030404 040304000272701
                 DO 035465
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Outgoing Wire Trnsfr                                                                                      172.60
                 BOH FUNDS TRANSFER 030404 040304000262701
                 IN 010578
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Debit                                                                                           3,402,364.34
                 HAWAIIAN AIR PAYROLL 040304-SETT-8 HAWNAIR
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Debit                                                                                              32,159.84
                 BP WEST COAST PR EFT DEBIT 063441810011799
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                     20,471.70
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                      8,456.11
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                     87,615.14
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                      3,110.59
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080453693
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                  375,000.00
                 BOH FUNDS TRANSFER 030504 040305000416701
                 D0 035531
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                  335,578.33
                 BOH FUNDS TRANSFER 030504 040305000412701
                 DO 035530



(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 12 of 17
March 15, 2004                                                                                                     0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                  250,000.00
                 BOH FUNDS TRANSFER 030504 040305000411701
                 DO 035529
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                  216,247.72
                 BOH FUNDS TRANSFER 030504 040305000580701
                 DO 035532
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnssfr                                                                                 172,081.00
                 BOH FUNDS TRANSFER 030504 040305000581701
                 DO 035533
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                   32.652.59
                 BOH FUNDS TRANSFER 030504 040305000408701
                 DO 035528
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                   30,808.80
                 BOH FUNDS TRANSFER 030504 040305000405701
                 DO 035528
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Outgoing Wire Trnsfr                                                                                   22,987.97
                 BOH FUNDS TRANSFER 030504 040305000404701
                 DO 035525
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Debit                                                                                           1,853,072.53
                 HAWAIIAN AIRLINE FED TAX 040305 -SETT-BOH MAXUS
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Debit                                                                                                 100.05
                 Intl Banking Dep TRADE_SVCS 030504 ISB S081698-PCH005
                 LETTER OF CREDIT
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Automatic Transfer                                                                                     98,120.70
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Automatic Transfer                                                                                        962.98
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Automatic Transfer                                                                                     36,858.74
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Automatic Transfer                                                                                      1,463.89
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Outgoing Wire Trnsfr                                                                                   22.932.00
                 BOH FUNDS TRANSFER 030804 040308000754701
                 DO 035588
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Debit                                                                                             372,562.15
                 BP WEST COAST PR EFT DEBIT 065440178012299
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Debit                                                                                              19,256.88
                 EMPLOYMENT DEVEL EDD EFTPMT 030504 TXP*08817066*01100
                 *040305*T*409343*T*1516345*T*1925688
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                    190,599.38
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                      9,267.70
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 13 of 17
March 15, 2004                                                                                                     0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                 3,434,232.76
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                     72,373.45
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                      1,639.77
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Outgoing Wire Trnsfr                                                                                   96,146.58
                 BON FUNDS TRANSFER 030904 040309000732701
                 DO 035648
      ------------------------------------------------------------------------------------------------------------------------
      03-09  ACH Debit                                                                                           2,141,992.88
                 HAWAIIAN AIRLINE TAX PMT 040309 -SETT-BOH MAXUS
      ------------------------------------------------------------------------------------------------------------------------
      03-09  ACH Debit                                                                                               1,437.50
                 Intl Banking Dep TRADE-SVCS 030904 ISB S082037-PCH002
                 LETTER OF CREDIT
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Automatic Transfer                                                                                    218,310.18
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Automatic Transfer                                                                                      3,743.82
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Automatic Trans 6r                                                                                      2,566.66
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Automatic Transfer                                                                                      3,189.65
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Outgoing Wire Trnsfr                                                                                  840,520.73
                 BOH FUNDS TRANSFER 031004 040310000792701
                 DO 035696
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Outgoing Wire Trnsfr                                                                                  393,000.00
                 BOH FUNDS TRANSFER 031004 040310000788701
                 DO 035695
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Outgoing Wire Trnsfr                                                                                  146,902.28
                 BOH FUNDS TRANSFER 031004 040310000795701
                 DO 035698
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Outgoing Wire Trnsfr                                                                                    4,874.69
                 BOH FUNDS TRANSFER 031004 040310000794701
                 DO 035697
      ------------------------------------------------------------------------------------------------------------------------
      03-10  ACH Debit                                                                                                 849.00
                 STATE OF COLORAD STATETAX 030904 TXP*37101050020000
                 0*00011*040229*T*0000084900*U*0000000000*U*0000000000*
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Automatic Transfer                                                                                     76,909.73
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Automatic Trans                                                                                         1,492.75
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137




(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 14 of 17
March 15, 2004                                                                                                     0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Automatic Transfer                                                                                  2,527,540.19
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Automatic Transfer                                                                                     13,697.84
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Automatic Transfer                                                                                      1,572.95
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Outgoing Wire Trnsfr                                                                                  123,305.00
                 BOH FUNDS TRANSFER 031104 046311000790701
                 DO 035769
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Outgoing Wire Trnsfr                                                                                   20,203.54
                 BOH FUNDS TRANSFER 031104 040311000768701
                 DO 035766
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Outgoing Wire Trnsfr                                                                                    8,002.78
                 BOH FUNDS TRANSFER 031104 040311000777701
                 DO 035767
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Outgoing Wire Trnsfr                                                                                      777.50
                 BOH FUNDS TRANSFER 031104 040311000788701
                 DO 035768
      ------------------------------------------------------------------------------------------------------------------------
      03-11  ACH Debit                                                                                              11,579.03
                 BP WEST COAST PR EFT DEBIT 070442510013899
      ------------------------------------------------------------------------------------------------------------------------
      03-11  ACH Debit                                                                                                 675.00
                 Ind Banking Dep TRADE_SVCS 031104 ISB S082037-PST002
                 LETTER OF CREDIT
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Automatic Transfer                                                                                     66,247.93
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Automatic Transfer                                                                                        105.00
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Automatic Transfer                                                                                  1,401,263.84
                 TRANSFER TO CAT GOV SEC FUND-8
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Automatic Transfer                                                                                      2,552.64
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Automatic Transfer                                                                                        815.85
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Outgoing Wire Trnsfr                                                                                  750,000.00
                 BOH FUNDS TRANSFER 031204 040312000859701
                 DO 035832
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Outgoing Wire Trnsfr                                                                                  250,000.00
                 BOH FUNDS TRANSFER 031204 040312000865701
                 DO 036834
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Outgoing Wire Trnsfr                                                                                   93,710.68
                 BOH FUNDS TRANSFER 031204 040312000867701
                 DO 035835





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 15 of 17
March 15, 2004                                                                                                     0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Outgoing Wire Trnsfr                                                                                   19,374.36
                 BOH FUNDS TRANSFER 031204 040312000861701
                 DO 035833
      ------------------------------------------------------------------------------------------------------------------------
      03-12  ACH Debit                                                                                          11,050,000.00
                 HAWAIIAN AIRLINE FED TAX 040312 SETT-BOH MAXUS
      ------------------------------------------------------------------------------------------------------------------------
      03-12  ACH Debit                                                                                             173,506.99
                 BP WEST COAST PR EFT DEBIT 071441973012799
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Automatic Transfer                                                                                     25,678.31
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Automatic Transfer                                                                                         39.08
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Automatic Transfer                                                                                      1,900.00
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Automatic Transfer                                                                                      2,173.64
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Outgoing Wire Trnsfr                                                                                2,067,822.58
                 BOH. FUNDS TRANSFER 031504 040315000984701
                 DO 035809
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Outgoing Wire Trnsfr                                                                                1,268,404.84
                 BOH FUNDS TRANSFER 031504 040315000913701
                 DO 035908
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Outgoing Wire Trnsfr                                                                                1,044,530.43
                 BOH FUNDS TRANSFER 031504 040315000886701
                 DO 035894
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Outgoing Wire Trnsfr                                                                                  288,672.97
                 BOH FUNDS TRANSFER 031504 040315000877701
                 DO 035891
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Outgoing Wire Trnsfr                                                                                  242,861.48
                 BOH FUNDS TRANSFER 031504 040315000887701
                 DO 035896
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Outgoing Wire Trnsfr                                                                                    3,940.00
                 BOH FUNDS TRANSFER 031504 040315000880701
                 DO 035893
      ------------------------------------------------------------------------------------------------------------------------
      03-15  ACH Debit                                                                                             325,289.55
                 BP WEST COAST PR EFT DEBIT 072440118015199
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Automatic Transfer                                                                                     81,004.61
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Automatic Transfer                                                                                      2,233.82
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Automatic Transfer                                                                                     24,607.43
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Automatic Transfer                                                                                        845.56
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0080463693





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 16 of 17
March 15, 2004                                                                                                     0001-028588

CREDITS

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                 5,565,288.80
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                 2,832,870.91
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Automatic Transfer                                                                                 5,110,107.07
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Customer Deposit                                                  00000007978                            275.20
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                 1,608,181.71
                 TRANSFER FROM CAT GOV SEC FUNDS
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                 1,274,366.59
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Automatic Transfer                                                                                 2,220,821.81
                 TRANSFER FROM CAT GOV SIC FUND-S
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Automatic Transfer                                                                                 1,712,588.12
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-06  Automatic Transfer                                                                                         2.18
                 FROM ACCT NO. 0006-000673 FROM CD NO.
                 0000-000001
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                 5,036,884.58
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Automatic Transfer                                                                                 2,866,369.19
                 TRANSFER FROM CAT GOV SEC FUND-S
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-09  Automatic Transfer                                                                                 1,854,110.67
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-10  Automatic Transfer                                                                                 4,225,261.62
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-11  Automatic Transfer                                                                                 1,125,696.21
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Automatic Transfer                                                                                11,818,043.73
                 TRANSFER FROM CAT GOV SEC FUND-S
                 0000000080963050
      ------------------------------------------------------------------------------------------------------------------------
      03-12  Automatic Transfer                                                                                 1,365,344.70
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 17 of 17
March 15, 2004                                                                                                     0001-028588

CREDITS

      Date   Description                                                                                             Additions
      -------------------------------------------------------------------------------------------------------------------------
      03-15  Automatic Transfer                                                                                 1,169,010.20
                 TRANSFER FROM CAT GOV SEC FUND-S
                 00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-15  Automatic Transfer                                                                                 7,255,242.90
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0001042424


DAILY BALANCES

      Date           Amount      Date           Amount     Date           Amount
      ---------------------      ---------------------     ---------------------
      02-29    2,483,221.00      03-05    2,446,614.00     03-11    2,570,017.00
      ---------------------      ---------------------     ---------------------
      03-01    3,754,116.00      03-06    2,446,616.18     03-12    2,613,988.22
      ---------------------      ---------------------     ---------------------
      03-02    3,755,270.00      03-08    3,027,817.00     03-15    4,185,438.05
      ---------------------      ---------------------     ---------------------
      03-03    3,949,209.00      03-09    3,906,673.00
      ---------------------      ---------------------
      03-04    2,527,275.00      03-10    3,736,133.00
      ---------------------      ---------------------

(Logo) Bank of Hawaii                               Statement of Account


Last statement: March 15, 2004                      Account: 0001-028588
This statement: March 31, 2004                      Page 1 of 18
Total days in statement period: 16                  Number of Enclosures: (1025)

                                                    Direct inquiries to,
                                                    888-843-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                     BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                        P.O. BOX 2900
HONOLULU HI 96820                                   HONOLULU HI 96846



-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSYNESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

-------------------------------------------------------------------------------

Business Cash Advantage

   Account number          0001-028588    Beginning balance        $4,185,438.05
   Enclosures                    1,025    Total additions          45,084,396.32
   Low balance           $2,446,614.00    Total subtractions       46,370,407.37
                                                                   -------------
   Average balance       $3,110,257.20    Ending balance           $2,899,427.00

  CHECKS

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196501 (3/22) 03-29      1,649.11       194844 *      03-16         124.68
      ---------------------------------       ----------------------------------
      175352        03-31      7,916.82       194874 *      03-18       1,826.00
      ---------------------------------       ----------------------------------
      185470 *      03-16        282.60       194875        03-18         428.00
      ---------------------------------       ----------------------------------
      191346 *      03-24         25.00       194876        03-18         248.40
      ---------------------------------       ----------------------------------
      193940 *      03-25        437.50       194892 *      03-17       1,806.72
      ---------------------------------       ----------------------------------
      194094        03-16        341.18       194900 *      03-17         200.19
      ---------------------------------       ----------------------------------
      194167 *      03-16        604.80       194905 *      03-17         136.95
      ---------------------------------       ----------------------------------
      194171 *      03-18        216.00       194912 *      03-18         233.70
      ---------------------------------       ----------------------------------
      194181 *      03-25         32.40       194913        03-24         480.00
      ---------------------------------       ----------------------------------
      194182        03-25        172.80       194922 *      03-31         300.32
      ---------------------------------       ----------------------------------
      194185 *      03-22        216.00       194935 *      03-18       2,879.00
      ---------------------------------       ----------------------------------
      194186        03-22        216.00       194949 *      03-16       2,587.56
      ---------------------------------       ----------------------------------
      194198 *      03-19        216.00       195033 *      03-25          33.23
      ---------------------------------       ----------------------------------
      194220 *      03-23        129.50       195062 *      03-17       1,700.00
      ---------------------------------       ----------------------------------
      194241 *      03-29        830.73       195064 *      03-31          50.00
      ---------------------------------       ----------------------------------
      194473 *      03-29      4,367.69       195099 *      03-23       2,992.50
      ---------------------------------       ----------------------------------
      194756 *      03-17      8,239.04       195101 *      03-17       2,119.18
      ---------------------------------       ----------------------------------
      194790 *      03-25        172.70       195114 *      03-19       3,000.00
      ---------------------------------       ----------------------------------
      194818 *      03-18      1,876.84       195184 *      03-16          29.25
      ---------------------------------       ----------------------------------
      194823 *      03-16         97.20       195187 *      03-22         140.10
      ---------------------------------       ----------------------------------

[Bank of Hawaii Logo]
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report immediately any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (") next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                              --------------
  o Ending balance reflected on this statement                  $
  o Add deposits and transfers to this account;               --------------
    not yet reflected on this statement:
  ----------------------------------------------------------
     Date       Amount       Date       Amount      Date
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       + $
  --------------------------------------------------------------------------

                                                              --------------
  o Sub-Total:                                                = $
                                                              --------------
  o Subtract checks, withdrawals and transfers out of this account, not reflected on this statement
  ----------------------------------------------------------
    Date/                    Date/                   Date/
   Check No.    Amount     Check No.    Amount     Check No.
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       - $
  --------------------------------------------------------------------------

                                                              --------------
  o Current Account Balance                                   = $
                                                              --------------
    (For checking accounts, thus amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o  Your name and account number
    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
    o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.

-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4726
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                         [Equal Housing Lender Logo]

DDA-716 (Rev 11-2003)

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 2 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195189 *      03-29        142.96       195471 *      03-23         235.41
      ---------------------------------       ----------------------------------
      195208 *      03-17        325.00       195490 *      03-17         912.06
      ---------------------------------       ----------------------------------
      195211 *      03-17        750.00       195496 *      03-16         378.75
      ---------------------------------       ----------------------------------
      195212        03-18      2,000.00       195507 *      03-31         261.76
      ---------------------------------       ----------------------------------
      195217 *      03-30     47,294.70       195510 *      03-16         295.00
      ---------------------------------       ----------------------------------
      195229 *      03-17        323.13       195511        03-22         386.46
      ---------------------------------       ----------------------------------
      195230        03-17        539.51       195515 *      03-18         118.00
      ---------------------------------       ----------------------------------
      195231        03-18         88.44       195528 *      03-24       1,145.83
      ---------------------------------       ----------------------------------
      195232        03-22      1,242.00       195532 *      03-17       3,999.25
      ---------------------------------       ----------------------------------
      195250 *      03-17        121.39       195534 *      03-19          36.00
      ---------------------------------       ----------------------------------
      195252 *      03-17        834.45       195536 *      03-24         197.42
      ---------------------------------       ----------------------------------
      195261 *      03-22        470.00       195538 *      03-18         500.00
      ---------------------------------       ----------------------------------
      195266 *      03-17        926.64       195544 *      03-16       6,000.00
      ---------------------------------       ----------------------------------
      195272 *      03-26        561.60       195546 *      03-17     104,530.70
      ---------------------------------       ----------------------------------
      195279 *      03-24        668.00       195563 *      03-16      29,531.04
      ---------------------------------       ----------------------------------
      195282 *      03-22        426.45       195572 *      03-17      28,625.44
      ---------------------------------       ----------------------------------
      195283        03-16        519.46       195580 *      03-19      67,437,42
      ---------------------------------       ----------------------------------
      195287 *      03-26      1,925.00       195587 *      03-16      17,776.04
      ---------------------------------       ----------------------------------
      195298 *      03-22        191.67       195602 *      03-17         234.65
      ---------------------------------       ----------------------------------
      195306 *      03-30         30.00       195603        03-16          89.04
      ---------------------------------       ----------------------------------
      195308 *      03-18        210.50       195604        03-17          32.40
      ---------------------------------       ----------------------------------
      195311 *      03-19        237.62       195613 *      03-25       2,170.00
      ---------------------------------       ----------------------------------
      195313 *      03-31        112.20       195924 *      03-16         125.99
      ---------------------------------       ----------------------------------
      195315 *      03-16        132.79       195626 *      03-17          25.75
      ---------------------------------       ----------------------------------
      195317 *      03-16        197.62       195628 *      03-22         184.96
      ---------------------------------       ----------------------------------
      195318        03-17        425.87       195629        03-22         522.71
      ---------------------------------       ----------------------------------
      195341 *      03-17        175.73       195630        03-16      24,614.64
      ---------------------------------       ----------------------------------
      195345 *      03-16        229.43       195635 *      03-29         444.66
      ---------------------------------       ----------------------------------
      195346        03-16         50.00       195656 *      03-16         262.25
      ---------------------------------       ----------------------------------
      195349 *      03-16         13.12       195637        03-16          42.50
      ---------------------------------       ----------------------------------
      195357 *      03-17         80.22       195638        03-17          26.04
      ---------------------------------       ----------------------------------
      195360 *      03-17         37.16       195639        03-24         159.95
      ---------------------------------       ----------------------------------
      195377 *      03-23        450.00       195640        03-17         407.93
      ---------------------------------       ----------------------------------
      195378        03-18        505.68       195643 *      03-17          88.02
      ---------------------------------       ----------------------------------
      195383 *      03-17        600.00       195644        03-22         230.00
      ---------------------------------       ----------------------------------
      195387 *      03-26        300.00       195645        03-24          66.90
      ---------------------------------       ----------------------------------
      195391 *      03-16         68.05       195650 *      03-19         150.00
      ---------------------------------       ----------------------------------
      195400 *      03-22        175.00       195651        03-23         101.00
      ---------------------------------       ----------------------------------
      195401        03-16        122.00       195652        03-16         116.58
      ---------------------------------       ----------------------------------
      195407 *      03-16         82.40       195655 *      03-29          46.79
      ---------------------------------       ----------------------------------
      195422 *      03-31      1,025.37       195657 *      03-16         188.03
      ---------------------------------       ----------------------------------
      195426 *      03-18        131.00       195660 *      03-17       1,650.00
      ---------------------------------       ----------------------------------
      195431 *      03-19        290.23       195661        03-19       1,277.52
      ---------------------------------       ----------------------------------
      195436 *      03-17         38.90       195663 *      03-16         442.49
      ---------------------------------       ----------------------------------
      195441 *      03-19      3,378.91       195671 *     03-16         713.43
      ---------------------------------       ----------------------------------
      195444 *      03-22        138.48       195672        03-17       1,236.38
      ---------------------------------       ----------------------------------
      195456 *      03-22        997.96       195673        03-16         129.89
      ---------------------------------       ----------------------------------
      195457        03-19        260.42       195674        03-22         350.00
      ---------------------------------       ----------------------------------
      195458        03-19        766.51       195676 *      03-17          70.00
      ---------------------------------       ----------------------------------
      195459        03-19        931.33       195680 *      03-22         149.00
      ---------------------------------       ----------------------------------
      195463 *      03-18         58.56       195684 *      03-17         121.23
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 3 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195691 *      03-25        368.53       195769        03-17         348.56
      ---------------------------------       ----------------------------------
      195692        03-16        205.00       195771 *      03-17         269.25
      ---------------------------------       ----------------------------------
      195693        03-16        255.00       195772        03-16         941.00
      ---------------------------------       ----------------------------------
      195694        03-17         25.73       195773        03-17         448.20
      ---------------------------------       ----------------------------------
      195695        03-22         82.00       195774        03-23          25.48
      ---------------------------------       ----------------------------------
      195701 *      03-16      1,824.00       195775        03-19         348.57
      ---------------------------------       ----------------------------------
      195704 *      03-22      3,620.52       195778 *      03-16         336.53
      ---------------------------------       ----------------------------------
      195708 *      03-17        116.00       195780 *      03-18         297.40
      ---------------------------------       ----------------------------------
      195709        03-25        198.05       195781        03-23         675.00
      ---------------------------------       ----------------------------------
      195713 *      03-16        132.49       195782        03-16         454.97
      ---------------------------------       ----------------------------------
      195714        03-24         60.00       195783        03-22         198.64
      ---------------------------------       ----------------------------------
      195715        03-18        192.51       195784        03-18       2,737.50
      ---------------------------------       ----------------------------------
      195716        03-24         34.50       195785        03-22       2,308.00
      ---------------------------------       ----------------------------------
      195718 *      03-16        374.25       195786        03-16         138.02
      ---------------------------------       ----------------------------------
      195719        03-16        696.00       195787        03-17         179.83
      ---------------------------------       ----------------------------------
      195720        03-16        750.00       195788        03-22         360.00
      ---------------------------------       ----------------------------------
      195721        03-16      1,125.00       195791 *      03-17          40.29
      ---------------------------------       ----------------------------------
      195722        03-16        750.00       195793 *      03-16         326.93
      ---------------------------------       ----------------------------------
      195723        03-17        135.00       195795 *      03-16         169.44
      ---------------------------------       ----------------------------------
      195725 *      03-16      1,735.62       195796        03-19         280.00
      ---------------------------------       ----------------------------------
      195727 *      03-23      2.205.98       195797        03-26         742.50
      ---------------------------------       ----------------------------------
      195728        03-17         43.90       195798        03-18         265.50
      ---------------------------------       ----------------------------------
      195729        03-17         83.10       195799        03-16       1,075.74
      ---------------------------------       ----------------------------------
      195730        03-16      1,720.00       195800        03-16       1,365.40
      ---------------------------------       ----------------------------------
      195731        03-16        487.64       195802 *      03-24       1,041.60
      ---------------------------------       ----------------------------------
      195732        03-17        390.00       195803        03-16          28.71
      ---------------------------------       ----------------------------------
      195733        03-19        436.50       195804        03-18         457.81
      ---------------------------------       ----------------------------------
      195734        03-17     10,000.00       195805        03-17           1.87
      ---------------------------------       ----------------------------------
      195735        03-19     35,665.99       195806        03-16       1,767.42
      ---------------------------------       ----------------------------------
      195736        03-19     11,850.80       195807        03-18       4,187.50
      ---------------------------------       ----------------------------------
      195737        03-19     13,006.40       195808        03-19          93.75
      ---------------------------------       ----------------------------------
      195740 *      03-17        245.44       195809        03-18       1,992.00
      ---------------------------------       ----------------------------------
      195741        03-19         53.28       195810        03-16         258.48
      ---------------------------------       ----------------------------------
      195744 *      03-29        110.19       195811        03-17         271.29
      ---------------------------------       ----------------------------------
      195745        03-23         49.00       195812        03-22         401.02
      ---------------------------------       ----------------------------------
      195746        03-18         94.50       195813        03-16         490.79
      ---------------------------------       ----------------------------------
      195750 *      03-25         20.00       195814        03-17       3,464.24
      ---------------------------------       ----------------------------------
      195751        03-17         27.91       195815        03-16          20.00
      ---------------------------------       ----------------------------------
      195752        03-16         60.00       195816        03-18         980.56
      ---------------------------------       ----------------------------------
      195755 *      03-22         78.00       195818 *      03-16          51.84
      ---------------------------------       ----------------------------------
      195756        03-16        335.00       195819        03-17         104.00
      ---------------------------------       ----------------------------------
      195757        03-17        101.97       195821 *      03-17       1,703.82
      ---------------------------------       ----------------------------------
      195758        03-16         71.84       195822        03-17         446.66
      ---------------------------------       ----------------------------------
      195759        03-18        367.00       195823        03-16          63.80
      ---------------------------------       ----------------------------------
      195761 *      03-17        434.34       195825 *      03-30       1,560.00
      ---------------------------------       ----------------------------------
      195763 *      03-16          6.77       195826        03-23       2,880.00
      ---------------------------------       ----------------------------------
      195764        03-17         58.25       195827        03-18         144.51
      ---------------------------------       ----------------------------------
      195765        03-17        110.90       195828        03-19         200.00
      ---------------------------------       ----------------------------------
      195766        03-22      1,770.00       195829        03-17         780.00
      ---------------------------------       ----------------------------------
      195767        03-19         93.12       195830        03-24         257.00
      ---------------------------------       ----------------------------------
      195768        03-19        155.20       195831        03-26          90.00
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 4 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195832        03-17        660.00       195891        03-26          19.26
      ---------------------------------       ----------------------------------
      195833        03-16         66.66       195893 *      03-17          30.87
      ---------------------------------       ----------------------------------
      195834        03-18      4,900.00       195894        03-19         718.13
      ---------------------------------       ----------------------------------
      195835        03-19      2,304.00       195895        03-22         207.00
      ---------------------------------       ----------------------------------
      195836        03-23        591.57       195896        03-19         313.35
      ---------------------------------       ----------------------------------
      195837        03-18        334.92       195897        03-31          16.00
      ---------------------------------       ----------------------------------
      195838        03-17         24.24       195898        03-22         443.31
      ---------------------------------       ----------------------------------
      195839        03-31        223.65       195901 *      03-17       2,569.68
      ---------------------------------       ----------------------------------
      195840        03-22         11.00       195903 *      03-19          42.50
      ---------------------------------       ----------------------------------
      195841        03-17      3,255.00       195904        03-16          11.11
      ---------------------------------       ----------------------------------
      195842        03-16        138.28       195905        03-22       1,223.49
      ---------------------------------       ----------------------------------
      195843        03-22         68.01       195906        03-16       1,078.86
      ---------------------------------       ----------------------------------
      195844        03-22      1,107.62       195907        03-16          88.22
      ---------------------------------       ----------------------------------
      195845        03-17        300.00       195908        03-17          19.17
      ---------------------------------       ----------------------------------
      195846        03-23        711.36       195909        03-18       1,721.68
      ---------------------------------       ----------------------------------
      195847        03-22        612.00       195910        03-23         478.84
      ---------------------------------       ----------------------------------
      195848        03-17        198.25       195911        03-23         367.31
      ---------------------------------       ----------------------------------
      195849        03-18        562.34       195912        03-23         227.33
      ---------------------------------       ----------------------------------
      195850        03-18        139.95       195913        03-23         479.67
      ---------------------------------       ----------------------------------
      195851        03-17        206.18       195914        03-18         100.00
      ---------------------------------       ----------------------------------
      195853 *      03-18          7.00       195915        03-17       4,268.37
      ---------------------------------       ----------------------------------
      195854        03-17         98.21       195917 *      03-16       1,831.50
      ---------------------------------       ----------------------------------
      195855        03-19        323.27       195918        03-17         432.53
      ---------------------------------       ----------------------------------
      195858 *      03-16        190.63       195919        03-16          45.83
      ---------------------------------       ----------------------------------
      195860 *      03-17        990.00       195920        03-30         892.67
      ---------------------------------       ----------------------------------
      195861        03-16        473.03       195921        03-18         159.37
      ---------------------------------       ----------------------------------
      195862        03-17      1,190.61       195922        03-29         767.10
      ---------------------------------       ----------------------------------
      195864 *      03-16        277.12       195923        03-18       4,497.56
      ---------------------------------       ----------------------------------
      195865        03-18        793.60       195924        03-19       2,119.00
      ---------------------------------       ----------------------------------
      195866        03-16        282.61       195925        03-18       1,847.25
      ---------------------------------       ----------------------------------
      195867        03-16        244.20       195927 *      03-17         385.00
      ---------------------------------       ----------------------------------
      195868        03-17      1,630.12       195928        03-17       4,181.83
      ---------------------------------       ----------------------------------
      195869        03-16        820.96       195929        03-19       3,292.38
      ---------------------------------       ----------------------------------
      195870        03-23         78.44       195930        03-17       1,426.64
      ---------------------------------       ----------------------------------
      195871        03-16         34.81       195933 *      03-18         882.24
      ---------------------------------       ----------------------------------
      195872        03-22        386.55       195934        03-17         372.30
      ---------------------------------       ----------------------------------
      195873        03-22        562.46       195935        03-17          95.95
      ---------------------------------       ----------------------------------
      195874        03-23        282.25       195936        03-18          10.88
      ---------------------------------       ----------------------------------
      195876 *      03-16          2.60       195937        03-16         716.62
      ---------------------------------       ----------------------------------
      195877        03-19         50.38       195938        03-29         400.00
      ---------------------------------       ----------------------------------
      195878        03-17         93.38       195940 *      03-23         443.90
      ---------------------------------       ----------------------------------
      195879        03-30        723.92       195941        03-17         295.50
      ---------------------------------       ----------------------------------
      195880        03-19         43.75       195942        03-17           1.08
      ---------------------------------       ----------------------------------
      195881        03-23         88.96       195943        03-16       2,503.16
      ---------------------------------       ----------------------------------
      195882        03-16      4,020.16       195944        03-16         176.88
      ---------------------------------       ----------------------------------
      195883        03-19      3,480.00       195945        03-24          50.00
      ---------------------------------       ----------------------------------
      195885 *      03-18      2,225.00       195946        03-19       4,639.35
      ---------------------------------       ----------------------------------
      195887 *      03-18        401.31       195947        03-26          50.00
      ---------------------------------       ----------------------------------
      195888        03-16        393.42       195948        03-29         219.96
      ---------------------------------       ----------------------------------
      195889        03-22        550.56       195949        03-26         444.81
      ---------------------------------       ----------------------------------
      195890        03-17         37.90       195950        03-16         468.16
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 5 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      195951        03-22      2,330.82       196010        03-18      31,732.87
      ---------------------------------       ----------------------------------
      195952        03-18        734.82       196011        03-17      19,964.13
      ---------------------------------       ----------------------------------
      195953        03-22        180.00       196012        03-18      25,666.70
      ---------------------------------       ----------------------------------
      195954        03-16      1,105.18       196013        03-17      59,424.35
      ---------------------------------       ----------------------------------
      195955        03-18      1,237.50       196020 *      03-17      73,012.41
      ---------------------------------       ----------------------------------
      195956        03-19        104.42       196021        03-22       6,664.70
      ---------------------------------       ----------------------------------
      195957        03-17         73.04       196022        03-18      11,027.33
      ---------------------------------       ----------------------------------
      195958        03-22        295.00       196023        03-18      48,095.90
      ---------------------------------       ----------------------------------
      195959        03-18        707.70       196026 *      03-22      11,098.62
      ---------------------------------       ----------------------------------
      195961 *      03-19         20.25       196027        03-19     104,225.50
      ---------------------------------       ----------------------------------
      195962        03-16        162.17       196028        03-18      15,000.00
      ---------------------------------       ----------------------------------
      195963        03-16        110.67       196029        03-19      10,545.00
      ---------------------------------       ----------------------------------
      195964        03-16      3,500.30       196030        03-17     522,200.00
      ---------------------------------       ----------------------------------
      195965        03-16        183.54       196031        03-19       5,669.68
      ---------------------------------       ----------------------------------
      195966        03-17        680.00       196032        03-19      25,690.58
      ---------------------------------       ----------------------------------
      195967        03-18        253.26       196033        03-19      39,584.14
      ---------------------------------       ----------------------------------
      195968        03-16        151.25       196034        03-22      60,793.36
      ---------------------------------       ----------------------------------
      195969        03-29         42.15       196036 *      03-16       7,697.56
      ---------------------------------       ----------------------------------
      195070        03-16        110.75       196037        01-17      98,160.00
      ---------------------------------       ----------------------------------
      195972 *      03-22      1,170.37       196038        03-16       7,043.09
      ---------------------------------       ----------------------------------
      195973        03-17         59.37       196039        03-18      25,000.00
      ---------------------------------       ----------------------------------
      195975 *      03-18      4,041.18       196041 *      03-16         174.30
      ---------------------------------       ----------------------------------
      195976        03-16        110.00       196042        03-18          50.00
      ---------------------------------       ----------------------------------
      195977        03-25        504.00       196043        03-22         983.47
      ---------------------------------       ----------------------------------
      195978        03-16        878.46       196044        03-16       2,676.18
      ---------------------------------       ----------------------------------
      195979        03-26      3,750.00       196045        03-19       3,010.25
      ---------------------------------       ----------------------------------
      195981 *      03-16        162.76       196046        03-17         616.43
      ---------------------------------       ----------------------------------
      195982        03-22      1,305.00       196047        03-26       1,083.56
      ---------------------------------       ----------------------------------
      195985 *      03-17        220.00       196048        03-22       1,087.55
      ---------------------------------       ----------------------------------
      195986        03-17      1,317.89       196049        03-17      52,782.47
      ---------------------------------       ----------------------------------
      195987        03-25         22.00       196050        03-17      11,523.35
      ---------------------------------       ----------------------------------
      195988        03-19         16.00       196051        03-22     100,388.04
      ---------------------------------       ----------------------------------
      195990 *      03-22         36.00       196070 *      03-31         432.00
      ---------------------------------       ----------------------------------
      195992 *      03-17     55,443.98       196077 *      03-31         216.00
      ---------------------------------       ----------------------------------
      195993        03-18     88,754.63       196078        03-18       9,018.70
      ---------------------------------       ----------------------------------
      195994        03-16      9,233.49       196079        03-18       7,781.59
      ---------------------------------       ----------------------------------
      195995        03-19      5,422.00       196080        03-17      76,839.89
      ---------------------------------       ----------------------------------
      195996        03-17     11,890.74       196081        03-17      26,173.64
      ---------------------------------       ----------------------------------
      195997        03-17      8,020.50       196082        03-18       9,178.82
      ---------------------------------       ----------------------------------
      195298        03-16      8,623.60       196083        03-22         173.54
      ---------------------------------       ----------------------------------
      195999        03-16      6,281.45       196084        03-19         896.66
      ---------------------------------       ----------------------------------
      196000        03-16     14,250.00       196085        03-16         124.03
      ---------------------------------       ----------------------------------
      196001        03-22      6,101.42       196086        03-16          99.99
      ---------------------------------       ----------------------------------
      196002        03-22     17,256.00       196087        03-22         378.00
      ---------------------------------       ----------------------------------
      196003        03-23     10,558.00       196088        03-17       4,681.16
      ---------------------------------       ----------------------------------
      196004        03-16     10,871.89       196089        03-29       4,205.45
      ---------------------------------       ----------------------------------
      196005        03-17     13,302.66       196090        03-29         322.00
      ---------------------------------       ----------------------------------
      196006        03-16    905,661.54       196092 *      03-18         220.00
      ---------------------------------       ----------------------------------
      196007        03-18     15,810.24       196093        03-16       6,410.00
      ---------------------------------       ----------------------------------
      196008        03-16    158,491.60       196094        03-22      12,014.35
      ---------------------------------       ----------------------------------
      196009        03-18      5,400.00       196096 *      03-19       1,589.70
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 6 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196097        03-25         12.38       196163        03-23          61.60
      ---------------------------------       ----------------------------------
      196099 *      03-22         58.55       196164        03-29         256.08
      ---------------------------------       ----------------------------------
      196101 *      03-16        174.06       196165        03-30       1,982.00
      ---------------------------------       ----------------------------------
      196102        03-16      2,475.00       196166        03-22         740.46
      ---------------------------------       ----------------------------------
      196103        03-22        408.29       196167        03-24          44.50
      ---------------------------------       ----------------------------------
      196104        03-23        510.43       196170 *      03-22         480.00
      ---------------------------------       ----------------------------------
      196106 *      03-30        320.00       196174 *      03-19         277.32
      ---------------------------------       ----------------------------------
      196107        03-18     59,896.40       196175        03-29       1,521.50
      ---------------------------------       ----------------------------------
      196108        03-24     59,405.60       196178 *      03-24         318.72
      ---------------------------------       ----------------------------------
      196109        03-22     48,526.88       196179        03-22       1,286.40
      ---------------------------------       ----------------------------------
      196111 *      09-23        114.00       196180        03-25       1,658.00
      ---------------------------------       ----------------------------------
      196112        03-25         53.00       196181        03-25           6.68
      ---------------------------------       ----------------------------------
      196113        03-29      2,456.44       196182        03-29      89,625.80
      ---------------------------------       ----------------------------------
      196114        03-18      2,208.00       196183        03-25      10,150.00
      ---------------------------------       ----------------------------------
      196115        03-29        244.40       196185 *      03-22       1,220.00
      ---------------------------------       ----------------------------------
      196116        03-23        660.00       196186        03-22         759.49
      ---------------------------------       ----------------------------------
      196118 *      03-31      1,762.56       196187        03-23         112.10
      ---------------------------------       ----------------------------------
      198119        03-19        448.20       196188        03-26           2.90
      ---------------------------------       ----------------------------------
      196121 *      03-29        930.00       196193 *      03-29         645.42
      ---------------------------------       ----------------------------------
      196122        03-29        535.80       196194        03-25      31,708.42
      ---------------------------------       ----------------------------------
      196124        03-22      3,228.50       196195        03-24     355,861.83
      ---------------------------------       ----------------------------------
      196126 *      03-19         62.40       196196        03-24       2,341.00
      ---------------------------------       ----------------------------------
      196127        03-18    906,570.57       196197        03-24         333.52
      ---------------------------------       ----------------------------------
      196128        03-22        540.00       196198        03-23          89.59
      ---------------------------------       ----------------------------------
      196129        03-22        380.31       196199        03-24       1,379.79
      ---------------------------------       ----------------------------------
      196132 *      03-19        121.35       196200        03-26       1,050.00
      ---------------------------------       ----------------------------------
      196133        03-22        325.00       196201        03-25       1,725.00
      ---------------------------------       ----------------------------------
      196134        03-16        380.00       196202        03-24         302.50
      ---------------------------------       ----------------------------------
      196135        03-24        162.53       196203        03-24         363.00
      ---------------------------------       ----------------------------------
      196139 *      03-22         60.11       196204        03-23         940.28
      ---------------------------------       ----------------------------------
      196140        03-22         50.32       196205        03-24         265.78
      ---------------------------------       ----------------------------------
      196141        03-25        100.24       196206        03-26       2,068.00
      ---------------------------------       ----------------------------------
      196142        03-22        172.60       196207        03-23         300.69
      ---------------------------------       ----------------------------------
      196143        03-26        123.00       196208        03-25       1,345.00
      ---------------------------------       ----------------------------------
      196144        03-31        308.50       196209        03-23       3,113.55
      ---------------------------------       ----------------------------------
      196145        03-30        480.00       196210        03-26         153.42
      ---------------------------------       ----------------------------------
      196146        03-19      3,509.78       196211        03-23         760.41
      ---------------------------------       ----------------------------------
      196147        03-30         44.32       196212        03-24       1,006.35
      ---------------------------------       ----------------------------------
      196148        03-24      9,040.00       196215 *      03-26         563.40
      ---------------------------------       ----------------------------------
      196149        03-30        128.65       196216        03-25         265.92
      ---------------------------------       ----------------------------------
      196151 *      03-29        463.86       196217        03-25         526.99
      ---------------------------------       ----------------------------------
      196152        03-24        129.60       196218        03-22         145.82
      ---------------------------------       ----------------------------------
      196153        03-29        913.00       196219        03-22       1,325.83
      ---------------------------------       ----------------------------------
      196154        03-22         91.92       196220        03-29       1,082.62
      ---------------------------------       ----------------------------------
      196155        03-29        298.57       196221        03-22         466.66
      ---------------------------------       ----------------------------------
      196156        03-23         31.50       196222        03-23       2,380.00
      ---------------------------------       ----------------------------------
      196157        03-30         69.00       196223        03-23         937.49
      ---------------------------------       ----------------------------------
      196158        03-22         97.44       196224        03-24         475.00
      ---------------------------------       ----------------------------------
      196159        03-23      2,340.18       196225        03-22         274.53
      ---------------------------------       ----------------------------------
      196160        03-30      2,761.20       196226        03-23         404.28
      ---------------------------------       ----------------------------------
      196162 *      03-30      1,165.60       196229 *      03-23           8.07
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 7 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196230        03-24        300.00       196285        03-29       2,996.35
      ---------------------------------       ----------------------------------
      196231        03-29        830.73       196286        03-24           7.50
      ---------------------------------       ----------------------------------
      196232        03-23        342.04       196287        03-24         110.37
      ---------------------------------       ----------------------------------
      196233        03-24      4,187.50       196288        03-23       3,200.00
      ---------------------------------       ----------------------------------
      196234        03-24        282.29       196289        03-25       2,945.00
      ---------------------------------       ----------------------------------
      196235        03-29         33.00       196290        03-31         997.00
      ---------------------------------       ----------------------------------
      196236        03-24      3,406.08       196291        03-23         231.76
      ---------------------------------       ----------------------------------
      196237        03-22        101.69       196292        03-26       2,414.73
      ---------------------------------       ----------------------------------
      196238        03-23        258.48       196293        03-25       1,101.79
      ---------------------------------       ----------------------------------
      196239        03-23        125.63       196294        03-23         153.87
      ---------------------------------       ----------------------------------
      196240        03-23      2,365.65       196295        03-23         326.86
      ---------------------------------       ----------------------------------
      196241        03-23        180.58       196296        03-23       1,124.35
      ---------------------------------       ----------------------------------
      196242        03-25        421.74       196297        03-25         227.56
      ---------------------------------       ----------------------------------
      196243        03-25        308.00       196298        03-23         195.15
      ---------------------------------       ----------------------------------
      196244        03-25        110.00       196299        03-26         145.83
      ---------------------------------       ----------------------------------
      196245        03-23        609.66       196300        03-23         442.33
      ---------------------------------       ----------------------------------
      196246        03-25         85.00       196301        03-24         146.94
      ---------------------------------       ----------------------------------
      196247        03-23        150.43       196302        03-24       1,434.17
      ---------------------------------       ----------------------------------
      196248        03-24        566.31       196303        03-24       2,452.18
      ---------------------------------       ----------------------------------
      196249        03-30      1,148.50       196304        03-25         502.36
      ---------------------------------       ----------------------------------
      196250        03-24         84.33       196305        03-26          97.36
      ---------------------------------       ----------------------------------
      196251        03-23          9.68       196306        03-25       1,203.50
      ---------------------------------       ----------------------------------
      196252        03-23      2,540.40       196307        03-24       3,886.24
      ---------------------------------       ----------------------------------
      196253        03-24         60.00       196308        03-22       1,416.62
      ---------------------------------       ----------------------------------
      196254        03-29      3,114.00       196309        03-24         504.13
      ---------------------------------       ----------------------------------
      196255        03-24         12.00       196310        03-26       3,633.21
      ---------------------------------       ----------------------------------
      196256        03-24        648.00       196311        03-23          98.29
      ---------------------------------       ----------------------------------
      196258 *      03-23        397.25       196312        03-22         154.06
      ---------------------------------       ----------------------------------
      196259        03-31      2,414.52       196313        03-24       1,113.50
      ---------------------------------       ----------------------------------
      196260        03-23        877.06       196314        03-23          46.20
      ---------------------------------       ----------------------------------
      196261        03-24         86.60       196315        03-24       2,580.68
      ---------------------------------       ----------------------------------
      196264 *      03-25        184.46       196316        03-23         268.05
      ---------------------------------       ----------------------------------
      196265        03-24        239.85       196317        03-23          44.52
      ---------------------------------       ----------------------------------
      196286        03-23        199.66       196318        03-23         490.87
      ---------------------------------       ----------------------------------
      196268 *      03-25        182.63       196319        03-25       1,173.79
      ---------------------------------       ----------------------------------
      196269        03-22        795.00       196321 *      03-23         569.56
      ---------------------------------       ----------------------------------
      196270        03-24        535.76       196322        03-29         509.59
      ---------------------------------       ----------------------------------
      196271        03-24        657.14       196323        03-30         204.35
      ---------------------------------       ----------------------------------
      196272        03-23        663.50       196324        03-25          43.00
      ---------------------------------       ----------------------------------
      196273        03-24        420.00       196325        03-25       4,834.00
      ---------------------------------       ----------------------------------
      196274        03-23        374.38       196326        03-24          87.67
      ---------------------------------       ----------------------------------
      196275        03-23        116.10       196327        03-23         578.13
      ---------------------------------       ----------------------------------
      196276        03-23      4,894.11       196328        03-29          18.40
      ---------------------------------       ----------------------------------
      196277        03-26         28.00       196329        03-23         172.20
      ---------------------------------       ----------------------------------
      196278        03-22        126.71       196330        03-24          42.00
      ---------------------------------       ----------------------------------
      196279        03-23        969.40       196331        03-24       1,160.00
      ---------------------------------       ----------------------------------
      196280        03-23        401.50       196332        03-24          20.00
      ---------------------------------       ----------------------------------
      196281        03-24        815.06       196333        03-24       1,709.36
      ---------------------------------       ----------------------------------
      196282        03-24        881.38       196334        03-24         570.62
      ---------------------------------       ----------------------------------
      196283        03-23        114.25       196335        03-24         978.12
      ---------------------------------       ----------------------------------
      196284        03-24      4,281.27       196336        03-23         166.32
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 8 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196337        03-26        155.06       196395 *      03-25       2,618.90
      ---------------------------------       ----------------------------------
      196338        03-29      3,187.60       196396        03-24       4,980.00
      ---------------------------------       ----------------------------------
      196339        03-24        127.12       196397        03-24       8,700.27
      ---------------------------------       ----------------------------------
      196340        03-24        145.86       196398        03-23      10,679.90
      ---------------------------------       ----------------------------------
      196341        03-24        450.00       196399        03-26      16,109.31
      ---------------------------------       ----------------------------------
      196342        03-24         49.13       196400        03-25       9,230.40
      ---------------------------------       ----------------------------------
      196343        03-24        360.00       196401        03-23      53,035.60
      ---------------------------------       ----------------------------------
      196345 *      03-30        432.00       196402        03-25       5,076.35
      ---------------------------------       ----------------------------------
      196346        03-25        177.50       196403        03-25     141,854.04
      ---------------------------------       ----------------------------------
      196347        03-26         62.64       196404        03-23       7,374.80
      ---------------------------------       ----------------------------------
      196348        03-26        392.01       196406 *      03-23      23,075.64
      ---------------------------------       ----------------------------------
      196349        03-29        921.01       196407        03-23      10,140.00
      ---------------------------------       ----------------------------------
      196350        03-23        176.88       196408        03-24      11,947.79
      ---------------------------------       ----------------------------------
      196352 *      03-23      2,010.40       196409        03-24      54,446.08
      ---------------------------------       ----------------------------------
      196353        03-29        996.30       196410        03-25       8,664.87
      ---------------------------------       ----------------------------------
      196354        03-29        124.99       196411        03-23      63,916.76
      ---------------------------------       ----------------------------------
      196355        03-26      2,060.16       196412        03-24      76,466.28
      ---------------------------------       ----------------------------------
      196356        03-23        891.72       196413        03-25      10,261.03
      ---------------------------------       ----------------------------------
      196357        03-25      1,020.83       196414        03-25      20,094.13
      ---------------------------------       ----------------------------------
      196358        03-29      4,813.65       196415        03-23      31,605.72
      ---------------------------------       ----------------------------------
      196359        03-26        385.29       196416        03-25      18,601.46
      ---------------------------------       ----------------------------------
      196360        03-25        663.14       196417        01-26       5,337.60
      ---------------------------------       ----------------------------------
      196361        03-25        842.02       196418        03-23      48,735.80
      ---------------------------------       ----------------------------------
      196362        03-29      1,864.50       196419        03-23       5,482.83
      ---------------------------------       ----------------------------------
      196363        03-25         15.82       196421 *      03-25       5,200.00
      ---------------------------------       ----------------------------------
      196364        03-23         66.15       196422        03-24      58,248.64
      ---------------------------------       ----------------------------------
      196365        03-24        420.00       196425 *      03-24      15,436.24
      ---------------------------------       ----------------------------------
      196367 *      03-24      1,041.24       196426        03-22      21,809.28
      ---------------------------------       ----------------------------------
      196368        03-24      1,468.06       196431 *      03-22     186,786.56
      ---------------------------------       ----------------------------------
      196369        03-29        125.00       196434 *      03-25      35,276.54
      ---------------------------------       ----------------------------------
      196370        03-25      2,372.88       196435        03-23       5,192.67
      ---------------------------------       ----------------------------------
      196371        03-24        152.25       196436        03-22       5,203.69
      ---------------------------------       ----------------------------------
      196372        03-23          6.23       196437        03-23      39,777.21
      ---------------------------------       ----------------------------------
      196373        03-24        160.07       196438        03-24       7,405.33
      ---------------------------------       ----------------------------------
      196374        03-26        437.52       196439        03-24       7,291.20
      ---------------------------------       ----------------------------------
      196375        03-24      2,841.10       196440        03-24      53,348.49
      ---------------------------------       ----------------------------------
      196376        03-29        372.91       196441        03-25      67,461.63
      ---------------------------------       ----------------------------------
      196377        03-25         80.00       196442        03-24      69,971.88
      ---------------------------------       ----------------------------------
      196378        03-25      2,660.63       196443        03-25      72,314.92
      ---------------------------------       ----------------------------------
      196380 *      03-24        289.89       196444        03-25       9,361.70
      ---------------------------------       ----------------------------------
      196381        03-23        579.80       196445        03-24      14,185.91
      ---------------------------------       ----------------------------------
      196382        03-30        224.00       196446        03-25       5,040.65
      ---------------------------------       ----------------------------------
      196383        03-24        498.53       196447        03-26      15,815.41
      ---------------------------------       ----------------------------------
      196384        03-26      1,506.37       196448        03-29       7,000.00
      ---------------------------------       ----------------------------------
      196385        0~-23        209.62       196449        03-24      24,500.00
      ---------------------------------       ----------------------------------
      196388 *      03-23      2,045.89       196450        03-25      35,543.45
      ---------------------------------       ----------------------------------
      196389        03-23         54.06       196451        03-29      17,434.95
      ---------------------------------       ----------------------------------
      196390        03-30        193.00       196452        03-25      90,800.00
      ---------------------------------       ----------------------------------
      196391        03-29         30.00       196453        03-29     182,239.72
      ---------------------------------       ----------------------------------
      196392        03-23      3,633.38       196464        03-23       6,898.89
      ---------------------------------       ----------------------------------
      196393        03-30         45.50       196455        03-23      13,865.21
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 9 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196456        03-23    176,268.15       196530        03-23       4,097.65
      ---------------------------------       ----------------------------------
      196457        03-29     15,000.00       196531        03-24          49.50
      ---------------------------------       ----------------------------------
      196458        03-24      5,993.48       196532        03-25         754.66
      ---------------------------------       ----------------------------------
      196459        03-23     14,297.29       196533        03-24       1,273.30
      ---------------------------------       ----------------------------------
      196460        03-26        159.48       196534        03-24         800.00
      ---------------------------------       ----------------------------------
      196462 *      03-25         79.83       196536 *      03-30         798.00
      ---------------------------------       ----------------------------------
      196464 *      03-25        603.23       196537        03-22      13,668.77
      ---------------------------------       ----------------------------------
      196465        03-30         87.72       196538        03-29      80,568.93
      ---------------------------------       ----------------------------------
      196466        03-30      2,024.78       196542 *      03-26           4.87
      ---------------------------------       ----------------------------------
      196467        03-30        765.00       196545 *      03-30         436.31
      ---------------------------------       ----------------------------------
      196469 *      03-23         99.00       196546        03-29         109.95
      ---------------------------------       ----------------------------------
      196470        03-29        394.50       196549 *      03.29          13.93
      ---------------------------------       ----------------------------------
      196471        03-29     61,972.19       196550        03-30         507.14
      ---------------------------------       ----------------------------------
      196472        03-24    631,158.70       196551        03-31          45.98
      ---------------------------------       ----------------------------------
      196473        03-30      1,155.00       196552        03-30         132.81
      ---------------------------------       ----------------------------------
      196474        03-30      1,740.00       196553        03-26         788.59
      ---------------------------------       ----------------------------------
      196475        03-30      1,125.00       196554        03-25       1,730.00
      ---------------------------------       ----------------------------------
      196476        03-30        696.00       196555        03-25          96.23
      ---------------------------------       ----------------------------------
      196478 *      03-23      1,805.60       196656        03-25       3,474.00
      ---------------------------------       ----------------------------------
      196479        03-24        158.00       196557        03-31       1,000.00
      ---------------------------------       ----------------------------------
      196480        03-23        507.20       196558        03-26         942.32
      ---------------------------------       ----------------------------------
      196481        03-30      8,312.00       196559        03-25         380.00
      ---------------------------------       ----------------------------------
      196482        03-25     25,110.00       196562 *      03-30         200.00
      ---------------------------------       ----------------------------------
      196484 *      03-22     52,000.00       196663        03-30         935.18
      ---------------------------------       ----------------------------------
      196485        03-22     83,525.00       196564        03-31       1,722.00
      ---------------------------------       ----------------------------------
      196487 *      03-24      7,468.70       196565        03-31          16.22
      ---------------------------------       ----------------------------------
      196489 *      03-30         55.00       196567 *      03-29       1,050.35
      ---------------------------------       ----------------------------------
      196494 *      03-24          5.00       196568        03-29         134.58
      ---------------------------------       ----------------------------------
      196495        03-29        349.55       196569        03-29       1,591.72
      ---------------------------------       ----------------------------------
      196497 *      03-24        160.90       196570        03-29       5,763.00
      ---------------------------------       ----------------------------------
      196498        03-31      2,100.00       196571        03-29      18,513.64
      ---------------------------------       ----------------------------------
      196499        03-30        545.00       196572        03-29       5,576.30
      ---------------------------------       ----------------------------------
      196500        03-26        960.00       196573        03-26      25,059.74
      ---------------------------------       ----------------------------------
      196502 *      03-29        731.74       196576 *      03-30       1,186.46
      ---------------------------------       ----------------------------------
      196503        03-30        265.09       196580 *      03-30         945.58
      ---------------------------------       ----------------------------------
      196504        03-26        650.00       196581        03-30         105.00
      ---------------------------------       ----------------------------------
      196506 *      03-31        328.00       186583 *      03-30         334.58
      ---------------------------------       ----------------------------------
      196508 *      03-26        363.79       196586 *      03-26          89.28
      ---------------------------------       ----------------------------------
      196509        03-24        835.06       196587        03-30         283.52
      ---------------------------------       ----------------------------------
      196510        03-25        175.00       196588        03-26       2,033.77
      ---------------------------------       ----------------------------------
      196511        03-30        713.43       196589        03-31         223.22
      ---------------------------------       ----------------------------------
      196512        03-29        169.11       196593 *      03-30       5,438.15
      ---------------------------------       ----------------------------------
      196514 *      03-23         95.97       196594        03-31       5,904.00
      ---------------------------------       ----------------------------------
      196516 *      03-31         70.00       196595        03-30       7,372.00
      ---------------------------------       ----------------------------------
      196517        03-24        114.48       196596        03-30          97.86
      ---------------------------------       ----------------------------------
      196520 *      03-29        343.07       196597        03-29       3,469.32
      ---------------------------------       ----------------------------------
      196522 *      03-29        127.81       196598        03-31         185.57
      ---------------------------------       ----------------------------------
      196523        03-24        357.16       196599        03-31         939.52
      ---------------------------------       ----------------------------------
      196524        03-24     21,542.56       196602 *      03-30       3,701.50
      ---------------------------------       ----------------------------------
      196528 *      03-24      1,241.60       196603        03-31          50.51
      ---------------------------------       ----------------------------------
      196529        03-24      1,020.00       196604        03-29          81.56
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 10 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196605        03-31      1,043.94       196678        03-31         128.00
      ---------------------------------       ----------------------------------
      196606        03-30         36.54       196679        03-30         297.14
      ---------------------------------       ----------------------------------
      196608 *      03-30      3,779.70       196680        03-30         563.60
      ---------------------------------       ----------------------------------
      196610 *      03-31         81.10       196683 *      03-30          23.33
      ---------------------------------       ----------------------------------
      196612 *      03-31      1,479.00       196684        03-31          99.38
      ---------------------------------       ----------------------------------
      196613        03-29         15.52       196685        03-31          54.17
      ---------------------------------       ----------------------------------
      196614        03-30        624.09       196690 *      03-31       3,131.00
      ---------------------------------       ----------------------------------
      196615        03-30         80.22       196691        03-31           8.25
      ---------------------------------       ----------------------------------
      196616        03-30          4.07       196692        03-30         301.76
      ---------------------------------       ----------------------------------
      196617        03-31      2,780.30       196693        03-31       1,218.00
      ---------------------------------       ----------------------------------
      196618        03-31         40.30       196695 *      03-30         157.28
      ---------------------------------       ----------------------------------
      196619        03-31        288.00       196696        03-30       3,179.13
      ---------------------------------       ----------------------------------
      196620        03-31        922.62       196697        03-30         420.04
      ---------------------------------       ----------------------------------
      196622 *      03-29      3,042.67       196698        03-30       2,632.50
      ---------------------------------       ----------------------------------
      196623        03-30        220.93       196700 *      03-31         247.90
      ---------------------------------       ----------------------------------
      196624        03-31      4,268.37       196701        03-31          27.00
      ---------------------------------       ----------------------------------
      196625        03-31        978.37       196703 *      03-30       2,109.85
      ---------------------------------       ----------------------------------
      196628 *      03-31        795.00       196705 *      03-31       1,000.00
      ---------------------------------       ----------------------------------
      196629        03-31        623.00       196707 *      03-30         504.13
      ---------------------------------       ----------------------------------
      196630        03-31         25.00       196708        03-30          48.00
      ---------------------------------       ----------------------------------
      196633 *      03-31        168.18       196712 *      03-30         295.72
      ---------------------------------       ----------------------------------
      196634        03-30        554.28       196713        03-30          68.30
      ---------------------------------       ----------------------------------
      196635        03-29         97.90       196714        03-29       3,854.14
      ---------------------------------       ----------------------------------
      196637 *      03-30        288.00       196715        03-30         210.00
      ---------------------------------       ----------------------------------
      196638        03-31         20.78       196717 *      03-30         907.56
      ---------------------------------       ----------------------------------
      196639        03-31        132.01       196721 *      03-31         168.02
      ---------------------------------       ----------------------------------
      196641 *      03-30        676.10       196722        03-31         158.93
      ---------------------------------       ----------------------------------
      196642        03-31         15.50       196723        03-31         794.43
      ---------------------------------       ----------------------------------
      196644 *      03-30        568.93       196724        03-31       1,735.81
      ---------------------------------       ----------------------------------
      196645        03-30      2,355.15       196730 *      03-30         280.64
      ---------------------------------       ----------------------------------
      196648 *      03-30      1,500.00       196732 *      03-30          67.60
      ---------------------------------       ----------------------------------
      196649        03-30        400.00       196734 *      03-31         722.55
      ---------------------------------       ----------------------------------
      196650        03-31        600.00       196735        03-30         183.33
      ---------------------------------       ----------------------------------
      196651        03-31        438.53       196736        03-30         578.13
      ---------------------------------       ----------------------------------
      196653 *      03-31         93.76       196737        03-30       1,915.86
      ---------------------------------       ----------------------------------
      196658 *      03-31      2,499.97       196738        03-30         143.37
      ---------------------------------       ----------------------------------
      196659 *      03-30        182.71       196739        03-31         158.00
      ---------------------------------       ----------------------------------
      196661 *      03-30      2,668.75       196741 *      03-31       1,071.51
      ---------------------------------       ----------------------------------
      196662        03-29        222.10       196742        03-31         281.24
      ---------------------------------       ----------------------------------
      196664 *      03-31         43.38       196743        03-31         140.62
      ---------------------------------       ----------------------------------
      196665        03-31        402.32       196744        03-31          28.55
      ---------------------------------       ----------------------------------
      196668 *      03-30         60.67       196745        03-31          28.55
      ---------------------------------       ----------------------------------
      196669        03-29         78.10       196746        03-31         700.54
      ---------------------------------       ----------------------------------
      196670        03-31        340.00       196747        03-31       2,731.90
      ---------------------------------       ----------------------------------
      196671        03-29        126.04       196751 *      03-31         562.96
      ---------------------------------       ----------------------------------
      196672        03-31        679.49       196756 *      03-31         326.00
      ---------------------------------       ----------------------------------
      196673        03-30         11.45       196757        03-29          93.75
      ---------------------------------       ----------------------------------
      196674        03-31         10.00       196758        03-30         109.79
      ---------------------------------       ----------------------------------
      196675        03-30         33.07       196759        03-30         353.76
      ---------------------------------       ----------------------------------
      196676        03-30      2,700.00       196760        03-30         323.53
      ---------------------------------       ----------------------------------
      196677        03-31         29.00       196761        03-30       2,051.95
      ---------------------------------       ----------------------------------

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 11 of 18
March 31, 2004                                                      0001-028588

      Number        Date         Amount       Number        Date          Amount
      ---------------------------------       ----------------------------------
      196762        03-31        379.77       196826        03-31       7,745.00
      ---------------------------------       ----------------------------------
      196765 *      03-30      1,444.00       196827        03-29      22,696.87
      ---------------------------------       ----------------------------------
      196766        03-30      1,144.83       196828        03-31      13,400.14
      ---------------------------------       ----------------------------------
      196772 *      03-30        694.68       196829        03-31      21,580.00
      ---------------------------------       ----------------------------------
      196773        03-30      3,793.10       196830        03-31      36,223.51
      ---------------------------------       ----------------------------------
      196774        03-31      1,156.00       196832 *      03-29      21,638.72
      ---------------------------------       ----------------------------------
      196775        03-31      4,853.10       196837 *      03-31      86,949.53
      ---------------------------------       ----------------------------------
      198780 *      03-31         17.85       196839 *      03-29       7,894.55
      ---------------------------------       ----------------------------------
      196781        03-30        228.73       196840        03-30       7,020.79
      ---------------------------------       ----------------------------------
      196782        03-29         26.04       196841        03-29      54,132.00
      ---------------------------------       ----------------------------------
      196783        03-30      2,400.01       196842        03-31      10,370.49
      ---------------------------------       ----------------------------------
      196784        03-31        549.08       196843        03-30       5,185.76
      ---------------------------------       ----------------------------------
      196790 *      03-31        183.87       196846 *      03-31      43,600.00
      ---------------------------------       ----------------------------------
      196791        03-31      3,500.00       196847        03-30      13,603.95
      ---------------------------------       ----------------------------------
      196792        03-31        712.00       196849 *      03-30       7,438.22
      ---------------------------------       ----------------------------------
      196794 *      03-31        933.98       196850        03-30      12,065.00
      ---------------------------------       ----------------------------------
      196795        03-30      2,134.71       196852 *      03-31      87,568.25
      ---------------------------------       ----------------------------------
      196802 *      03-29        642.15       196857 *      03-30     250,266.55
      ---------------------------------       ----------------------------------
      196805 *      03-31         20.00       196858        03-26       2,179.00
      ---------------------------------       ----------------------------------
      196806        03-30      1,276.05       196873 *      03-31          25.48
      ---------------------------------       ----------------------------------
      196807        03-30     10,747.47       196874        03-30       3,607.27
      ---------------------------------       ----------------------------------
      196809 *      03-30      8,902.48       196886 *      03-30      10,779.84
      ---------------------------------       ----------------------------------
      196810        03-31     16,884.33       196887        03-26       1,000.00
      ---------------------------------       ----------------------------------
      196811        03-30     73,243.98       196889 *      03-31       1,304.00
      ---------------------------------       ----------------------------------
      196812        03-31      9,420.50       196904 *      03-31         552.10
      ---------------------------------       ----------------------------------
      196814 *      03-31      6,000.00       196905        03-31         800.00
      ---------------------------------       ----------------------------------
      196816 *      03-30     12,044.40       196906        03-31       1,720.00
      ---------------------------------       ----------------------------------
      198817        03-31      6,291.50       196907        03-31       1,640.00
      ---------------------------------       ----------------------------------
      196818        03-31      5,735.66       196908        03-31       1,111.00
      ---------------------------------       ----------------------------------
      196819        03-31     17,594.17       196913 *      03-31   3,970,581.07
      ---------------------------------       ----------------------------------
      196820        03-31     32,115.89       196918 *      03-31       2,061.00
      ---------------------------------       ----------------------------------
      196823 *      03-30     31,893.53       196957 *      03-31       4,262.50
      ---------------------------------       ----------------------------------
      196825 *      03-30      9,699.00       * Skip in check sequence
      ---------------------------------

DEBITS

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Outgoing Wire Trnsfr                                                                                  375,000.00
                BOH FUNDS TRANSFER 031604 040316000285701
                DO 035946
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Outgoing Wire Trnsfr                                                                                   68,908.79
                BOH FUNDS TRANSFER 031604 040316000284701
                DO 035945
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Outgoing Wire Trnsfr                                                                                   58,153.88
                BOH FUNDS TRANSFER 031604 040316001078701
                DO 035983
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Automatic Transfer                                                                                     23,697.35
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 12 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Automatic Transfer                                                                                        199.20
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Automatic Transfer                                                                                      2,447.90
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Automatic Transfer                                                                                      6,019.69
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Outgoing Wire Trnsfr                                                                                  227,000.00
               BOH FUNDS TRANSFER 031704 040317000307701
               DO 036013
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Outgoing Wire Trnsfr                                                                                    9,538.05
               BOH FUNDS TRANSFER 031704 040317000306701
               DO 036012
      ------------------------------------------------------------------------------------------------------------------------
      03-17  ACH Debit                                                                                           2,578,396.96
               HAWAIIAN AIR PAYROLL 040317 -SETT-B HAWNAIR
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Automatic Transfer                                                                                     17,352.34
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Automatic Transfer                                                                                      1,365.00
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Automatic Transfer                                                                                  2,589,431.53
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Automatic Transfer                                                                                      4,313.18
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Automatic Transfer                                                                                      2,256.51
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Outgoing Wire Trnsfr                                                                                  134,298.29
               BOH FUNDS TRANSFER 031804 040318000289701
               DO 036078
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Outgoing Wire Trnsfr                                                                                   22,000.00
               BOH FUNDS TRANSFER 031804 040318000288701
               DO 036077
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Outgoing Wire Trnsfr                                                                                   15,500.00
               DOH FUNDS TRANSFER 031804 040318000291701
               DO 036079
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Outgoing Wire Trnsfr                                                                                    4,321.96
               BOH FUNDS TRANSFER 031804 040318000836701
               10824480
      ------------------------------------------------------------------------------------------------------------------------
      03-18  ACH Debit                                                                                              67,081.47
               BP WEST COAST PR EFT DEBIT 077440327016799
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Automatic Transfer                                                                                     13,035.23
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 13 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Automatic Transfer                                                                                        735.87
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Automatic Transfer                                                                                    873,832.37
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Automatic Transfer                                                                                      8,197.72
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Automatic Transfer                                                                                        708.11
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                  330,762.33
               BOH FUNDS TRANSFER 031904 040319000269701
               DO 036138
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                  265,654.00
               BOH FUNDS TRANSFER 031904 040319000279701
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                  250,000.00
               BOH FUNDS TRANSFER 031904 040319000274701
               DO 036143
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                  234,417.66
               BOH FUNDS TRANSFER 031904 040319000270701
               DO 036139
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                   57,000.00
               BOH FUNDS TRANSFER 031904 040319000272701
               DO 036141
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                   46,942.68
               BOH FUNDS TRANSFER 031904 040319000273701
               DO 036142
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Outgoing Wire Trnsfr                                                                                      816.00
               BOH FUNDS TRANSFER 031904 040319000271701
               DO 036140
      ------------------------------------------------------------------------------------------------------------------------
      03-19  ACH Debit                                                                                           1,413,404.66
               HAWAIIAN AIRLINE FED TAX 040319
               -SETT-BOH MAXUS
      ------------------------------------------------------------------------------------------------------------------------
      03-19  ACH Debit                                                                                             386,434.10
               BP WEST COAST PR EFT DEBIT 078440528015399
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Automatic Transfer                                                                                     78,242.35
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Automatic Transfer                                                                                      2,236.88
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Automatic Transfer                                                                                     10,270.04
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Automatic Transfer                                                                                      1,025.44
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-22  ACH Debit                                                                                             181,387.24
               BP WEST COAST PR EFT DEBIT 079440829013599






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 14 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-22  ACH Debit                                                                                              11,967.10
               EMPLOYMENT DEVEL EDD EFTPMT 031964 TXP*08817066*01100
               *040319*T*264749*T*931961*T*1196710\
      ------------------------------------------------------------------------------------------------------------------------
      03-22  Automatic Transfer                                                                                    143,135.86
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-22  Automatic Transfer                                                                                      5,846.29
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-22  Automatic Transfer                                                                                  4,047,107.33
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-22  Automatic Transfer                                                                                     22,016.61
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-22  Automatic Transfer                                                                                      3,212.51
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Debit Memo                                                                                              2,790.69
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Outgoing Wire Trnsfr                                                                                  375,000.00
               BOH FUNDS TRANSFER 032304 040323000843701
               DO 038288
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Outgoing Wire Trnsfr                                                                                   21,527.39
               BOH FUNDS TRANSFER 032304 040323000843701
               DO 036288
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Outgoing Wire Trnsfr                                                                                      510.00
               BOH FUNDS TRANSFER 032304 040323001271701
               10846387
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Outgoing Wire Trnsfr                                                                                      110.64
               BOH FUNDS TRANSFER 032304 040323001328701
               108 14352
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Automatic Transfer                                                                                    151,527.36
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Automatic Transfer                                                                                      1,121.71
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Automatic Transfer                                                                                    627,553.14
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Automatic Transfer                                                                                         31.13
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Automatic Transfer                                                                                        825.40
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Outgoing Wire Trnsfr                                                                                  525,000.00
               BOH FUNDS TRANSFER 032404 040324001020701
               DO 038331
      ------------------------------------------------------------------------------------------------------------------------
      03-24  ACH Debit                                                                                           2,463,795.13
               HAWAIIAN AIRLINE FED PMT 040324 -SETT-BOH MAXUS





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 15 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Automatic Transfer                                                                                     70,145.94
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Automatic Transfer                                                                                      3,081.70
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Automatic Transfer                                                                                    750,956.61
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Automatic Transfer                                                                                        900.00
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Automatic Transfer                                                                                      5,343.01
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Outgoing Wire Trnsfr                                                                                    7,769.00
               BOH FUNDS TRANSFER 032504 040325001061701
               DO 036390
      ------------------------------------------------------------------------------------------------------------------------
      03-25  ACH Debit                                                                                              85,693.37
               BP WEST COAST PR EFT DEBIT 084441125015099
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Automatic Transfer                                                                                     35,473.81
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Automatic Transfer                                                                                      2,940.28
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Automatic Transfer                                                                                    836,282.90
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Automatic Transfer                                                                                      1,340.00
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Automatic Transfer                                                                                      4,634.15
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Outgoing Wre Trnsfr                                                                                   825,032.79
               BOH FUNDS TRANSFER 032604 040329600778701
               00036422
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Outgoing Wire Trnsfr                                                                                  250,000.00
               BOH FUNDS TRANSFER 032604 040326000774701
               DO 063420
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Outgoing Wire Trnsfr                                                                                   93,710.58
               BOH FUNDS TRANSFER 032604 040326000776701
               DO 036421
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Outgoing Wire Trnsfr                                                                                   11,430.96
               BOH FUNDS TRANSFER 032604 040326000771701
               DO 036418
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Outgoing Wire Trnsfr                                                                                   10,133.55
               BOH FUNDS TRANSFER 032604 040326000773701
               DO 036419





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 16 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-26  ACH Debit                                                                                             102,192.74
               BP WEST COAST PR EFT DEBIT 085441228013699
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Automatic Transfer                                                                                     39,141.34
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Automatic Transfer                                                                                      1,668.14
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Automatic Transfer                                                                                  1,097,601.80
               TRANSFER TO CAT G0V SEC FUNDS
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Automatic Transfer                                                                                        880.00
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Automatic Transfer                                                                                      3,620.49
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-29  ACH Debit                                                                                             349,177.39
               BP WEST COAST PR EFT DEBIT 086441116015399
      ------------------------------------------------------------------------------------------------------------------------
      03-29  Automatic Transfer                                                                                     26,983.55
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-29  Automatic Transfer                                                                                        690.42
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-29  Automatic Transfer                                                                                  3,650,728.99
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-29  Automatic Transfer                                                                                      1,138.79
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Debit Memo                                                                                                  4.37
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Outgoing Wire Trnsfr                                                                                  114,000.00
               BOH FUNDS TRANSFER 033004 040330001374701
               DO 036573
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Outgoing Wire Trnsfr                                                                                   79,548.30
               BOH FUNDS TRANSFER 033004 040330001386701
               DO 036576
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Outgoing Wire Trnsfr                                                                                   25,016.00
               BOH FUNDS TRANSFER 033004 044330001383701
               DO 036575
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Outgoing Wire Trnsfr                                                                                    9,204.88
               BOH FUNDS TRANSFER 033004 040330001377701
               DO 036574
      ------------------------------------------------------------------------------------------------------------------------
      03-30  ACH Debit                                                                                              35,558.54
               HAWAIIAN AIRLINE TAX PMT 040330
               -SETT-BOH MAXUS
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Automatic Transfer                                                                                     16,655.72
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 17 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Automatic Transfer                                                                                        270.51
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014137
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Automatic Transfer                                                                                  3,361,903.77
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800983050
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Automatic Transfer                                                                                      1,250.00
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Automatic Transfer                                                                                      3,200.06
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463893
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Outgoing Wire Trnsfr                                                                                1,208,000.00
               BOH FUNDS TRANSFER 033104 040331000402701
               DO 036606
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Outgoing Wire Trnsfr                                                                                  445,287.30
               BOH FUNDS TRANSFER 033104 040331000408701
               DO 036608
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Outgoing Wire Trnsfr                                                                                  167,632.20
               BOH FUNDS TRANSFER 033104 040331000408701
               DO 036607
      ------------------------------------------------------------------------------------------------------------------------
      03-31  ACH Debit                                                                                               3,100.00
               BBC ACCT XFER TRANSFER
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Automatic Transfer                                                                                     15,128.76
               TRANSFER TO CONCENTRATION ACCOUNT
               0601014129
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Automatic Transfer                                                                                      2,232.58
               TRANSFER TO CONCENTRATION ACCOUNT
               0001014129
      ------------------------------------------------------------------------------------------------------------------------
      03-31  AutomatioTtansfer                                                                                     451,518.71
               TRANSFER TO CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Automatic Transfer                                                                                      1,170.00
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028677
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Automatic Transfer                                                                                      6,162.30
               TRANSFER TO CONCENTRATION ACCOUNT
               0080463693

CREDITS
      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Automatic Transfer                                                                                    168,480.39
               TRANSFER FROM CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-16  Automatic Transfer                                                                                  1,157,817.54
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-17  Automatic Transfer                                                                                  6,783,679.86
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                           Page 18 of 18
March 31, 2004                                                                                                    0001-028588

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-18  Automatic Transfer                                                                                  2,247,145.95
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-18  ACH Credit                                                                                                775.29
               HAWAIIAN AIR REVERSAL 040318 SETT-B HAWNAIR
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Automatic Transfer                                                                                    825,631.85
               TRANSFER FROM CAT GOV SEC FUND-S
               00000000800963050
      ------------------------------------------------------------------------------------------------------------------------
      03-19  Automatic Transfer                                                                                  1,920,757.20
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-22  Automatic Transfer                                                                                  5,263,662.64
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-23  Automatic Transfer                                                                                  1,351,647.37
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-24  Automatic Transfer                                                                                  5,394,753,06
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-25  Automatic Transfer                                                                                  1,610,309.82
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-26  Automatic Transfer                                                                                  2,470,713.18
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-29  Automatic Transfer                                                                                  4,702.578.92
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-30  Automatic Transfer                                                                                  5,969,449.88
               TRANSFER FROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Automatic Transfer                                                                                  4,955,760.30
               TRANSFER PROM CONCENTRATION ACCOUNT
               0001042424
      ------------------------------------------------------------------------------------------------------------------------
      03-31  Transfer Credit                                                                                       261,243,07
               TRANSFER FROM DEPOSIT ACCOUNT 6801289888



DAILY BALANCES


      Date           Amount      Date           Amount     Date           Amount
      ---------------------      ---------------------     ---------------------
      03-15    4,185,438.05      03-22    3,164,985.00     03-29    2,724,345.00
      ---------------------      ---------------------     ---------------------
      03-16    3,712,106.00      03-23    2,748,495.00     03-30    4,443,440.00
      ---------------------      ---------------------     ---------------------
      03-17    3,875,813.00      03-24    2,767,035.00     03-31    2,899,427.00
      ---------------------      ---------------------     ---------------------
      03-18    3,674,017.00      03-26    2,760,580.00
      ---------------------      ---------------------
      03-19    2,984,515.00      03-26    2,700,142.00
      ---------------------      ---------------------

(Logo) Bank of Hawaii                               Statement of Account


Last statement: February 29, 2004                   Account: 0001-042424
This statement: March 15, 2004                      Page 1 of 23
Total days in statement period: 15                  Number of Enclosures: (730)

                                                    Direct inquiries to:
                                                    888-643-3888

HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                     BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                        P.O. BOX 2900
HONOLULU HI 96820                                   HONOLULU HI 96846

-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

-------------------------------------------------------------------------------

Analyzed Business Checking

   Account number          0001-042424    Beginning balance                $0.00
   Enclosures                      730    Total additions          37,370,771.69
   Low balance                   $0.00    Total subtractions       37,370,771.69
                                                                   -------------
   Average balance               $0.00    Ending balance                    $.00


DEBITS

      Date   Description                                                                                         Subtractions
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposited Item Rtned                                                                                     500.000
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Adjustment                                                                                        831.28
      ------------------------------------------------------------------------------------------------------------------------
      03-01  ACH Debit                                                                                                  14.13
               JCBI HI BKCD M DSC 200402 0001370758
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                  5,565,288.80
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028588
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Automatic Transfer                                                                                      3,120.39
               TRANSFER TO CONCENTRATION ACCOUNT
               0034036160
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Debit                                                                                                   1.54
               JCBI HI BKCD M DSC 200403 0001290782
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Debit                                                                                                   0.71
               JCBI HI BKCD M DSC 200403 0001290790
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                  2,832,870.91
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028588
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposited Item Rtned                                                                                    2,732.24
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Debit Memo                                                                                                240.00


[Bank of Hawaii Logo]
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                              --------------
  o Ending balance reflected on this statement                  $
  o Add deposits and transfers to this account;               --------------
    not yet reflected on this statement:
  ----------------------------------------------------------
     Date       Amount       Date       Amount      Date
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       + $
  --------------------------------------------------------------------------

                                                              --------------
  o Sub-Total:                                                = $
                                                              --------------
  o Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement
  ----------------------------------------------------------
    Date/                    Date/                   Date/
   Check No.    Amount     Check No.    Amount     Check No.
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       - $
  --------------------------------------------------------------------------

                                                              --------------
  o Current Account Balance                                   = $
                                                              --------------
    (For checking accounts, this amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o  Your name and account number
    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
    o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.

-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4726
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                         [Equal Housing Lender Logo]

DDA-716 (Rev 11-2003)

(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 2 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                          Subtractions
      ------------------------------------------------------------------------------------------------------------------------
        03-03         Automatic Transfer                                                                         5,110,107.07
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001029588
      ------------------------------------------------------------------------------------------------------------------------
        03-03         Automatic Transfer                                                                               209.06
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0034036160
      ------------------------------------------------------------------------------------------------------------------------
        03-04         Deposited Item Rtned                                                                             106.00
      ------------------------------------------------------------------------------------------------------------------------
        03-04         Automatic Transfer                                                                         1,274,366.69
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588
      ------------------------------------------------------------------------------------------------------------------------
        03-05         Deposited Item Rtned                                                                             132.60
      ------------------------------------------------------------------------------------------------------------------------
        03-05         Debit Memo                                                                                       100.00
      ------------------------------------------------------------------------------------------------------------------------
        03-05         ACH Debit                                                                                         13.10
                        JCBI HI BKCD M DSC 200403 0001370758
      ------------------------------------------------------------------------------------------------------------------------
        03-05         Automatic Transfer                                                                         1,712,588.12
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588
      ------------------------------------------------------------------------------------------------------------------------
        03-05         Automatic Transfer                                                                             2,502.40
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0034036160
      ------------------------------------------------------------------------------------------------------------------------
        03-06         Automatic Transfer                                                                                 2.18
                        FROM ACCT NO. 0006-000673 FROM CD NO.
                        0000-000001
      ------------------------------------------------------------------------------------------------------------------------
        03-08         Deposited Item Rtned                                                                             420.00
      ------------------------------------------------------------------------------------------------------------------------
        03-08         Deposited Item Rtned                                                                              25.00
      ------------------------------------------------------------------------------------------------------------------------
        03-08         Automatic Transfer                                                                         5,036,884.58
                        TRANSFER TO CONCENTRATION ACCOUNT
                        001028588
      ------------------------------------------------------------------------------------------------------------------------
        03-09         Debit Memo                                                                                       320.00
      ------------------------------------------------------------------------------------------------------------------------
        03-09         Debit Memo                                                                                        30.00
      ------------------------------------------------------------------------------------------------------------------------
        03-09         ACH Debit                                                                                          0.14
                        JCBI HI BKCD M DSC 200403 0001484047
      ------------------------------------------------------------------------------------------------------------------------
        03-09         Automatic Transfer                                                                         1,854,110.67
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588
      ------------------------------------------------------------------------------------------------------------------------
        03-10         Deposited Item Rtned                                                                             226.60
      ------------------------------------------------------------------------------------------------------------------------
        03-10         ACH Debit                                                                                        789.70
                        DISCOVER BUS SVC SETTLEMENT 040309 601101601001736
      ------------------------------------------------------------------------------------------------------------------------
        03-10         ACH Debit                                                                                         31.73
                        CLARKE AMERICAN CHK ORDER 040306 Y3AB78880351100
      ------------------------------------------------------------------------------------------------------------------------
        03-10         ACH Debit                                                                                          2.68
                        JCBI HI BKCD M DSC 200403 0001 290857
      ------------------------------------------------------------------------------------------------------------------------
        03-10         Automatic Transfer                                                                         4,225,261.52
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588
      ------------------------------------------------------------------------------------------------------------------------
        03-11         Deposited Item Rtned                                                                             479.50
      ------------------------------------------------------------------------------------------------------------------------
        03-11         ACH Debit                                                                                         20.72
                        JCBI HI BKCD M DSC 200403 0001484047
      ------------------------------------------------------------------------------------------------------------------------
        03-11         Automatic Transfer                                                                         1,125,696.21
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588



(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 3 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                          Subtractions
      ------------------------------------------------------------------------------------------------------------------------
        03-12         ACH Debit                                                                                         10.78
                        JCBI HI BKCD M DSC 200403 0001484047
      ------------------------------------------------------------------------------------------------------------------------
        03-12         Automatic Transfer                                                                         1,365,344.70
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588
      ------------------------------------------------------------------------------------------------------------------------
        03-15         Deposited Item Rtned                                                                             100.00
      ------------------------------------------------------------------------------------------------------------------------
        03-15         Deposit Adjustment                                                                                15.00
      ------------------------------------------------------------------------------------------------------------------------
        03-15         ACH Debit                                                                                         31.94
                        JCBI HI BKCD M DSC 200403 0001370758
      ------------------------------------------------------------------------------------------------------------------------
        03-15         Automatic Transfer                                                                         7,255,242.90
                        TRANSFER TO CONCENTRATION ACCOUNT
                        0001028588

CREDITS

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Wire Transfer Credit                                                                       2,037,174.25
                        BOH FUNDS TRANSFER 030104 040301000746702
      ------------------------------------------------------------------------------------------------------------------------
        03-01         ACH Credit                                                                                 1,686,108.56
                        AMERICAN EXPRESS SETTLEMENT 040301 7992400143
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000336                        933,655.36
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000335                        250,002.53
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000335                        152,068.08
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Credit Memo                                                                                   79,875.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Wire Transfer Credit                                                                          79,187.31
                        BOH FUNDS TRANSFER 030104 040301000510702
                        SWF OF 04/03/01
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Wire Transfer Credit                                                                          73,232.36
                        BOH FUNDS TRANSFER 030104 040301000298702
                        IP11289040474504
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Wire Transfer Credit                                                                          52,481.26
                        BOH FUNDS TRANSFER 030104 040301000751702
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000681                         45,751.12
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Wire Transfer Credit                                                                          27,286.06
                        BOH FUNDS TRANSFER 030104 040301000985702
                        CA040301025755
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Wire Transfer Credit                                                                          12,272.55
                        BOH FUNDS TRANSFER 030104 040301000155702
                        000000000
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000681                         10,472.10
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000681                          6,395.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000681                          5,623.80
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          5,238.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          4,836.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          4,494.36
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000010424                          4,430.40
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          4,035.79
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          3,987.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          3,727.54
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          3,449.75
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000441                          3,080.40





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 4 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000631                          2,920.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000681                          2,724.80
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000679                          2,601.40
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000441                          2,510.80
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          2,370.48
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          2,352.46
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          2,014.22
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          2,013.88
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,853.50
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000432                          1,806.90
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,797.62
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000652                          1,783.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,756.92
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,733.10
      ------------------------------------------------------------------------------------------------------------------------
        03-01         ACH Credit                                                                                     1,730.40
                        HILO PASSENGER 4 TELECHECK 040301 05781604
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000441                          1,690.20
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000441                          1,628.60
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000441                          1,612.84
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000679                          1,475.36
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,371.76
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000432                          1,360.31
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,214.86
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000432                          1,182.20
      ------------------------------------------------------------------------------------------------------------------------
        03-01         ACH Credit                                                                                     1,130.52
                        USPS ST. LOUIS CONTRACTS 040301
                        000000088EA0000
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                          1,127.79
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000335                          1,094.45
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000335                          1,084.17
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                            997.70
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                            951.78
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000432                            872.98
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000451                            851.50
      ------------------------------------------------------------------------------------------------------------------------
        03-01         ACH Credit                                                                                       848.52
                        KAHULUI PAX NO 4 TELECHECK 040301 05771405
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000441                            846.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000432                            844.50
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000422                            780.87
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000451                            768.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                            765.20
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000451                            759.21
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                            673.14
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Customer Deposit                                          00000000445                            639.00
      ------------------------------------------------------------------------------------------------------------------------
        03-01         ACH Credit                                                                                       631.73
                        KONA KEAHOLE STA TELECHECK 040301 05781606
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000451                            630.87
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000424                            628.81
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000335                            611.49
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000451                            610.40
      ------------------------------------------------------------------------------------------------------------------------
        03-01         Deposit Non Teller                                        00000000679                            580.10






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 5 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-01  ACM Credit                                                                                                495.77
               JCBI HI BKCD DEPST 200402 0001370758
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000441                            488.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  ACH Credit                                                                                                397.40
               ALA MOANA TICKET TELECHECK 040301 05712517
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000442                            397.22
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000441                            396.40
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000441                            375.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            355.40
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            355.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000461                            353.18
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000452                            318.36
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            310.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            300.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000679                            292.40
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000442                            282.77
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            280.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000451                            263.20
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000432                            250.15
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            250.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            239.60
      ------------------------------------------------------------------------------------------------------------------------
      03-01  ACH Credit                                                                                                229.20
               KAUAI PASSENGER TELECHECK 040301 05764731
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000451                            211.48
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            195.60
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000422                            193.22
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            190.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000336                            185.71
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            172.50
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                            170.10
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Customer Deposit                                                   00000000444                            120.03
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000452                            110.64
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000451                            106.10
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000452                             81.77
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                             61.20
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Customer Deposit                                                   00000000444                             45.02
      ------------------------------------------------------------------------------------------------------------------------
      03-01  ACH Credit                                                                                                 45.01
               MOLOKAI STATION TELECHECK 040301 05771408
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                             25.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                             25.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                             25.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000681                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000461                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                             12.75
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Customer Deposit                                                   00000000444                              2.50
      ------------------------------------------------------------------------------------------------------------------------
      03-01  Deposit Non Teller                                                 00000000424                              2.50
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Automatic Transfer                                                                                     25,520.50
               TRANSFER FROM CONCENTRATION ACCOUNT
               0034036160






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 6 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Wire Transfer Credit                                                                                1,779,507.00
               BOH FUNDS TRANSFER 030204 040302000647702
               MAIL OF 04/03/02
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Wire Transfer Credit                                                                                  727,252.79
               BOH FUNDS TRANSFER 030204 040302000599702
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                             90,833.57
               DISCOVER BUS SVC SETTLEMENT 040228 501101601001735
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000335                         88,186.80
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000335                         40,060.59
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000432                         13,363.30
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000441                          9,300.68
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000681                          8,368.20
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                          4,715.05
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                          4,171.85
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000422                          3,663.70
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000679                          3,482.43
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000655                          3,125.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                          2,429.02
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                              1,599.00
               KAUAI PASSENGER TELECHECK 040302 06754731
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                          1,477.16
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                          1,420.40
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                          1,326.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                              1,151.56
               HILO PASSENGER 4 TELECHECK 040302 05781604
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000451                          1,121.96
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                          1,110.90
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000432                          1,094.50
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000441                          1,079.16
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                            992.88
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000422                            981.61
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000681                            959.85
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000655                            900.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                            849.98
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000452                            801.79
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                            780.80
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000442                            751.14
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            706.96
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            669.04
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000335                            649.31
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                627.90
               KONA KEAHOLE STA TELECHECK 040302 05781606
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000451                            616.90
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000441                            595.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000679                            588.84
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000452                            507.55
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                            336.20
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000679                            316.40
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            310.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            284.72






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 7 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                267.60
               KAUAI PASSENGER TELECHECK 040302 05764731
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                            262.91
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000432                            253.70
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            241.20
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000432                            240.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            239.20
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                236.40
               KONA KEAHOLE STA TELECHECK 040302 05781808
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                229.16
               ALA MOANA TICKET TELECHECK 040302 05712517
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Customer Deposit                                                   00000000445                            225.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            225.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000461                            220.10
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                215.20
               KAHULUI PAX NO 4 TELECHECK 040302 05771405
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000335                            199.80
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            195.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000422                            169.17
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            150.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                            100.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                 88.00
               HILO PASSENGER 4 TELECHECK 040302 05781604
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Customer Deposit                                                   00000000445                             60.97
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             60.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                 54.00
               JCBI HI BKCD DEPST 200403 0001290782
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             50.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Customer Deposit                                                   00000000445                             45.01
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Customer Deposit                                                   00000000445                             43.62
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             40.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             30.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             30.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             30.00
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                 25.00
               JCBI HI BKCD DEPST 200403 0001290790
      ------------------------------------------------------------------------------------------------------------------------
      03-02  ACH Credit                                                                                                 20.00
               HILO PASSENGER 4 TELECHECK 040302 05761604
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000422                             15.78
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             12.75
      ------------------------------------------------------------------------------------------------------------------------
      03-02  Deposit Non Teller                                                 00000000424                             10.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Wire Transfer Credit                                                                                2,164,707.14
               BOH FUNDS TRANSFER 030304 040303000303702
               ARC 173
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00005000335                      1,500,000.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Wire Transfer Credit                                                                                  785,970.13
               BOH FUNDS TRANSFER 030304 040303000545702
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Wire Transfer Credit                                                                                  452,485.18
               BOH FUNDS TRANSFER 030304 040303000054702
               000002264





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 8 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-03  ACH Credit                                                                                             99,056.98
               DISCOVER BUS SVC SETTLEMENT 040302 601101601001736
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000335                         47,337.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                         69,160.10
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Wire Transfer Credit                                                                                    6,077.15
             BOH FUNDS TRANSFER 030304 040303000087702
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000681                          4,470.20
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                          4.435.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000441                          3,991.41
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000655                          2,860.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000441                          2,829.43
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000432                          2,584.50
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                          2,381,14
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000665                          2,263.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000681                          2,172.40
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                          2,120.82
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                          1,806.60
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000451                          1,723.17
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000335                          1,640.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000681                          1,352.08
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                          1,289.74
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                          1,283.68
      ------------------------------------------------------------------------------------------------------------------------
      03-03  ACH Credit                                                                                              1,202.78
               KAHULUI PAX NO 4 TELECHECK 040303 05771405
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            963.52
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000451                            948.81
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000422                            929.91
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            756.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000442                            676.06
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000441                            646.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            630.54
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            491.58
      ------------------------------------------------------------------------------------------------------------------------
      03-03  ACH Credit                                                                                                400.08
               KONA KEAHOLE STA TELECHECK 040303 005781506
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000679                            384.84
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000422                            338.50
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            300.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000441                            290.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  ACH Credit                                                                                                286.92
               ALA MOANA TICKET TELECHECK 040303 05712517
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            250.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            240.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000432                            230.35
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000432                            220.84
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            195.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                            152.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  ACH Credit                                                                                                150.00
               HILO PASSENGER 4 TELECHECK 040303 05781604
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000452                            138.98
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000881                            136.92
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000679                            126.04





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                             Page 9 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-03  ACH Credit                                                                                                100.60
               HILO SALES 636 TELECHECK 040303 05781608
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             72.50
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             60.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000461                             50.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             40.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             30.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             25.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-03  Deposit Non Teller                                                 00000000424                             12.75
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Automatic Transfer                                                                                     68,532.27
               TRANSFER FROM CONCENTRATION ACCOUNT
               0034036160
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Wire Transfer Credit                                                                                  921,940.08
               BOH FUNDS TRANSFER 030404 040304000458702
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000335                        183,009.17
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000631                         21,600.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Credit                                                                                             20,053.29
               DISCOVER BUS SVC SETTLEMENT 040303 601101601001736
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000681                         12,002.37
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                          5,030.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                          3,729.43
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                          3,479.64
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000441                          3,392.47
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000441                          2,578.70
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00040000461                          1,984.40
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                          1.963.58
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000451                          1,775.16
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                                                      1,695.95
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000679                          1,691.66
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000442                          1,391.31
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000461                          1,356.70
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000679                          1,187.50
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000432                          1,137.83
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                          1,109.88
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000422                          1,049.96
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000461                            972.28
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            955.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000481                            880.01
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000461                            845.38
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000432                            704.31
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            703.70
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000441                            610.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            593.14
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            567.96
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            531.60
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000441                            470.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            462.88
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000451                            439.40
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000336                            345.18
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000474                            337.80






(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 10 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            325.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000432                            285.03
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Credit                                                                                                278.88
               KAUAI PASSENGER TELECHECK 040304 05764731
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            250.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                            205.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Credit                                                                                                203.20
               KAHULUI PAX NO 4 TELECHECK 040304 05771405
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000422                            200.05
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000336                            178.77
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000452                            159.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Credit                                                                                                153.20
               ALA MOANA TICKET TELECHECK 040304 05712517
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Credit                                                                                                153.20
               HILO SALES 636 TELECHECK 040304 05781608
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Customer Deposit                                                   00000000444                            135.06
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Customer Deposit                                                   00000000444                            109.11
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000336                            100.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000432                            100.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000462                             88.58
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000462                             65.84
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                             64.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                             60.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  ACH Credit                                                                                                 50.00
               HILO PASSENGER 4 TELECHECK 040304 05781604
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                             45.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                             40.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                             30.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Customer Deposit                                                   00000000444                             16.28
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000338                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000336                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000336                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000336                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-04  Deposit Non Teller                                                 00000000424                              2.50
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Wire Transfer Credit                                                                                  941,356.14
               BOH FUNDS TRANSFER 030504 040305000366702
      ------------------------------------------------------------------------------------------------------------------------
      03-06  Deposit Non Teller                                                 00000000335                        479,238.48
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000335                         44,830.07
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Wire Transfer Credit                                                                                   42,642.00
               BOH FUNDS TRANSFER 030504 040305000081702
               029-OTT-411853
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                             35.675.05
               DISCOVER BUS SVC SETTLEMENT 040304 601101801001736
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                             26,493.53
               USPS ST. LOUIS CONTRACTS 040305
               99004288DEAOOOO
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Wire Transfer Credit                                                                                   22,138.90
               BOH FUNDS TRANSFER 030504 040305000021702
               RGT608474063
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000681                         20,377.90
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000681                          9,898.76





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 11 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Desposit                                                  00000400636                          9,742.97
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                              7,880.82
               USPS ST. LOUIS CONTRACTS 040305
               990042880EA0000
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000681                          7,421.60
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          6,491.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000679                          4,462.77
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000636                          4,067.31
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          3,986.56
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000636                          3,842.48
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          3,429.66
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000441                          2,876.77
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000451                          2,503.50
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000432                          2,466.32
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000679                          2,171.50
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          1,915.46
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          1,888.20
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                              1,847.50
               HAWAIIAN VAC SEC FEES 030404
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000655                          1,800.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000681                          1,579.52
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000631                          1,564.87
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000441                          1,495.94
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          1,380.42
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          1,361.36
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000652                          1,338.50
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000636                          1,326.78
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000432                          1,291.58
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                          1,081.64
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000679                            984.50
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                920.34
               HILO PASSENGER 4 TELECHECK 040305 05781604
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000636                            784.48
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                            723.06
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                659.00
               ALA MOANA TICKET TELECHECK 040305 05712517
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000441                            571.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                556.60
               KAUAI PASSENGER TELECHECK 040305 05764731
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                480.82
               KAHULUI PAX NO 4 TELECHECK 040305 05771405
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                467.00
               EOUIVA PAYMENTS 040305 02232000162653
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000432                            464.96
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                459.69
               JCBI HI BKCD DEPST 200403 0001370758
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000441                            440.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000442                            429.80
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000636                            405.02
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000636                            403.21
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                            391.00





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 12 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000422                            360.91
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                            350.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACM Credit                                                                                                215.66
               HILO SALES 636 TELECHECK 040305 05781608
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000451                            200.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000335                            174.73
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000335                            160.00
      ------------------------------------------------------------------------------------------------------------------------
      03-06  Deposit Non Teller                                                 00000000424                            153.20
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000681                            152.08
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                            143.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000444                             91.04
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Customer Deposit                                                   00000000444                             73.07
      ------------------------------------------------------------------------------------------------------------------------
      03-05  ACH Credit                                                                                                 56.79
               KONA KEAHOLE STA TELECHECK 040305 05781505
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                             50.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                             45.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                             29.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                             25.50
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000335                             20.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-05  Deposit Non Teller                                                 00000000424                             15.00
      ------------------------------------------------------------------------------------------------------------------------
      03-06  Interest Transfer                                                                                           2.18
               FROM ACCT NO. 0006-000673 FROM CD N0.
               0000-000001
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Automatic Transfer                                                                                    134,576.18
               TRANSFER FROM CONCENTRATION ACCOUNT
               0034036160
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Wire Transfer Credit                                                                                2,173,507.87
               BOH FUNDS TRANSFER 030804 040308000483702
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Credit                                                                                          1,814,246.30
               AMERICAN EXPRESS SETTLEMENT 040308 7992400143
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000335                        284,249.17
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000335                        245,699.72
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Wire Transfer Credit                                                                                  104,642.43
               BOH FUNDS TRANSFER 030804 040308000502702
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000681                         64,451.30
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposlt Non Teller                                                 00000000681                         52,125.70
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Credit                                                                                             38,613.41
               DISCOVER BUS SVC SETTLEMENT 040305 601101601001736
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          7,171.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          5,901.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          5,735.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          5,230.75
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Yeller                                                 00000000432                          4,951.16
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          4,907.38
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000678                          4,493.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000679                          3,869.26
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          3,636.49
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          3,603.80
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Customer Deposit                                                   00000000441                          3,357.20
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000432                          2,872.29





(Logo) Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                            Page 13 of 23
March 15, 2004                                                                                                     0001-042424

      Date   Description                                                                                            Additions
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000679                          2,655.81
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          2,413.20
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000432                          2,325.38
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000679                          2,130.88
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          2,117.98
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          2,095.72
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                          2,087.20
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                          1,967.90
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,917.46
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000655                          1,900.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                          1,757.49
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,734.32
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000461                          1,672.54
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                          1,669.60
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,581.70
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000422                          1,557.33
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,476.90
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Customer Deposit                                                   00000000441                          1,428.86
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000681                          1,414.30
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,378.16
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000461                          1,333.40
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000451                          1,310.32
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,256.60
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Credit                                                                                              1,175.99
               ALA MOANA TICKET TELECHECK 040308 05712517
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Customer Deposit                                                   00000000442                          1,112.85
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000432                          1,092.04
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000451                          1,082 60
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                          1,014.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00600000461                          1,008.43
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000432                            986.60
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Credit                                                                                                903.60
               HILO SALES 536 TELECHECK 040308 05781808
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            902.24
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            901.80
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                            855.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            838.56
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000432                            820.72
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                            800.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Customer Deposit                                                   00000000441                            690.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            682.60
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            681.14
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            540.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000441                            495.00
      ------------------------------------------------------------------------------------------------------------------------
      03-08  ACH Credit                                                                                                490.02
               KAHULUI PAX NO 4 TELECHECK 040308 05771405
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            484.40
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            458.57
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            454.40
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000060335                            436.50
      ------------------------------------------------------------------------------------------------------------------------
      03-08  Deposit Non Teller                                                 00000000424                            430.00




[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 14 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             399.62
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             396.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             373.90
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000451                             360.71
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             350.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000431                             350.00
----------------------------------------------------------------------------------------------------------------------
03-08           ACH Credit                                                                                     349.32
                KONA KEANOLE STA TELECHECK 040308 05781608
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000451                             337.50
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000441                             335.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             329.60
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             325.00
----------------------------------------------------------------------------------------------------------------------
03-08           Customer Deposit                                       00000000445                             310.13
----------------------------------------------------------------------------------------------------------------------
03-08           Customer Deposit                                       00000000441                             310.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             285.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000451                             277.60
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000681                             275.64
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000422                             264.56
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000452                             261.92
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             250.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             235.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000432                             231.30
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             227.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000452                             222.65
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000452                             203.30
----------------------------------------------------------------------------------------------------------------------
03-08           ACH Credit                                                                                     175.00
                HILO PASSENGER 4 TELECHECK 040308 05781604
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000679                             172.20
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000442                             164.58
----------------------------------------------------------------------------------------------------------------------
03-08           Customer Deposit                                       00000000445                             153.10
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             140.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             125.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                             125.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00400000461                             105.00
----------------------------------------------------------------------------------------------------------------------
03-08           Customer Deposit                                       00000000444                              90.02
----------------------------------------------------------------------------------------------------------------------
03-08           ACH Credit                                                                                      76.60
                KAUAI PASSENGER TELECHECK D40308 05784731
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                              75.00
----------------------------------------------------------------------------------------------------------------------
03-08           Customer Deposit                                       00000000445                              67.53
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                              54.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-08           Customer Deposit                                       00000000444                              45.02
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                              30.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                              30.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                              15.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000679                               10.1
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                               5.00
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                               0.14
----------------------------------------------------------------------------------------------------------------------
03-08           Deposit Non Teller                                     00000000424                               0.02
----------------------------------------------------------------------------------------------------------------------
03-09           Wire Transfer Credit                                                                       744,418.43
                BOH FUNDS TRANSFER 030904 040309000382702







[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 15 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                         661,206.43
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000335                         270,041.84
----------------------------------------------------------------------------------------------------------------------
03-09           Wire Transfer Credit                                                                        57,205.80
                BOH FUNDS TRANSFER 030904 040309000262702
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                  25,157.45
                DISCOVER BUS SVC SETTLEMENT 040306 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000335                          18,048.68
----------------------------------------------------------------------------------------------------------------------
03.09           Customer Deposit                                       00000000638                          11,168.47
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                           5,579.43
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                           4,405.87
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                           4,335.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000422                           3,920.42
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000679                           3.390.16
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000432                           3,153.28
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000655                           2,700.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000451                           2,442.90
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                   2,100.86
                ALA MOANA TICKET TELECHECK 040308 05712517
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                           2,095.60
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000461                           2,039.32
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000441                           1,995.97
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                   1,990.58
                ALA MOANA TICKET TELECHECK 040302 05712617
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                    000009100336                           1,542.42
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                           1,434.01
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000679                           1,272.74
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                    000000000461                           1,253.27
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                    000000000432                           1,251.77
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                   1,157.26
                HILO SALES 636 TELECHECK 040309 05781808
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000461                           1,128.60
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                   1,075.60
                KONA KEAHOLE STA TELECHECK 040309 05781606
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                             968.71
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                             953.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000461                             903.22
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000451                             854.60
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             823.50
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             811.56
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000461                             775.30
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000422                             769.91
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                     742.00
                KONA KEAHOLE STA TELECHECK 040309 05781608
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000441                             730.88
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000452                             616.38
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000441                             470.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             436.28
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                     429.10
                XAHULUI PAX NO 4 TELECHECK 040309 05771405
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             395.60
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000432                             394.21







[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 16 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                             375.00
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                     360.40
                HILO PASSENGER 4 TELECHECK 040309 06781604
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             323.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             320.80
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             314.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     0000000424                              305.20
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             290.00
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                     283.20
                HILO PASSENGER 4 TELECHECK 040308 05781604
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000681                             273.33
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000442                             264.37
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000422                             258.54
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000444                             250.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000422                             214.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000441                             205.00
----------------------------------------------------------------------------------------------------------------------
03-09           Customer Deposit                                       00000000445                             202.90
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                             188.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000335                             186.90
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000461                             180.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000462                             153.02
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             150.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000681                             126.04
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                             103.60
----------------------------------------------------------------------------------------------------------------------
03-09           Customer Deposit                                       00000000636                             101.04
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000462                              87.28
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000679                              76.04
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                              70.01
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                      50.00
                KAUAI PASSENGER TELECHECK 040309 05764731
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                              30.00
----------------------------------------------------------------------------------------------------------------------
03-09           ACM Credit                                                                                      25.00
                KONA KEAHOLE STA TELECHECK 040309 05781606
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                      25.00
                HILO PASSENGER 4 TELECHECK 040309 05781604
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-09           Deposit Non Teller                                     00000000424                              12.75
----------------------------------------------------------------------------------------------------------------------
03-09           ACH Credit                                                                                       5.00
                JCBI HI BKCD CZPST 200403 0001484047
----------------------------------------------------------------------------------------------------------------------
03-10           Automatic Transfer                                                                         170,023.39
                TRANSFER FROM CONCENTRATION ACCOUNT
                4084036160
----------------------------------------------------------------------------------------------------------------------
03-10           Wire Transfer Credit                                                                     2,425,101.61
                BOH RINDS TRANSFER 031004 040310000310702
                ARC 173
----------------------------------------------------------------------------------------------------------------------
03-10           Wire Transfer Credit                                                                       849,680.46
                BOH FUNDS TRANSFER 031004 040310000461702
----------------------------------------------------------------------------------------------------------------------
03-10           Wire Transfer Credit                                                                       517,024.39
                BOH FUNDS TRANSFER 031004 040310000043702
                000002288







[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 17 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000335                         176,111.47
----------------------------------------------------------------------------------------------------------------------
03-10           ACH Credit                                                                                  35,097.10
                DISCOVER BUS SVC SETTLEMENT 040309 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000679                           6,622.91
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                                                           6,338.02
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000335                           4,636.59
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                           4,485.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                           4,228.67
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000432                           3,679.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000451                           3,141.76
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000441                           2,826.58
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                           1,608.96
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000442                           1,539.07
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000441                           1,481.08
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000679                           1,176.05
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                           1,128.58
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                           1,098.65
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             954.92
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             925.16
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000681                             901.20
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000451                             756.80
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000432                             734.20
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             730.40
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000681                             686.60
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000679                             559.60
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000422                             433.33
----------------------------------------------------------------------------------------------------------------------
03-10           ACH Credit                                                                                     404.80
                ALA MOANA TICKET TELECHECK 040310 05712517
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             280.00
----------------------------------------------------------------------------------------------------------------------
03-14           Deposit Non Teller                                     00000000441                             260.00
----------------------------------------------------------------------------------------------------------------------
03-10           ACH Credit                                                                                     229.80
                KAUAI PASSENGER TELECHECK 040310 05764731
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             223.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             202.54
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                             202.50
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000441                             140.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000432                             125.78
----------------------------------------------------------------------------------------------------------------------
03-10           Customer Deposit                                       00000000445                             112.60
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000422                             105.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000452                              94.51
----------------------------------------------------------------------------------------------------------------------
03-10           ACH Credit                                                                                      94.00
                JCBI BKCD DEPST 200403 0001290857
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                              52.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                              12.75
----------------------------------------------------------------------------------------------------------------------
03-10           Customer Deposit                                       00000000445                               7.50
----------------------------------------------------------------------------------------------------------------------
03-10           Deposit Non Teller                                     00000000424                               5.00
----------------------------------------------------------------------------------------------------------------------
03-11           Automatic Transfer                                                                          11,857.06
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160








[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 18 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-11           Wire Transfer Credit                                                                       930.052.74
                BOH FUNDS TRANSFER 031104 040311000315702
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000335                          81,819.93
----------------------------------------------------------------------------------------------------------------------
03-11           ACM Credit                                                                                  24,902.32
                DISCOVER BUS SVC SETTLEMENT 040310 601101801001736
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000335                          17,110.60
----------------------------------------------------------------------------------------------------------------------
01-11           Deposit Non Teller                                     00000000679                           4,978.76
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000681                           4,718.98
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                           4,578.05
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000441                           4,263.08
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                           3,770.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                           2,551.96
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000461                           2,190.14
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000636                           2,142.62
----------------------------------------------------------------------------------------------------------------------
03-11           ACH Credit                                                                                   2,048.27
                KAUAI PASSENGER TELECHECK 040311 05764731
----------------------------------------------------------------------------------------------------------------------
03-11           ATM Deposit                                            00000000461                           2,042.61
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                           1,851.26
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                           1,879.64
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000655                           1,650.00
----------------------------------------------------------------------------------------------------------------------
03-11           ATM Deposit                                            00000000461                           1,561.61
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000451                           1,434.72
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000005852                           1,294.75
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000441                           1,176.22
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                           1,097.52
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000679                           1,085.20
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000652                           1,073.68
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000432                             929.50
----------------------------------------------------------------------------------------------------------------------
03-11           ATM Deposit                                            00000000461                             927.80
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000442                             899.14
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000636                             857.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             792.80
----------------------------------------------------------------------------------------------------------------------
03-11           ACH Credit                                                                                     727.16
                JCBI HI BKCD DEPST 200403 0001484047
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             619.38
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000655                             600.00
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000441                             565.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000061                             518.23
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000422                             419.73
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000681                             410.32
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             410.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             344.16
----------------------------------------------------------------------------------------------------------------------
03-11           ACH Credit                                                                                     335.40
                HILO SALES 636 TELECHECK 040311 05781608
----------------------------------------------------------------------------------------------------------------------
03-11           ACH Credit                                                                                     328.18
                ALA MOANA TICKET TELECHECK 040311 05712517
----------------------------------------------------------------------------------------------------------------------
03-11           ATM Deposit                                            00000000461                             325.82
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             320.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000422                             288.93
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000432                             285.70
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000434                             285.00






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 19 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000679                             225.20
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             223.20
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000441                             200.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             195.62
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             180.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             180.00
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000451                             160.52
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000462                             123.43
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000432                             120.88
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                             107.00
----------------------------------------------------------------------------------------------------------------------
03-11           ATM Deposit                                            00000000462                              99.77
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000452                              72.83
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000461                              70.00
----------------------------------------------------------------------------------------------------------------------
03-11           ATM Deposit                                            00000000462                              63.44
----------------------------------------------------------------------------------------------------------------------
03-11           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-11           Customer Deposit                                       00000000444                              17.37
----------------------------------------------------------------------------------------------------------------------
03-11           ACH Credit                                                                                      13.20
                HILO PASSENGER 4 TELECHECK 040311 05781604
----------------------------------------------------------------------------------------------------------------------
03-12           Automatic Transfer                                                                          71,741.78
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-12           Wire Transfer Credit                                                                       916,128.92
                BOH FUNDS TRANSFER 031204 040312000429702
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000335                         173,367.46
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                  66,342.20
                DISCOVER BUS SVC SETTLEMENT 040311 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                  43,836.15
                DISCOVER BUS SVC SETTLEMENT 040311 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-12           Wire Transfer Credit                                                                        40,000.00
                BOH FUNDS TRANSFER 031204 040312000482702
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                   5,830.11
                USPS ST. LOUIS CONTRACTS 040312
                890042880EA0000
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                           4,575.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                           3,989.52
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                           3,364.90
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                   3,312.53
                VERIZON HAWAII I EDI PAYMTS
                HAW04069
----------------------------------------------------------------------------------------------------------------------
03-12           Customer Deposit                                       00000000636                           3,079.88
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     0000000067                            2,896.41
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000441                           2,193.56
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000432                           1,960.80
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000432                           1,818.58
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000461                           1,370.02
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                   1,212.85
                ALA MOANA TICKET TELECHECK 040312 05712517
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000679                           1,186.22
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000681                           1,084.43
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                           1,066.45
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             988.38






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 20 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-12           Customer Deposit                                       00000000636                             957.93
----------------------------------------------------------------------------------------------------------------------
03-12           Wire Transfer Credit                                                                           848.60
                BOH FUNDS TRANSFER 031204 040312000301702
                ARC 173
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             829.60
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000461                             778.11
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             746.36
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000879                             730.14
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000422                             554.19
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000461                             551.40
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000442                             544.10
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000422                             542.10
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000441                             525.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             500.70
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             470.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000336                             424.91
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000681                             391.66
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                     382.59
                KONA KEAHOLE STA TELECHECK 040312 05781608
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                     378.40
                JCBI HI BKCD DEPST 200403 0001484047
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000335                             308.54
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000451                             307.20
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             291.50
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             265.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             260.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             253.80
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000441                             245.00
----------------------------------------------------------------------------------------------------------------------
03-12           ACM Credit                                                                                     244.13
                USPS ST. LOUIS CONTRACTS 040312
                990042880EA0000
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000441                             229.10
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                     213.20
                HILO PASSENGER 4 TELECHECK 040312 05781604
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             202.11
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000432                             192.48
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000451                             187.60
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000452                             165.64
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000462                             130.26
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                             102.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                              54.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-12           ACH Credit                                                                                      34.98
                KAUAI PASSENGER TELECHECK 040312 05764731
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000336                              30.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000336                              30.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                              27.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-12           Deposit Non Teller                                     00000000424                              15.00







[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 21 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-15           Automatic Transfer                                     00000000636                          40,862.17
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-15           Wire Transfer Credit                                                                     2,152,642.65
                BOH FUNDS TRANSFER 031504 040315000418702
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                               2,048,520.55
                AMERICAN EXPRESS SETTLEMENT 040315 7992400143
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                    00000000336                        1,014,876.18
----------------------------------------------------------------------------------------------------------------------
03-15           Wire Transfer Credit
                BOH FUNDS TRANSFER 031504 040315001041702                                                  819,660.00
                MAIL OF 04/03/15
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000335                         405,951.42
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00001000335                         215,198.54
----------------------------------------------------------------------------------------------------------------------
03-15           Wire Transfer Credit                                                                       140,452,39
                BOH FUNDS TRANSFER 031504 040315000048702
----------------------------------------------------------------------------------------------------------------------
03-15           Wire Transfer Credit                                                                        98,859.96
                BOH FUNDS TRANSFER 031504 040315000704702
                Wire Transfer Credit
----------------------------------------------------------------------------------------------------------------------
03-15           Wire Transfer Credit                                                                        82,278.38
                BOH FUNDS TRANSFER 031504 040315001022702
                01040315004574RN
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000335                          72,638.50
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                                  42,239.98
                DISCOVER BUS SVC SETTLEMENT 040312 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000681                          13,473.80
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000335                          12,265.96
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           7,575.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           6,094.81
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           5,535.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           5,409.75
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000681                           4,082.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           3,313.06
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                           3,052.23
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                           2,978.36
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000452                           2,765.58
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                           2,764.25
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           2,662.99
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           2,571.32
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                                   1,683.74
                ALA MOANA TICKET TELECHECK 040315 05712517
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000431                           1,683.20
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000431                           1,623.40
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000431                           1,555.74
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,553.68
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                           1,538.03
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,293.28
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,218.12
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000679                           1,209.96
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Deposit                                                                                  1,120.74
                JCBI HI BKCD DEPST 200403 001370758
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,101.20
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1.097.93







[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 22 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,088,50
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000879                          1,0699.91
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,063,22
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,031.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000451                           1,022.30
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           1,013.53
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000431                           1,009.60
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000431                             916.33
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             878.02
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000004324                             825.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000431                             729.01
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                             722.74
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             707.55
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000451                             688.60
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             650.80
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                             650.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             628.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             594.10
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000451                             572.19
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             545.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             542.89
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000452                             525.75
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000422                             517.88
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                                     500.00
                KAUAI PASSENGER TELECHECK 040315 05764731
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             496.80
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000451                             492.91
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000431                             441.72
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             436.32
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                             435.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000400679                             431.80
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000679                             421.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000451                             420.20
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             415.30
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                                     402.40
                HILO SALES 636 TELECHFCK 040315 05781608
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                    000000000424                             399.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                    000000000441                             395.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                             390.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             375.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             372.72
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             354.22
----------------------------------------------------------------------------------------------------------------------
03-13           Deposit Non Teller                                     00000000679                             349.99
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000681                             335.28
----------------------------------------------------------------------------------------------------------------------
03-15           Customer Deposit                                       00000000444                             335.21
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             332.50
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000681                             328.18
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                                     300.00
                HILO PASSENGER 4 TELCHECK 040315 05781604
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             270.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             261.20







[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 23 of 23
March 15, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             250.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             232.50
----------------------------------------------------------------------------------------------------------------------
03-15           Customer Deposit                                       00000000444                             224.09
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             175.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000442                             163.80
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             136.64
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000335                             129.60
----------------------------------------------------------------------------------------------------------------------
03-15           Customer Deposit                                       00000000444                             125.75
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             122.46
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000422                             111.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Adjustment                                     00000000424                             105.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                             105.00
----------------------------------------------------------------------------------------------------------------------
03-15           Customer Deposit                                       00000040444                              86.60
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                              80.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000681                              69.62
----------------------------------------------------------------------------------------------------------------------
03-15           ACH Credit                                                                                      50.00
                KONA KEAHOLE STA TELECHECK 040315 05781606
----------------------------------------------------------------------------------------------------------------------
03-16           Customer Deposit                                       00000000444                              38.02
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000432                              30.89
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                              30.75
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                              30.60
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000679                              12.50
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000461                              10.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                               2.50





DAILY BALANCES

Date                         Amount            Date                        Amount            Date              Amount
------------------------------------           -----------------------------------           -------------------------
------------------------------------           -----------------------------------           -------------------------
02-29                          0.00            03-05                         0.00            03-11               0.00
------------------------------------           -----------------------------------           -------------------------
03-01                          0.00            03-06                         0.00            03-12               0.00
------------------------------------           -----------------------------------           -------------------------
03-02                          0.00            03-08                         0.00            03-15               0.00
------------------------------------           -----------------------------------           -------------------------
03-03                          0.00            03-09                         0.00
------------------------------------           -----------------------------------
03-04                          0.00            03-10                         0.00
------------------------------------           -----------------------------------


[LOGO] Bank of Hawaii                              Statement of Account
Last statement: March 15, 2004                     Account: 0001-042424
This statement: March 31, 2004                     Page 1 of 24
Total days in statement period: 16                 Number of Enclosures: (745)

                                                   Direct inquiries to:
                                                   888-643-3888
HAWAIIAN AIRLINES INC
COLLECTION ACCOUNT                                 BANK OF HAWAII
PO BOX 29906                                       P.O. BOX 2900
HONOLULU, HI 96820                                 HONOLULU HI 96846

------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------

Analyzed Business Checking


                Account number                       0001-042424  Beginning balance                             $0.00
                Enclosures                                   745  Total additions                       43,832,994.58
                Low balance                                $0.00  Total subtractions                    43,832,994.58
                                                                                                        -------------
                Average balance                            $0.00  Ending balance                                 $.00







DEBITS
                Date        Description                                                                Subtractions
                ------------------------------------------------------------------------------------------------------
                03-16       Deposited Item Rtned                                                               122.24
                ------------------------------------------------------------------------------------------------------
                03-16       Automatic Transfer                                                           1,157,817.54
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-17       Debit Memo                                                                         300.00
                ------------------------------------------------------------------------------------------------------
                03-17       Debit Memo                                                                          47.40
                ------------------------------------------------------------------------------------------------------
                03-17       Automatic Transfer                                                           6,783,679.86
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-18       Automatic Transfer                                                           2,247,145.95
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-19       Debit Memo                                                                         100.00
                ------------------------------------------------------------------------------------------------------
                03-19       ACH Debit                                                                           18.40
                            JCBI HI BKCD M DSC 200403 0001290782
                ------------------------------------------------------------------------------------------------------
                03-19       Automatic Transfer                                                           1,920,757.20
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588


[Bank of Hawaii Logo]
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

                                                              --------------
  o Ending balance reflected on this statement                  $
  o Add deposits and transfers to this account;               --------------
    not yet reflected on this statement:
  ----------------------------------------------------------
     Date       Amount       Date       Amount      Date
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       + $
  --------------------------------------------------------------------------

                                                              --------------
  o Sub-Total:                                                = $
                                                              --------------
  o Subtract checks, withdrawals and transfers out of this account, not reflected on this statement
  ----------------------------------------------------------
    Date/                    Date/                   Date/
   Check No.    Amount     Check No.    Amount     Check No.
  ----------------------------------------------------------
              $                       $
  ----------------------------------------------------------
              $                       $
  --------------------------------------------------------------------------
              $                       $                       - $
  --------------------------------------------------------------------------

                                                              --------------
  o Current Account Balance                                   = $
                                                              --------------
    (For checking accounts, this amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o  Your name and account number
    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
    o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.

-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                         [Equal Housing Lender Logo]

DDA-716 (Rev 11-2003)




[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 2 of 24
March 31, 2004                                                                                         0001-042424

                Date        Description                                                                Subtractions
                ------------------------------------------------------------------------------------------------------

                03-22       Automatic Transfer                                                           5,263,652.64
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-23       Debit Memo                                                                         400.00
                ------------------------------------------------------------------------------------------------------
                03-23       ACH Debit                                                                            8.55
                            JCBI HI BKCD M DSC 200403 0001316652
                ------------------------------------------------------------------------------------------------------
                03-23       Automatic Transfer                                                           1,351,647.37
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-24       Automatic Transfer                                                           5,394,753.06
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-25       Debit Memo                                                                          11.37
                ------------------------------------------------------------------------------------------------------
                03-25       ACH Debit                                                                            5.99
                            JCBI HI BKCD M DSC 200403 0001290949
                ------------------------------------------------------------------------------------------------------
                03-25       ACH Debit                                                                            4.37
                            JCBI HI BKCD M DSC 200403 0001484047
                ------------------------------------------------------------------------------------------------------
                03-25       Automatic Transfer                                                           1,610,309.82
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-26       Deposited Item Rtned                                                               328.98
                ------------------------------------------------------------------------------------------------------
                03-26       Deposit Adjustment                                                                 100.00
                ------------------------------------------------------------------------------------------------------
                03-26       Automatic Transfer                                                           2,470,713.18
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-29       Deposited Item Rtned                                                               219.20
                ------------------------------------------------------------------------------------------------------
                03-29       Deposited Item Rtned                                                               216.50
                ------------------------------------------------------------------------------------------------------
                03-29       Automatic Transfer                                                           4,702,578.92
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001026588
                ------------------------------------------------------------------------------------------------------
                03-30       Deposited Item Rtned                                                               534.12
                ------------------------------------------------------------------------------------------------------
                03-30       Deposited Item Rtned                                                               240.00
                ------------------------------------------------------------------------------------------------------
                03-30       ACH Debit                                                                            5.98
                            JCBI H1 BKCD M DSC 200403 0001484047
                ------------------------------------------------------------------------------------------------------
                03-30       Automatic Transfer                                                           5,969,449.88
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588
                ------------------------------------------------------------------------------------------------------
                03-31       Debit Memo                                                                         200.00
                ------------------------------------------------------------------------------------------------------
                03-31       Deposited Item Rtned                                                                76.60
                ------------------------------------------------------------------------------------------------------
                03-31       ACH Debit                                                                        1,789.16
                            DISCOVER BUS SVC SETTLEMENT 040330 601101601001736
                ------------------------------------------------------------------------------------------------------
                03-31       Automatic Transfer                                                           4,955,760.30
                            TRANSFER TO CONCENTRATION ACCOUNT
                            0001028588


CREDITS

                Date        Description                                                                     Additions
                ------------------------------------------------------------------------------------------------------
                03-16       Automatic Transfer                                                              24,252.05
                            TRANSFER FROM CONCENTRATION ACCOUNT
                            0034036160






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 3 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions

----------------------------------------------------------------------------------------------------------------------

03-16           Wire Transfer Credit                                                                       681,953.76
                BOH FUNDS TRANSFER 031604 040316000468702
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000335                          77,510.61
----------------------------------------------------------------------------------------------------------------------
03-16           Wire Transfer Credit                                                                        68,437.83
                BOH FUNDS TRANSFER 031604 040316000522702
                SWF OF 04/03/16
----------------------------------------------------------------------------------------------------------------------
03-16           Credit Memo                                                                                159,996.32
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                  43,590.16
                DISCOVER BUS SVC SETTLEMENT 040313 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000335                          13,128.50
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000681                           6,700.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000681                           4,900.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                           4,864.21
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000679                           4,655.52
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                           4,627.62
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                           4,284.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           4,217.59
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000681                           3,850.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                           3,506.34
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000679                           3,408.86
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000422                           3,235.71
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000424                           2,771.50
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000879                           2,588.38
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           2,359.18
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                           2,324.95
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                   1,789.77
                ALA MOANA TICKET TELECHECK 040316 05712517
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                           1,665.48
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                           1,611.68
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                           1.511.64
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000431                           1,507.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                           1,490.61
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000655                           1,350.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000655                           1,350.00
----------------------------------------------------------------------------------------------------------------------
03-15           Deposit Non Teller                                     00000000441                           1,202.10
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000461                           1,089.08
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                           1,010.89
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                           1,005.56
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                             939.30
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000461                             903.90
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000451                             870.92
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000431                             822.38
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000461                             755.40
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000461                             718.80
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                             656.36
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     655.03
                ALA MOANA TICKET TELECHECK 040316 05712517
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000432                             617.85
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     478.20
                KAUAI PASSENGER TELECHECK 040316 05764731
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000461                             433.10






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 4 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                      0000000424                             390.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000451                             370.78
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                             350.00
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     342.86
                HILO PASSENGER 4 TELECHECK 040316 05781604
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     335.08
                HILO PASSENGER 4 TELECHECK 040315 05781604
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000452                             329.26
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                             315.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000431                             300.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                      0000000424                             290.00
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     258.20
                KONA KEAHOLE STA TELECHECK 040316 05781606
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                             230.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000462                             227.55
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                             226.30
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000441                             210.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                             207.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000462                             185.89
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                             178.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                             170.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000481                             169.97
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                             155.00
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     153.20
                KAUAI PASSENGER TELECHECK 040316 05764731
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     153.20
                KAUAI PASSENGER TELECHECK 040316 05764731
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     150.00
                HILO SALES 636 TELECHECK 040316 05781608
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                     150.00
                KONA KEAHOLE STA TELECHECK 040318 05781606
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000422                              86.02
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                              75.00
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                      56.25
                HILO PASSENGER 4 TELECHECK 040316 05781604
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                              55.00
----------------------------------------------------------------------------------------------------------------------
03-16           Customer Deposit                                       00000000445                              51.00
----------------------------------------------------------------------------------------------------------------------
03-16           ATM Deposit                                            00000000335                              45.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00030000442                              41.33
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                              40.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000461                              35.00
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000424                              28.68
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                              27.97
----------------------------------------------------------------------------------------------------------------------
03-16           ACH Credit                                                                                      25.00
                KONA KPAHOLE STA TELECHECK 040316 05781606
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Non Teller                                     00000000336                              25.00
----------------------------------------------------------------------------------------------------------------------
03-16           Customer Deposit                                       00000000445                               2.50
----------------------------------------------------------------------------------------------------------------------
03-16           Deposit Adjustment                                     00000000422                               0.60
----------------------------------------------------------------------------------------------------------------------
03-17           Automatic Transfer                                                                          63,579.69
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 5 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-17           Wire Transfer Credit                                                                     2,429,474.07
                BOH FUNDS TRANSFER 031704 040317000293702
                ARC 173
----------------------------------------------------------------------------------------------------------------------
03-17           Wire Transfer Credit                                                                     1,854,270.30
                BOH FUNDS TRANSFER 031704 040317000064702
                000002306
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000335                       1,410,064.63
----------------------------------------------------------------------------------------------------------------------
03-17           Wire Transfer Credit                                                                       852,469.84
                BOH FUNDS TRANSFER 031704 040317000425702
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                  46,746.42
                DISCOVER BUS SVC SETTLEMENT 040318 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                  32,065.77
                DISCOVER BUS SVC SETTLEMENT 040316 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                  28,936.77
                DISCOVER BUS SVC SETTLEMENT 040316 601101601001738
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                  25,612.28
                SPRINT 142825 040316 HAWAIIAN AIRLINES
                INC
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000441                           4,121.23
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                           4,105.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                           2,999.48
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                           2,948.28
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000431                           2,515.52
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000441                           1,834,66
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                   1,624.86
                ALA MOANA TICKET TELECHECK 040317 05712517
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                   1,536.02
                KAUAI PASSENGER TELECHECK 040317 05764731
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000679                           1,365.20
----------------------------------------------------------------------------------------------------------------------
03-17           Customer Deposit                                       00000000636                           1,253.02
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000431                           1,247.02
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000679                           1,198.90
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                           1,161.12
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000422                           1,132.12
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000681                             911.51
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             861.60
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             805.48
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000461                             707.10
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000422                             641.81
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             608.24
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000422                             449.51
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             445.40
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000451                             438.40
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000442                             436.43
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000441                             420.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000422                             416.46
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             400.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             394.80
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000441                             365.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000462                             359.45
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             277.20





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 6 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             257.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             255.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000679                             218.38
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000335                             212.76
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                     203.10
                HILO SALES 636 TELECHECK 040317 05781608
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000452                             190.46
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000335                             178.64
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000432                             173.26
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             167.00
----------------------------------------------------------------------------------------------------------------------
03-17           ACH Credit                                                                                     150.00
                HILO PASSENGER 4 TELECHECK 040317 05781604
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             150.00
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000335                             131.32
----------------------------------------------------------------------------------------------------------------------
03-17           Customer Deposit                                       00000000445                             124.40
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                             112.60
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000461                             105.05
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000451                             103.10
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                                                              76.60
----------------------------------------------------------------------------------------------------------------------
03-17           Deposit Non Teller                                     00000000424                              13.00
----------------------------------------------------------------------------------------------------------------------
03-17           Customer Deposit                                       00000000445                               5.00
----------------------------------------------------------------------------------------------------------------------
03-18           Automatic Transfer                                                                          19,235.01
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-18           Wire Transfer Credit                                                                     1,000,000.00
                BOW FUNDS TRANSFER 031804 040318000282702
                245TTJ-20301824
----------------------------------------------------------------------------------------------------------------------
03-18           Wire Transfer Credit                                                                       982,006.88
                BOH FUNDS TRANSFER 031804 040318000336702
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000335                         142,848.83
----------------------------------------------------------------------------------------------------------------------
03-18           ACH Credit                                                                                  28,435.27
                DISCOVER BUS SVC SETTLEMENT 040317 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000335                           7,345.87
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000681                           6,731.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000441                           6,647.48
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           5,407.62
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           4,575.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000681                           3,972.36
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           2,977.86
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000655                           2,856.50
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000431                           2,581.30
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           2.537.40
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000461                           2,185.53
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           2,134.07
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     06000000441                           2,029.48
----------------------------------------------------------------------------------------------------------------------
03-18           Customer Deposit                                       00000000636                           2,012.04
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000655                           1,950.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000679                           1,914.66
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000679                           1,783.58
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           1,618.34
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000461                           1,079.15





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 7 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                           1,048.60
----------------------------------------------------------------------------------------------------------------------
03-18           ACH Credit                                                                                   1,011.23
                ALA MOANA TICKET TELECHECK 040318 05712517
----------------------------------------------------------------------------------------------------------------------
03-18           Customer Deposit                                       00000000636                             825.56
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             742.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000441                             655.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000441                             625.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000461                             623.26
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             580.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000431                             571.36
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             535.40
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000451                             504.28
----------------------------------------------------------------------------------------------------------------------
03-18           ACH Credit                                                                                     485.80
                HILO PASSENGER 4 TELECHECK 040318 05781604
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             460.40
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000442                             419.40
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000004511                             413.20
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             375.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             334.70
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000461                             305.01
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             300.64
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000432                             255.07
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             170.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                             150.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000462                             140.49
----------------------------------------------------------------------------------------------------------------------
03-18           ACH Credit                                                                                     124.62
                KAUAI PASSENGER TELECHECK 040318 057643731
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000431                             100.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                              80.00
----------------------------------------------------------------------------------------------------------------------
03-18           ACH Credit                                                                                      75.00
                KONA KEAHOLE STA TELECHECK 040318 05781606
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000681                              66.17
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                              45.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000336                              30.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000444                              22.51
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000452                              17.76
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000424                              15.00
----------------------------------------------------------------------------------------------------------------------
03-18           Deposit Non Teller                                     00000000462                              13.26
----------------------------------------------------------------------------------------------------------------------
03-19           Automatic Transfer                                                                          28,986.04
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036180
----------------------------------------------------------------------------------------------------------------------
03-19           Wire Transfer Credit                                                                     1,134,667.70
                BOH FUNDS TRANSFER 031904 040319000519702
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000336                         416,660.67






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 8 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000335                         114,600.21
----------------------------------------------------------------------------------------------------------------------
03-19           Credit Memo                                                                                 79,875.00
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                  49,580.22
                DISCOVER BUS SVC SETTLEMENT 040318 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-19           Wire Transfer Credit                                                                        24,243.50
                BOH FUNDS TRANSFER 031904 040319000120702
                029-0TT-412194
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                   6,120.30
                USPS ST. LOUIS CONTRACTS 040319
                990042880EA0000
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           5,955.07
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000681                           5,335.72
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           5,315.26
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000431                           3,729.45
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000681                           3,631.88
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           3,128.69
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000681                           2,507.30
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000441                           2,499.88
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000461                           2,387.72
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000336                           2,313.81
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000681                           1,938.90
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000652                           1,882.75
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000441                           1,494.88
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           1,468.10
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           1,379.74
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000431                           1,318.69
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                   1,277.50
                HAWAIIAN VAC SEC FEES 031804
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           1,203.79
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000679                           1,200.90
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000679                           1,130.25
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                           1,040.90
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             939.60
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000422                             862.95
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             780.75
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                     728.96
                KAUAI PASSENGER TELECHECK 040319 05764731
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000441                             715.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000336                             703.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000681                             700.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000441                             700.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000422                             668.69
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                     645.60
                JCBI HI BKCD DEPST 200403 0001290782
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000422                             622.73
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000461                             562.11
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             476.80
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             464.80
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             404.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000422                             377.93
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000442                             348.18





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                  Page 9 of 24
March 31, 2004                                                                                         0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             325.66
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000432                             307.51
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                     304.85
                USPS ST. LOUIS CONTRACTS 040319
                990042880EA0000
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             277.50
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000335                             265.15
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             250.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             235.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000462                             223.96
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             181.60
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                     150.00
                HILO PASSENGER 4 TELECHECK 040319 05781604
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             150.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             135.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             120.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                             100.60
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                              76.04
----------------------------------------------------------------------------------------------------------------------
03-19           ACH Credit                                                                                      75.00
                KONA KEAHOLE STA TELECHECK 040319 05781606
----------------------------------------------------------------------------------------------------------------------
03-19           Customer Deposit                                       00000000444                              68.38
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                              30.00
----------------------------------------------------------------------------------------------------------------------
03-19           Deposit Non Teller                                     00000000424                              15.93
----------------------------------------------------------------------------------------------------------------------
03-19           Customer Deposit                                       00000000444                               7.50
----------------------------------------------------------------------------------------------------------------------
03-22           Automatic Transfer                                                                          42,309.25
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-22           Wire Transfer Credit                                                                     2,556,409.57
                BOH FUNDS TRANSFER 032204 040322000489702
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                               1,924,718.93
                AMERICAN EXPRESS SETTLEMENT 040322 7992400143
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000335                         185,830.29
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000335                         170,525.28
----------------------------------------------------------------------------------------------------------------------
03-22           Credit Memo                                                                                159,825.00
----------------------------------------------------------------------------------------------------------------------
03-22           Wire Transfer Credit                                                                        67,267.91
                BOH FUNDS TRANSFER 032204 040322000631702
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                                  45,757.99
                DISCOVER BUS SVC SETTLEMENT 040319 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           7,925.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           6,336.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           5,685.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           4,837.64
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           4,555.88
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                           3,140.02
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           3,104.23
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                           3,087.25
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000679                           2,987.90
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                           2,830.50
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000461                           2,752.10
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                           2,559.74
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                           2,472.00





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 10 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                           2,368.68
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                           2,069.94
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                           2,026.75
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                           2,000.83
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Adjustment                                     00000000424                           1,986.14
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000679                           1,825.38
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,733.13
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                                   1,687.91
                ALA MOANA TICKET TELECHECK 040322 05712517
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                           1,642.60
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,524.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                           1,434.08
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000681                           1,424.66
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,393.12
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                           1,392.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00001100424                           1,387.07
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,325.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,163.48
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,152.25
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000422                           1,150.94
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,104.60
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                           1,038.08
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000679                           1,018.42
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                             977.22
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                             902.90
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             833.47
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                                     821.16
                VERIZON HAWAII I EDI PAYMTS
                HAW04078
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             816.48
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000679                             804.60
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             760.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             749.10
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             730.64
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000335                             696.84
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             660.10
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             650.25
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             635.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000442                             618.90
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             587.20
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             556.80
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             545.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             540.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             539.01
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             525.27
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000681                             504.22
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             500.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             500.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000679                             479.50
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             470.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000422                             465.19





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 11 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             451.61
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                             429.61
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             425.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                             407.22
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             405.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000431                             400.00
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                                     388.00
                HILO PASSENGER 4 TELECHECK 040322 05781604
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000442                             364.22
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                             353.30
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             352.61
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000451                             343.02
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             340.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             310.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             295.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             280.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             276.01
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000441                             260.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             250.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000432                             247.84
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000335                             230.97
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                                     197.60
                KONA KEAHOLE STA TELECHECK 040322 05781506
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             150.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             119.11
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             116.04
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             114.06
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                             111.01
----------------------------------------------------------------------------------------------------------------------
03-22           Customer Deposit                                       00000000444                              80.02
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000681                              75.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                              45.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                              45.00
----------------------------------------------------------------------------------------------------------------------
03-22           ACH Credit                                                                                      40.00
                KAUAI PASSENGER TELECHECK 040322 05764731
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                              30.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                               5.00
----------------------------------------------------------------------------------------------------------------------
03-22           Customer Deposit                                       00000000444                               2.50
----------------------------------------------------------------------------------------------------------------------
03-22           Deposit Non Teller                                     00000000424                               2.50
----------------------------------------------------------------------------------------------------------------------
03-23           Automatic Transfer                                                                         131,979.29
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-23           Wire Transfer Credit                                                                       927,912.50
                BOH FUNDS TRANSFER 032304 040323000471702
----------------------------------------------------------------------------------------------------------------------
03-23           Wire Transfer Credit                                                                        77,000.00
                BOH FUNDS TRANSFER 032304 040323001012702
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000335                          74,593.39
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                  45.578.41
                DISCOVER BUS SVC SETTLEMENT 040320 601101601001736





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 12 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-23           Wire Transfer Credit                                                                        17,000.00
                BOH FUNDS TRANSFER 032304 040323001057702
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000336                           9,630.80
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000335                           7,748.91
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000681                           4,898.02
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                           4,460.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000431                           4,326.89
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                           4,010.07
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                           2,970.50
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000422                           2,881.45
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                           2,410.52
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                           2,358.71
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000441                           2,358.49
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000336                           2,107.79
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                           2,077.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000422                           1,445.98
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                           1,428.93
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000679                           1,339.68
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000441                           1,293.05
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000679                           1,241.91
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                           1,210.71
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                   1,190.28
                KAUAI PASSENGER TELECHECK 040323 05764731
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                           1,184.50
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                           1,037.59
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                   1,008.81
                ALA MOANA TICKET TELECHECK 040323 05712617
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                             885.23
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000441                             765.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             744.66
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             718.03
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                             714.84
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000431                             713.48
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000422                             631.31
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000432                             621.24
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                             596.91
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000422                             578.79
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     539.72
                KONA KEAHOLE STA TELECHECK 040323 05781606
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000335                             456.04
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000432                             434.58
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     390.20
                KONA KEAHOLE STA TELECHECK 040323 05781606
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             379.18
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     372.40
                KONA KEAHOLE STA TELECHECK 040323 05781606
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     328.76
                ALA MOANA TICKET TELECHECK 040323 05712517
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     323.20
                HILO PASSENGER 4 TELECHECK 040323 05781604





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 13 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     300.00
                JCBI HI BKCD DEPST 200403 0001316652
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             300.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000441                             255.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             230.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000461                             225.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             220.00
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     198.02
                KAUAI PASSENGER TELECHECK 040323 05764731
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     187.61
                KAUAI PASSENGER TELECHECK 040323 05764731
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             153.20
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                     150.00
                HILO PASSENGER 4 TELECHECK 040323 05781604
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000681                             138.84
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             120.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000442                             109.79
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                             100.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000462                              78.54
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                              77.50
----------------------------------------------------------------------------------------------------------------------
03-23           ACH Credit                                                                                      76.60
                KAHULUI PAX NO 4 TELECHECK 040323 05771405
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                              65.00
----------------------------------------------------------------------------------------------------------------------
03-23           Customer Deposit                                       00000000445                              50.01
----------------------------------------------------------------------------------------------------------------------
03-23           Customer Deposit                                       00000000445                              50.01
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                              30.00
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                              12.75
----------------------------------------------------------------------------------------------------------------------
03-23           Deposit Non Teller                                     00000000424                               2.50
----------------------------------------------------------------------------------------------------------------------
03-24           Automatic Transfer                                                                          40,269.39
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-24           Wire Transfer Credit                                                                     3,081,967.36
                BOH FUNDS TRANSFER 032404 040324000438702
                ARC 173
----------------------------------------------------------------------------------------------------------------------
03-24           Wire Transfer Credit                                                                     1,021,160.21
                BOH FUNDS TRANSFER 032404 040324000657702
----------------------------------------------------------------------------------------------------------------------
03-24           Wire Transfer Credit                                                                       875,550.74
                BOH FUNDS TRANSFER 032404 040324000058702
                000002327
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000336                         132,177.56
----------------------------------------------------------------------------------------------------------------------
03-24           Wire Transfer Credit                                                                        84,073.44
                BOH FUNDS TRANSFER 032404 040324000771702
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000334                          46,000.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000335                          44,032.78
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000681                          26,008.16
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000441                           6,750.04
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           4,610.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           4,532.37
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           4,211.80
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           3,259.40





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 14 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000655                           2,975.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000655                           2,876.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000451                           2,552.94
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000679                           2,386.47
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000655                           2,375.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000679                           2,233.52
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000431                           2,101.13
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           1,973.10
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000451                           1,856.87
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000679                           1,440.97
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           1,408.34
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000452                           1,346.42
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000431                           1,303.63
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000441                           1,296.47
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000681                           1,182.96
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                           1,003.17
----------------------------------------------------------------------------------------------------------------------
03-24           ACH Credit                                                                                     914.82
                ALA MOANA TICKET TELECHECK 040324 05712517
----------------------------------------------------------------------------------------------------------------------
03-24           ACH Credit                                                                                     838.26
                USPS ST. LOUIS CONTRACTS 040324
                000000068EA0000
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             716.32
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             650.11
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             488.63
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000422                             469.14
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000451                             464.22
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             385.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000452                             374.87
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000442                             367.46
----------------------------------------------------------------------------------------------------------------------
03-24           ACH Credit                                                                                     348.03
                KONA KEAHOLE STA TELECHECK 040324 05781506
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000441                             325.00
----------------------------------------------------------------------------------------------------------------------
03-24           ACH Credit                                                                                     305.70
                KAUAI PASSENGER TELECHECK 040324 05764731
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000422                             298.85
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000452                             269.10
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             260.10
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000335                             241.75
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             240.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000441                             220.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000681                             219.90
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000452                             191.04
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000452                             133.32
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000451                             127.75
----------------------------------------------------------------------------------------------------------------------
03-24           Customer Deposit                                       00000000445                             121.58
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             102.50
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             101.60
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000432                             101.56
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                             100.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                              80.00





[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 15 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-24           ACH Credit                                                                                      75.00
                HILO PASSENGER 4 TELECHECK 040324 05781604
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                              75.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                              74.41
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000336                              45.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000336                              43.72
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000424                               3.18
----------------------------------------------------------------------------------------------------------------------
03-25           Automatic Transfer                                                                          45,245.41
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-25           Wire Transfer Credit                                                                     1,122,561.01
                BOH FUNDS TRANSFER 032504 040325000598702
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000335                         140,627.75
----------------------------------------------------------------------------------------------------------------------
03-24           Deposit Non Teller                                     00000000336                          61,752.30
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                  47,616.36
                DISCOVER BUS SVC SETTLEMENT 040324 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                  45,433.24
                DISCOVER BUS SVC SETTLEMENT 040324 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                  37,633.25
                DISCOVER BUS SVC SETTLEMENT 040324 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                  37,625.65
                DISCOVER BUS SVC SETTLEMENT 040324 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000681                          12,111.71
----------------------------------------------------------------------------------------------------------------------
03-25           Wire Transfer Credit                                                                         8,414.98
                BOH FUNDS TRANSFER 032504 040325000081702
                04032500010021
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000441                           8,373.02
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                           4,890.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                           4,281.03
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                           3,694.46
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000652                           3,052.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000451                           2,656.02
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                           2,577.79
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000441                           2,292.31
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000461                           1,861.91
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                           1,854.15
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000451                           1,685.78
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000431                           1,579.22
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000461                           1,397.77
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000431                           1,165.68
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             923.11
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             916.72
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             806.72
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                      771.12
                ALA MOANA TICKET TELECHECK 040325 05712517
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000681                             656.36
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000679                             580.04
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000442                             467.32
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000441                             444.00






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 16 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------

03-25           Deposit Non Teller                                     00000000424                             440.00
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                     433.82
                KAUAI PASSENGER TELECHECK 040323 05764731
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             335.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             332.18
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000461                             328.98
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000441                             300.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000679                             253.20
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                     210.30
                JCBI HI BKCD OEPST 200403 0001290949
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             175.60
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             175.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000336                             172.20
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                     153.20
                JCBI HI BKCD DEPST 200403 0001484047
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000432                             145.70
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                             129.60
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000679                             126.01
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000462                             120.59
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000422                             119.96
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000452                              90.19
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                              77.50
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000336                              75.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                              30.00
----------------------------------------------------------------------------------------------------------------------
03-25           ACH Credit                                                                                      26.59
                HILO PASSENGER 4 TELECHECK 040325 05781604
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000461                              25.00
----------------------------------------------------------------------------------------------------------------------
03-25           Customer Deposit                                       00000000445                              22.51
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                              12.75
----------------------------------------------------------------------------------------------------------------------
03-25           Deposit Non Teller                                     00000000424                               7.50
----------------------------------------------------------------------------------------------------------------------
03-26           Automatic Transfer                                                                          43,247.45
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-26           Wire Transfer Credit                                                                     1,083,624.39
                BOH FUNDS TRANSFER 032604 0403246000331702
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000335                         876,402.39
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000336                         167,396.83
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000335                         107,289.05
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                  49,088.68
                USPS ST. LOUIS CONTRACTS 040326
                990042880EA0000
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                  40,051.91
                DISCOVER BUS SV SETTLEMENT 040325 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000335                          39,453.53
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                   7,283.18
                USPS ST. LOUIS CONTRACTS 040326
                990042880EA0000
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           5,111.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000441                           4,198.14






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 17 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000679                           3,824.05
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           3,774.77
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           3,357.63
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000679                           3,223.64
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           2,655.21
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000431                           2,266.94
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000681                           2,254.40
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           2,021.26
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000441                           1,879.85
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000461                           1,711.24
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000422                           1,646.84
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000431                           1,610.64
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           1,600.94
----------------------------------------------------------------------------------------------------------------------
03-26           Wire Transfer Credit                                                                         1,414.23
                BOH FUNDS TRANSFER 032604 040326000327702
                ARC 173
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                   1,291.02
                KAUAI PASSENGER TELECHECK 040326 05764731
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000451                           1,114.62
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000422                           1,045.91
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000681                           1,036.29
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                           1,036.01
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000679                           1,007.59
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             960.44
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000441                             870.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000336                             633.84
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000442                             614.86
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                     551.31
                1-800-FLOWERS IN BATCH 032604 16592
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             500.00
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                     496.15
                ALA MOANA TICKET TELECHECK 040326 06712517
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                     484.23
                KONA KEAHOLE STA TELECHECK 040329 05781605
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             374.03
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000451                             364.01
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             315.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             286.60
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000432                             282.77
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000461                             242.60
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000335                             238.86
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             200.00
----------------------------------------------------------------------------------------------------------------------
03-26           ACH Credit                                                                                     150.00
                KAHULUI PAX NO 4 TELECHECK 040326 05771405
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             149.12
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000681                             133.20
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000441                             120,00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                             115.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                              15.00






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 18 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000462                              12.78
----------------------------------------------------------------------------------------------------------------------
03-26           Deposit Non Teller                                     00000000424                              12.75
----------------------------------------------------------------------------------------------------------------------
03-29           Automatic Transfer                                                                          35,547.32
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034038160
----------------------------------------------------------------------------------------------------------------------
03-29           Wire Transfer Credit                                                                     2,434,016.32
                BOH FUNDS TRANSFER 032904 040329001047702
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                               1,781,497.80
                AMERICAN EXPRESS SETTLEMENT 040329 7992400143
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000335                          88,300.55
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000335                          79,454.68
----------------------------------------------------------------------------------------------------------------------
03-29           Wire Transfer Credit                                                                        76,625.09
                BOH FUNDS TRANSFER 032904 040329000760702
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                                  54,430.66
                DISCOVER BUS SVC SETTLEMENT 040326 801101601001736
----------------------------------------------------------------------------------------------------------------------
03-29           Wire Transfer Credit                                                                        46,204.40
                BOH FUNDS TRANSFER 032904 040329000029702
                RGT994135086
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           6,764.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000681                           6,033.60
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           5,871.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000431                           4,781.35
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit. Non Teller                                    00000000424                           4,565.09
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           4,084.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           3,841.76
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           3,301.04
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                           3,201.38
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000679                           2,505.61
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           2,439.61
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           2,388.77
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                           2,382.53
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           2,100.06
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000679                           2,021.96
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                                   2,009.48
                VERIZON HAWAII I EDI PAYMTS
                HAW04085
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,965.37
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000681                           1,939.29
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000335                           1,900.09
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                           1,836.38
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,705.81
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,667.32
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000679                           1,629.55
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000431                           1,510.51
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000431                           1,471.61
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                           1,471.61
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000679                           1,398.93
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,264.60
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,239.60
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,183.60
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000335                           1,135.08






[LOGO] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                   Page 19 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                           1,086.13
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000681                           1,009.40
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             959.23
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             941.50
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                                     938.21
                KAUAI PASSENGER TELECHECK 040329 05764731
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000451                             847.63
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                             755.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000422                             706.01
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             695.41
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             679.59
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             670.64
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             649.84
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000422                             644.31
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000422                             632.80
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000431                             616.82
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                             585.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000461                             574.23
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000431                             569.23
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                                     564.75
                ALA MOANA TICKET TELECHECK 040329 05712617
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000451                             531.54
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000422                             516.95
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             500.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             485.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                             480.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000461                             475.21
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             475.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000431                             445.71
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000451                             438.21
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             424.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             413.81
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000451                             409.04
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             345.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             335.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000681                             328.98
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             315.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000441                             305.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000442                             276.37
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             259.20
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             255.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000451                             255.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000451                             251.21
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000452                             250.99
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             250.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             250.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000452                             209.05
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000442                             207.37
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000462                             160.35
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                                                             150.00







[LOGO] Bank of Hawaii
HAWAIIAN AIRLINES INC                                                                                   Page 20 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                                     142.60
                HILO PASSENGER 4 TELECHECK 040329 05781604
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             130.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                             100.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000452                              99.80
----------------------------------------------------------------------------------------------------------------------
03-29           Customer Deposit                                       00000000445                              90.02
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000679                              84.10
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                              80.53
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000432                              75.04
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000631                              75.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                              45.00
----------------------------------------------------------------------------------------------------------------------
03-29           Customer Deposit                                       00000000444                              39.02
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000335                              38.58
----------------------------------------------------------------------------------------------------------------------
03-29           ACH Credit                                                                                      34.98
                KONA KEAHOLE STA TELECHECK 040329 0578 1606
----------------------------------------------------------------------------------------------------------------------
03-29           Customer Deposit                                       00000000445                              31.13
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                              27.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                              25.50
----------------------------------------------------------------------------------------------------------------------
03-29           Customer Deposit                                       00000000444                              25.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000461                              25.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000335                              18.67
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                              15.00
----------------------------------------------------------------------------------------------------------------------
03-29           Customer Deposit                                       00000000445                               5.00
----------------------------------------------------------------------------------------------------------------------
03-29           Deposit Non Teller                                     00000000424                               3.41
----------------------------------------------------------------------------------------------------------------------
03-29           Customer Deposit                                       00000000445                               2.50
----------------------------------------------------------------------------------------------------------------------
03-30           Automatic Transfer                                                                          23,738.03
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-30           Wire Transfer Credit                                                                    2,357,266.00
                BOH FUNDS TRANSFER 033004 040330000531702
                MAIL OF 04/03/30
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000335                       1,500,000.00
----------------------------------------------------------------------------------------------------------------------
03-30           Wire Transfer Credit                                                                       800,695.54
                BOH FUNDS TRANSFER 033004 040 30000775702
----------------------------------------------------------------------------------------------------------------------
03-30           Wire Transfer Credit                                                                       538,905.49
                BOH FUNDS TRANSFER 033004 040330000933702
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000335                         434,970.59
----------------------------------------------------------------------------------------------------------------------
03-30           Credit Memo                                                                                159,825.00
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                  43,463.63
                DISCOVER BUS SVC SETTLEMENT 040327 601101601001736
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000681                          29,950.05
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           6,742.25
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000636                           5,094.10
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           4,215.00
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000636                           3,558.53
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000431                           3,464.58
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           3,269.31
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000681                           3,244.50
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000679                           3,097.72
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                           3,070.14
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000655                           2,882.50






[LOGO] Bank of Hawaii
HAWAIIAN AIRLINES INC                                                                                   Page 21 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           2,718.35
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           2,607.69
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000431                           2,181.12
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000636                           1,954.18
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000655                           1,950.00
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                   1,934.88
                ALA MOANA TICKET TELECHECK 040330 05712517
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                           1,692.94
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           1,624.35
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           1,503.97
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000461                           1,393.03
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000636                           1,322.91
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000336                           1,268.60
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000681                           1,211.60
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                           1,012.11
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             995.07
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000461                             952.90
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             895.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000451                             855.99
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000636                             836.60
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                             800.23
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     786.43
                HILO PASSENGER 4 TELECHECK 040330 05781604
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000461                             721.83
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                             700.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                             697.88
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     630.42
                HILO PASSENGER 4 TELECHECK 040330 05781604
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000461                             598.99
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             564.12
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000461                             513.01
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000335                             500.57
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000462                             445.30
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             415.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             413.20
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000336                             398.37
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     396.00
                KONA KEAHOLE STA TELECHECK 040330 05781 606
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             391.66
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                             390.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             370.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000462                             320.11
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             310.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                             284.72
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                             270.00
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     260.00
                HILO PASSENGER 4 TELECHECK 040330 05781604
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000441                             260.00
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000604                             254.81
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000461                             249.01






[LOGO] Bank of Hawaii
HAWAIIAN AIRLINES INC                                                                                   Page 22 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     229.80
                KAUAI PASSENGER TELECHECK 040330 05764731
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000679                             218.01
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     209.99
                JCBI HI BKCD DEPST 200403 0001484047
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                     201.61
                KONA KEAHOLE STA TELECHECK 040330 05781606
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000431                             200.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000432                             177.01
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000336                             138.50
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000451                             116.01
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000442                              72.53
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000451                              52.50
----------------------------------------------------------------------------------------------------------------------
03-30           ACH Credit                                                                                      50.00
                KAUAI PASSENGER TELECHECK 040330 05764731
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000445                              45.01
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000681                              38.08
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                              25.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000424                              22.50
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000679                              17.50
----------------------------------------------------------------------------------------------------------------------
03-30           Customer Deposit                                       00000000636                              15.01
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-30           Deposit Non Teller                                     00000000336                              15.00
----------------------------------------------------------------------------------------------------------------------
03-31           Automatic Transfer                                                                          42.565.81
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
----------------------------------------------------------------------------------------------------------------------
03-31           Wire Transfer Credit                                                                     3,384.116.41
                BOH FUNDS TRANSFER 033104 040331000532702
                ARC 173
----------------------------------------------------------------------------------------------------------------------
03-31           Wire Transfer Credit                                                                       814,313.48
                BOH FUNDS TRANSFER 033104 040331000288702
----------------------------------------------------------------------------------------------------------------------
03-31           Wire Transfer Credit                                                                       387,396.12
                BOH FUNDS TRANSFER 033104 040331000087702
                000002349
----------------------------------------------------------------------------------------------------------------------
03-31           Wire Transfer Credit                                                                       131,748.25
                BOH FUNDS TRANSFER 033104 040330002339702
                IP1I289040545041
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000335                          85,960.04
----------------------------------------------------------------------------------------------------------------------
03-31           Wire Transfer Credit                                                                        21,563.11
                BOH FUNDS TRANSFER 033104 040330002435702
                0104 000677912
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000336                          17,336.02
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000335                          11,006.30
----------------------------------------------------------------------------------------------------------------------
03-31           Wire Transfer Credit                                                                         6,946.08
                BOH FUNDS TRANSFER 033104 040331000309702
                MP21285340547109
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           6,348.99
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           6,009.50
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000681                           5,768.00






[LOGO] Bank of Hawaii
HAWAIIAN AIRLINES INC                                                                                   Page 23 of 24
March 31, 2004                                                                                            0001-042424

Date            Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           5,279.86
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           2,758.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000441                           2,639.31
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000679                           2,314.45
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           2,214.27
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000681                           2,159.75
----------------------------------------------------------------------------------------------------------------------
03-31           ATM Deposit                                            00000000461                           1,765.48
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           1,637.60
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                                                           1,609.40
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000431                           1,602.18
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000679                           1,319.74
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           1,308.86
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                           1,217.01
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000431                           1,215.65
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000681                           1,013.44
----------------------------------------------------------------------------------------------------------------------
03-31           ACH Credit                                                                                     804.13
                ALA MOANA TICKET TELECHECK 040331 05712517
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000441                             772.44
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                             757.60
----------------------------------------------------------------------------------------------------------------------
03-31           ATM Deposit                                            00000000461                             583.62
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000441                             540.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000679                             476.09
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000336                             363.75
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000442                             342.89
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000681                             325.74
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                             270.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000431                             200.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                             151.01
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                             150.00
----------------------------------------------------------------------------------------------------------------------
03-31           ACH Credit                                                                                     134.06
                HILO PASSENGER 4 TELECHECK 040331 05781604
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000432                             130.25
----------------------------------------------------------------------------------------------------------------------
03-31           ACH Credit                                                                                     104.01
                HILO SALES 636 TELECHECK 040331 05781608
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000441                             100.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000462                              99.17
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                              95.00
----------------------------------------------------------------------------------------------------------------------
03-31           ACH Credit                                                                                      76.60
                KAUAI PASSENGER TELECHECK 040331 05764731
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                              65.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                              50.00
----------------------------------------------------------------------------------------------------------------------
03-31           Customer Deposit                                       00000000444                              20.00
----------------------------------------------------------------------------------------------------------------------
03-31           Customer Deposit                                       00000000444                              16.59
----------------------------------------------------------------------------------------------------------------------
03-31           Deposit Non Teller                                     00000000424                              15.00






DAILY BALANCES

               ------------ ------------         ------------- ----------------         ----------------- ------------
               Date              Amount          Data                   Amount          Date                   Amount
               ------------ ------------         ------------- ----------------         ----------------- ------------
               ------------ ------------         ------------- ----------------         ----------------- ------------
               03-15               0.00          03-17                    0.00          03-19                    0.00
               ------------ ------------         ------------- ----------------         ----------------- ------------
               ------------ ------------         ------------- ----------------         ----------------- ------------
               03-16               0.00          03-18                    0.00          03-22                    0.00
               ------------ ------------         ------------- ----------------         ----------------- ------------







[LOGO] Bank of Hawaii
HAWAIIAN AIRLINES INC                                                                                   Page 24 of 24
March 31, 2004                                                                                            0001-042424

               ------------ ------------         ------------- ----------------         ----------------- ------------
               Date              Amount          Data                   Amount          Date                   Amount
               ------------ ------------         ------------- ----------------         ----------------- ------------
               ------------ ------------         ------------- ----------------         ----------------- ------------
               03-23               0.00          03-26                    0.00          03-31                    0.00
               ------------ ------------         ------------- ----------------         ----------------- ------------
               ------------ ------------         ------------- ----------------         ----------------- ------------
               03-24               0.00          03-29                    0.00
               ------------ ------------         ------------- ----------------
               ------------ ------------         ------------- ----------------
               03-25               0.00          03-30                    0.00
               ------------ ------------         ------------- ----------------
